UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Amendment No. 1

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

_________________________________________________________________________________________

ASCENDIA BRANDS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:

____________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

____________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

____________________________________________________________________________________

(5)	Total fee paid:

____________________________________________________________________________________

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

____________________________________________________________________________________

(4)	Date Filed:

____________________________________________________________________________________

ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT NOTICE

To our Stockholders:

Ascendia Brands, Inc. (“Ascendia” or the “Company”) hereby gives notice to the holders of its common stock, par value $.001 per share (the “Common Stock”), Series A Junior Participating Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”), Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), and Series B-1 Convertible Preferred Stock, par value $.001 per share (the “Series B-1 Preferred Stock”, and collectively with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, the “Capital Stock”), that by written consent on February 9, 2007, in lieu of a meeting of stockholders, the holders of more than a majority of the voting power of our outstanding Capital Stock approved the issuance of notes convertible into shares of Common stock in an aggregate amount greater than 20% of our outstanding shares of Common Stock (the “Transaction”). A description of the securities is contained in this Information Statement. The stockholders took this action solely for the purposes of satisfying requirements of the American Stock Exchange that require an issuer of listed securities to obtain prior stockholder approval of the Transaction.

The stockholder action by written consent was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent is expected to become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

This action has been approved by the board of directors of the Company and the holders of more than a majority of the voting power of our outstanding Capital Stock. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

Joseph A. Falsetti

Chairman of the Board

April __, 2007

ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our common stock, par value $.001 per share (the “Common Stock”), Series A Junior Participating Preferred Stock, par value $.001 per share (the “Series A Preferred Stock”), Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), and Series B-1 Convertible Preferred Stock, par value $.001 per share (the “Series B-1 Preferred Stock”, and collectively with the Common Stock, the Series A Preferred Stock and the Series B Preferred Stock, the “Capital Stock”), in order to inform them that, in connection with the approval by our board of directors of the matters described below, the holders of more than a majority of the voting power of our outstanding Capital Stock subsequently approved these matters by written consent on February 9, 2007 (the “Written Consent”).

February 9, 2007 has been fixed as the record date for the determination of stockholders who are entitled to receive this Information Statement. On February 9, 2007, there were 11,744,056 shares of our Common Stock outstanding, 2,347.7745 shares of our Series A Preferred Stock outstanding, 300 shares of our Series B Preferred Stock outstanding and 30 shares of our Series B-1 Preferred Stock outstanding. Each share of Common Stock entitles its holder to one vote, each share of Series A Preferred Stock entitles its holder to 10,118.9046 votes, each share of Series B Preferred Stock entitles its holders to 6,666.66 votes, and each share of Series B-1 Preferred Stock entitles its holders to 6,666.66 votes, in each case, on matters submitted to a vote of holders of the Common Stock; provided, however, that any holder of the Series B Preferred Stock or Series B-1 Preferred Stock shall not have the right to exercise voting rights with respect to shares of Series B Preferred Stock or Series B-1 Preferred Stock, respectively, to the extent that giving effect to such voting rights would result in such holder’s and its affiliates being deemed to beneficially own more than 9.99% of the aggregate number of shares of our Common Stock outstanding after giving effect to such exercise.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR CAPITAL STOCK ON OR ABOUT APRIL __, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ISSUANCE OF SECURITIES

On February 9, 2007, the Company issued and sold $86 million of its secured convertible notes (the “Notes”) to Prencen Lending LLC (“Prencen Lending”) and Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. (together, “Watershed”) (the “Transaction”). $76 million in aggregate principal amount of the Notes were issued to Prencen Lending in exchange for $76 million in principal amount of the Prior Notes (as defined below) pursuant to a Third Amended and Restated Securities Purchase Agreement (the “Prencen Securities Purchase Agreement”) dated as of February 9, 2007, among the Company, Prencen Lending and Prencen LLC (“Prencen”) and $10 million in aggregate principal amount of the Notes were issued and sold to Watershed pursuant to a Securities Purchase Agreement, dated as of February 9, 2007 among the Company and Watershed (the “Watershed Securities Purchase Agreement” and together with the Prencen Securities Purchase Agreement, the “Securities Purchase Agreements”).

Pursuant to the Prencen Securities Purchase Agreement, the Company redeemed $15 million in principal amount of the Company’s senior secured convertible notes (the “Prior Notes”), paid $4,372,077 in accrued interest on the Prior Notes and $6,464,000 in redemption fees and the remaining $76 million in principal amount of the Prior Notes was surrendered and cancelled in exchange for the $76 million in principal amount of secured convertible notes issued pursuant to the Prencen Securities Purchase Agreement as required by our secured lenders. There are no material differences between the terms of the Prior Notes and the Notes. The cash proceeds from the sale of the Notes to Watershed and the Company’s first and second lien credit facilities were applied to satisfy the $95 million cash portion of the purchase price required to be paid in connection with the purchase by the Company and its wholly owned subs idiar ies, Ascendia Brands Co., Inc. and Lander Intangibles Corporation, of the Calgon® and Healing Garden® brands and certain brand-related assets from Coty Inc. and certain of its affiliates (the “Coty Transaction”), to refinance approximately $13 million of the Company’s indebtedness, to pay approximately $9 million of transaction costs and expenses incurred in connection with the Coty Transaction and the first, second and third lien financings, and for general corporate purposes.

The Notes are secured by a third lien on substantially all of the Company’s and its domestic subsidiaries’ assets and are guaranteed by all of the Company’s subsidiaries. The Notes mature on December 30, 2016 (subject to certain put and call rights described below) and will accrue interest at the rate of 9% per annum (subject to increase to up to 15% upon the occurrence or non-occurrence of certain events). Interest will be capitalized.

Any portion of the balance due under the Notes will be convertible at any time, at the option of the holder(s), into our Common Stock (the “Conversion Shares”) at a price of $0.42 per share (subject to certain anti-dilution adjustments), provided that a holder may not, except in accordance with the terms of the Notes, convert any amounts due under the Notes if and to the extent that, following such a conversion, such holder and its affiliates would collectively beneficially own more than 9.99% of the aggregate number of shares of our Common Stock outstanding following such conversion. In addition, the Company may require the exchange of up to $40 million in principal amount of the Notes then outstanding for shares of a newly created series of convertible preferred stock on terms acceptable to the Company and the holders of a majority in principal amount of the Notes, for a 15% exchange fee, payable in cash, if necessary to maintain the Company’s stockholder equity at the level required pursuant to the continued listing requirements of the American Stock Exchange (the “AMEX”), on which our Common Stock is listed.

At any time after the eighth anniversary of the issuance of the Notes, the Company may at its option redeem, or any holder may require the Company to redeem, all or any portion of the balance outstanding under the Notes at a premium of 7%. In addition, the Notes are redeemable by the holder(s) of at least a majority in principal amount of the Notes at any time upon the occurrence of an event of default or by any holder upon a change in control of the Company (as defined in the Notes), at a premium of 25% and 20%, respectively.

The Notes rank pari passu with each other and junior to the Credit Agreement dated as of February 9, 2007, among the Company, its domestic subsidiaries signatory thereto, certain lenders, and Wells Fargo Foothill, Inc. (“WFF”), as arranger and administrative agent, and the Second Lien Credit Agreement dated as of February 9, 2007 among the Company, its domestic subsidiaries signatory thereto, the lenders signatory thereto, WFF, as collateral agent, and Watershed Administrative, LLC, as administrative agent.

At the Closing, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) in favor of Watershed, Prencen and Prencen Lending with respect to the Conversion Shares, the Warrant Shares (as defined in the Registration Rights Agreement), the Preferred Conversion Shares (as defined in the Registration Rights Agreement) and any of our Common Stock currently held or subsequently acquired by Watershed, Prencen or Prencen Lending (the “Registrable Securities”). Under the Registration Rights Agreement, the Company is required to file a registration statement with respect to the Registrable Securities by June 30, 2007 and to use its best efforts to have such registration statement declared effective not later than 60 days thereafter (or 90 days after the filing deadline if the registration statement is subjected to a full review by the United States Securities and Exchange Commission (the “SEC”)). The Registration Rights Agreement contains certain fees for the failure to comply with such deadlines or to maintain the effectiveness of the registration statement. In addition, Prencen, Prencen Lending and Watershed were granted demand and piggyback registration rights on terms set forth in the Registration Rights Agreement.

On August 2, 2006 the Company issued to Prencen Series A Warrants for 3,053,358 shares of Common Stock at an exercise price of $2.10 per share (the “Series A Warrants”) and Series B Warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) for up to 3,000,000 shares of Common Stock at exercise prices ranging from $1.15 per share to $1.95 per share, based upon a formula set forth in the Series B Warrants and, based upon such formula, subsequently fixed at 2,000,000 shares of Common Stock at an exercise price of $1.35 per share. The Warrants may not, except in accordance with the terms of the Warrants, be exercised if and to the extent that, following such exercise, the holder and all affiliates of the holder would collectively beneficially own more than 9.99% of the aggregate number of shares of the Company’s Common Stock outstanding following such exercise. The Warrant Shares are the shares of the Company’s Common Stock into which the W arran ts ar e exe rcisa ble. The i ssuan ce of the Warrants and the related transactions were described in an Information Statement that was furnished on September 11, 2006 to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On December 26, 2006 and December 29, 2006, respectively, the Company issued to Prencen 300 shares of its Series B Convertible Preferred Stock and 30 shares of its Series B-1 Convertible Preferred Stock (collectively, the “Preferred Stock”). Each share of Preferred Stock is convertible into shares of the Company’s Common Stock. The Preferred Stock may not be converted if and to the extent that following such conversion, the holder and all affiliates of the holder would collectively beneficially own more than 9.99% of the aggregate number of shares of the Company’s Common Stock outstanding following such conversion. The Preferred Conversion Shares are the shares of the Company’s Common Stock into which the Preferred

Stock is convertible. The issuance of the Preferred Stock and the related transactions were described in an Information Statement that was furnished on April __, 2007 to all stockholders of the Company pursuant to Section 14(c) of the Exchange Act.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Notes, the Securities Purchase Agreements and/or the Registration Rights Agreement and is qualified in its entirety by reference to (i) the Prencen Securities Purchase Agreement, (ii) the Watershed Securities Purchase Agreement, (iii) the Form of Notes and (iv) the Registration Rights Agreement, copies of which are attached hereto as Exhibits B, C, D and E, respectively.

Except for their status as the contractual documents between the parties with respect to the transactions described therein, none of the above-referenced agreements is intended to provide factual information about the parties and the representations and warranties contained in such documents are made only for purposes of the respective agreements and as of specific dates, are intended solely for the benefit of the parties to the respective agreements, and may be subject to limitations agreed by the parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the respective agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.

Our Common Stock is listed on the AMEX and we are subject to the rules and requirements set forth in the AMEX Company Guide. Under Section 713(a) of the AMEX Company Guide, we were required to obtain prior stockholder approval of the issuance of securities in any private transaction involving (i) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) for less than the greater of book or market value of our Common Stock which together with sales by our officers, directors or principal shareholders equals 20% or more of our Common Stock outstanding before such issuance or (ii) the issuance of shares of our Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of our Common Stock outstanding before the issuance for less than the greater of book or market value of our Common Stock. We sometimes refer to this rule as the “20% Rule”. The securities to be issued in the Transaction may be issued at a discount to the market price of our Common Stock. The Conversion Shares would constitute more than 20% of the number of shares of our Common Stock outstanding. In addition, we obtained prior stockholder approval for the securities to be issued in the Transaction in the event that any other rule or requirement of the AMEX Company Guide would require such approval. We have obtained stockholder approval by written consent and the Written Consent will become effective on the twentieth (20th) day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as is reasonably practicable. A copy of the form of Written Consent executed in connection with the stockholder approval is attached hereto as Exhibit A.

The Written Consent was signed by persons who, as of the execution date, collectively owned 86.7% of the Company’s Series A Preferred Stock, namely Dana Holdings, LLC, MarNan, LLC, Franco S. Pettinato, Edward J. Doyle and Paul Taylor. Edward J. Doyle is a

director of the Company, and Franco S. Pettinato is one of its executive officers. Dana Holdings, LLC is an affiliate of Joseph A. Falsetti, a director and executive officer of the Company. As of the date upon which the Written Consent was signed, each share of Series A Preferred Stock was entitled to 10,118.9046 votes, each share of Series B Preferred Stock was entitled to 6,666.66 votes, and each share of Series B-1 Preferred Stock was entitled to 6,666.66 votes, in each case, on most matters (including the approval of the Transaction), with the consequence that the persons signing the Written Consent collectively accounted for 54.5% of the aggregate votes entitled to be cast. Notwithstanding the immediately preceding sentence, any holder of the Series B Preferred Stock or Series B-1 Preferred Stock shall not have the right to exercise voting rights with respect to shares of Series B Preferred Stock or Series B-1 Preferred Stock, respectively, to the extent that giving effect to such voting rights would result in such holder’s and its affiliates being deemed to beneficially own more than 9.99% of the aggregate number of shares of our Common Stock outstanding after giving effect to such exercise. (For further information, please refer to the Table of Beneficial Ownership, infra.) No payment was made to any person in consideration of their executing the Written Consent.

Prencen, Prencen Lending and Watershed have acknowledged and agreed that the Conversion Shares will not be issued in an amount in excess of the number of shares that may be permitted under the AMEX rules, until such issuances have been approved by the Company’s stockholders (and, to the extent that the Company’s authorized capital is insufficient to enable the Company to issue Conversion Shares, they have agreed that the Conversion Shares will not be issued in excess of the amount currently reserved for issuance by the Company and available for issuance under the Company’s certificate of incorporation until the approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares to such amount as is necessary to enable the conversion of the Notes into Conversion Shares).

Issuance of the Conversion Shares will result in dilution to our existing stockholders, but will not otherwise materially affect our existing common stockholders’ rights as stockholders.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ rights or appraisal of their shares of Common Stock in connection with the approval of the actions described in this Information Statement.

NO ACTION IS REQUIRED

No other votes are necessary or required. This Information Statement is first being mailed or given to stockholders on or about April __, 2007. In accordance with the Exchange Act, the Written Consent and the approval of the matters described in the Written Consent and this Information Statement will become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of February 9, 2007, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 33.09% of its outstanding Common Stock, 89.68% of its Series A Preferred Stock, 100% of the Series B Preferred Stock and 100% of the Series B-1 Preferred Stock. Each share of Common Stock entitles its holder to one vote, each share of Series A Preferred Stock entitles its holder to 10,118.9046 votes, each share of Series B Preferred Stock entitles its holders to 6,666.66 votes, and each share of Series B-1 Preferred Stock entitles its holders to 6,666.66 votes, in each case, on most matters submitted to a vote of holders of the Common Stock. These stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the Written Consent set forth in this Information Statement.

The following table sets forth certain information as of February 9, 2007, with respect to the beneficial ownership of shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock by (i) each person known by us to beneficially own more than five percent (5%) of the outstanding shares of our Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series B-1 Preferred Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group.

As of February 9, 2007, there were 11,744,056 shares of our Common Stock outstanding, 2,347.7745 shares of our Series A Preferred Stock outstanding, 300 shares of our Series B Preferred Stock outstanding and 30 shares of our Series B-1 Preferred Stock outstanding. Beneficial ownership has been calculated and presented in accordance with Rule 13d-3 of the Exchange Act.

Unless otherwise indicated below, (i) each stockholder has sole voting and investment power with respect to the shares shown; and (ii) the address for the stockholder is c/o Ascendia Brands, Inc., 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619.

Name and Address of Beneficial Owner	Shares of Series A Pref. Stock (1)	Percentage of Series A Pref. Stock	Shares of Series B and B-1 Pref. Stock	Percentage of Series B and B-1 Pref. Stock	Shares of Common Stock	Percentage of Common Stock	Percentage of Voting Power(2)
Dana Holdings, LLC(3)	889.8162	37.90%	-0-	-0-	-0-	-0-	23.85%
MarNan, LLC(4)	778.5889	33.16%	-0-	-0-	-0-	-0-	20.87%
Prencen LLC and Prencen Lending LLC 623 Fifth Avenue 32nd Floor New York, NY 10022	-0-	-0-	330	100.0%	1,174,911(5)	9.99%	8.95%
Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. c/o Watershed Asset Management, L.L.C. One Maritime Plaza, Suite 1525 San Francisco, CA 94111	-0-	-0-	-0-	-0-	1,303,445(6)	9.99%	3.34%
Coty Inc. 2 Park Avenue New York, NY 10016	-0-	-0-	-0-	-0-	-0-(7)	-0-	-0-

Name and Address of Beneficial Owner	Shares of Series A Pref. Stock (1)	Percentage of Series A Pref. Stock	Shares of Series B and B-1 Pref. Stock	Percentage of Series B and B-1 Pref. Stock	Shares of Common Stock	Percentage of Common Stock	Percentage of Voting Power(2)
Frederic H. Mack 2115 Linwood Avenue Suite 110 Fort Lee, NJ 07024(8)	53.9525	2.30%	-0-	-0-	1,155,000	9.79%	4.51%
Robert Enck	127.6837	5.44%	-0-	-0-	-0-	-0-	3.42%
Paul C. Taylor c/o Taylor, Colicchio & Silverman, LLP 502 Carnegie Center Suite 103 Princeton, NJ 08540	111.2272	4.74%	-0-	-0-	-0-	-0-	2.98%
Edward J. Doyle 316 Perry Cabin Drive St. Michael’s, MD 21663	127.6837	5.44%	-0-	-0-	-0-	-0-	3.42%
Robert Picow	-0-	-0-	-0-	-0-	196,049(9)	1.67%	*
Kenneth D. Taylor 1775 York Avenue Apt. 29 H New York, NY 10128	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Francis Ziegler 100 Roebling Road Bernardsville, NJ 07924	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Joseph A. Falsetti	-0-	-0-	-0-	-0-	-0-(3)	-0-	-0-
John D. Wille	-0-	-0-	-0-	-0-	-0-	-0-	-0-
William B. Acheson	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Franco S. Pettinato	127.6837	5.44%	-0-	-0-	-0-	-0-	3.42%
Elizabeth Houlihan	-0-	-0-	-0-	-0-	-0-	-0-	-0-
All executive officers and directors as a group (9 persons)	255.3674	10.88%	-0-	-0-	196,049(9)	1.67%	7.37%

*  Less than one percent

(1)

The percentages computed in the table are based on 2,347.7746 shares of Series A Preferred Stock outstanding as of February 9, 2007. The conversion of the Series A Preferred Stock into shares of our Common Stock was approved by the stockholders of the Company at the annual meeting of the stockholders of the Company held on February 14, 2007.

(2)

This column reflects the relative voting power of the holders of the Company’s Capital Stock with respect to matters voted upon by the holders of the Company’s Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock as a single class. Each share of Series A Preferred Stock is entitled to 10,118.9046 votes on most matters. Each share of Series B Preferred Stock and Series B-1 Preferred Stock is entitled to 6,666.66 votes on most matters.

(3)

Joseph A. Falsetti, previously, the President and Chief Executive Officer of the Company and currently the Chairman of the Board of the Company, owns a 50% percentage interest in, and is the sole manager and sole executive officer of, Dana Holdings, LLC. Mr. Falsetti disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by Dana Holdings, LLC.

(4)	Mark I. Massad is the sole manager and sole executive officer of MarNan, LLC. Mr. Massad disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by MarNan, LLC.

(5)

In connection with the Transaction, Prencen Lending acquired a Note in the principal amount of $76,000,000 that is convertible into shares of the Common Stock of the Company, provided that such securities and the warrants and other securities previously acquired by Prencen and Prencen Lending may not be converted into nor exercised for shares of Common Stock to the extent that after giving effect to such conversion or exercise the holder, together with such holder’s affiliates, would beneficially own in excess of 9.99% of the shares outstanding immediately after giving effect to the exercise or conversion. The beneficial ownership table assumes that conversion of such securities corresponding to 51,929 shares of Common Stock, equal to 9.99% of the total outstanding post conversion. If the blocker were not in place, the Note held by Prencen Lending would be initially convertible into 180,952,380 shares of Common Stock, the Series B Preferred Stock held by Prencen would be initially convertible into 2,000,000 shares of Common Stock, the Series B-1 Preferred Stock held by Prencen would be initially convertible into 200,000 shares of Common Stock and the warrants held by Prencen would be exercisable for up to 5,053,358 shares of Common Stock. Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen and Prencen Lending. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management, L.P. and Mr. Zimmerman disclaims beneficial ownership of any of these securities.

(6)

In connection with the Transaction, Watershed Capital Partners, L.P. (“WCP”) and Watershed Capital Institutional Partners, L.P. (“WCIP”) acquired Notes in the aggregate principal amount of $2,084,568 and $7,915,432, respectively, that are convertible into 271,712 and 1,031,733 shares, respectively, of the Common Stock of the Company, provided that such securities may not be converted into shares of Common Stock to the extent that after giving effect to such conversion the holder, together with such holder’s affiliates, would beneficially own in excess of 9.99% of the shares outstanding immediately after giving effect to the conversion. If the blocker were not in place, the Notes held by WCP and WCIP would be initially convertible into 4,963,257 and 18,846,267 shares, respectively, of Common Stock. WS Partners, L.L.C., as general partner to Watershed, may be deemed to be the beneficial owner of all such Notes and shares beneficially owned by Watershed. Watershed Asset Management, L.L.C., as investment adviser to Watershed, may be deemed to be the beneficial owner of all such Notes and shares beneficially owned by Watershed. Meridee A. Moore, as the Senior Managing Member of both WS Partners, L.L.C. and Watershed Asset Management, L.L.C., may be deemed to be the beneficial owner of all such Notes and shares beneficially owned by Watershed. Each of WS Partners, L.L.C., Watershed Asset Management, L.L.C. and Meridee A. Moore hereby disclaims any beneficial ownership of any such Notes and shares.

(7)

In connection with the Coty Transaction, on the thirtieth (30th) day following the closing date of the Coty Transaction, (i) the Company will issue to Coty Inc. a number of shares of our Common Stock determined by dividing Ten Million Dollars ($10,000,000) by the higher of (x) a factor equal to ninety five percent (95%) of the average closing price of our Common Stock on the thirty (30) trading days immediately following the issuance date of the first public announcement of the Asset Purchase Agreement dated as of January 17, 2007 among Coty Inc., certain of its affiliates, the Company, Ascendia Brands Co., Inc. and Lander Intangibles Corporation and the transactions contemplated thereby and (y) $1.00; provided, however, that the minimum number of shares of our Common Stock to be issued to Coty Inc. shall be five million (5,000,000).

(8)

Excludes 115,000 shares of Common Stock and 4.9456 shares of Series A Preferred Stock owned by the Irrevocable Trust FBO Hailey Mack (the “HM Trust”), and 115,000 shares of Common Stock and 4.9456 shares of Series A Preferred Stock owned by the Irrevocable Trust FBO Jason Mack (the “JM Trust”). As sole trustee, Tami J. Mack, the wife of Mr. Mack, has sole voting power with respect to the shares owned by the HM Trust and JM Trust. Mr. Mack disclaims beneficial ownership of the shares of Series A Preferred Stock and Common Stock held by the HM Trust and the JM Trust.

(9)	Includes options to purchase 8,334 shares of Common Stock.

BROKERS, CUSTODIANS, ETC.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SELECTED HISTORICAL CONSOLIDATED AND/OR COMBINED FINANCIAL DATA OF ASCENDIA BRANDS, INC.

The following selected combined and/or consolidated financial information of Ascendia Brands, Inc. and its subsidiaries for the years ended February 28, 2006 and 2005 and for the period from April 25, 2003 (inception) to February 29, 2004 has been derived from the audited historical financial statements included in Amendment No. 1 to the Annual Report on Form 10-K for the Fiscal Year Ended February 28, 2006 that was filed by the Company with the SEC on April __, 2007, a copy of which has been delivered with this Information Statement. The following selected consolidated financial information for the period ended November 25, 2006 has been derived from the unaudited financial statements included in Amendment No. 1 to the Quarterly Report on Form 10-Q for the Fiscal Quarter ended November 25, 2006 that was filed by the Company with the SEC on April __, 2007, a copy of which has been delivered with this Information Statement.

	For the period			39 Weeks Ended
	4/25/03 to	Year ended	Year ended
($000’s) except per share amounts	2/29/2004 (1)	2/28/2005 (1) (3)	2/28/2006 (1) (2)	11/26/2005 (1)		11/25/2006 (4)
Operating Data:
Net sales	$55,046	$69,861	$79,562	$		$
Gross profit	6,803	7,491
Loss from continuing operations	(1,195)	(2,756)
Net loss	(1,719)	(3,989)
Loss from continuing operations per common share	N/A	N/A
Balance Sheet Data (as of the period end):
Total assets	$24,461	$24,036	$102,946	$		$
Current portion of long-term debt	8,203	8,930	32
Long-term debt, less current portion	7,608	6,875	80,000
Other long-term obligations	673	673	967
Shareholders’ equity (deficit)/members’ (loss)	(1,815)	(5,830)	8,869
Cash dividends declared per common share	0	0	0		0		0

(1) On May 20, 2005, Hermes Holding Company, Inc., a wholly owned subsidiary of Cenuco, Inc., merged with Hermes Acquisition Company I, LLC (“HACI”) (the “Merger”). As a consequence of the Merger, HACI, together with its wholly owned subsidiaries, became wholly owned subsidiaries of Cenuco, Inc. For financial statement purposes, the Merger was treated as a recapitalization of HACI followed by the reverse acquisition of Cenuco, Inc. by HACI. Accordingly the financial position and results of operations of HACI and its predecessor entities are presented above for periods prior to the Merger and the financial position and results of operations of Cenuco have been included thereafter. The Company’s name was subsequently changed to Ascendia Brands, Inc. in May 2006.

(2) On November 16, 2005, the Company acquired certain brands and brand related assets from Playtex, Inc. for approximately $58.0 million. Sales of the acquired Playtex products and amortization of related acquired intangible assets are reflected above from that date forward.

(3) The loss from continuing operations and the net loss for the year ended February 28, 2006 includes a $____ million charge for an impairment in the carrying value of goodwill established in the May 20, 2005 Merger noted above.

(4) In August 2006, the Company completed the issuance of secured notes with a beneficial conversion option and other embedded derivatives As a result of this financing arrangement, a compound derivative was identified and bifurcated and the related liability recorded as required under FASB No. 133 and EITF 00-19. This resulted in a $6.8 million loss being recorded in interest and other expense on August 2, 2006. The value of the compound derivative liability was adjusted as of August 26, 2006, resulting in a reduction of interest and other expense for the period between August 2 and August 26, 2006 of $11.2 million.

INCORPORATION BY REFERENCE

The SEC allows us to provide information to you by “incorporating by reference” the information we file with the SEC, which means that we can disclose important information about us to you by referring in this Information Statement to the documents we file with the SEC. Under the SEC’s regulations, any statement contained in a document incorporated by reference in this Information Statement is automatically updated and superseded by any information contained in this Information Statement, or in any subsequently filed document which is also incorporated or deemed to be incorporated herein modifies or supersedes such statement.

We incorporate by reference the documents listed below:

•	Amendment No. 1 to Annual Report on Form 10-K for the Fiscal Year ended February 28, 2006 filed with the SEC on April __, 2007
•	Amendment No. 1 to Quarterly Report on Form 10-Q for the Fiscal Quarter ended November 25, 2006 filed with the SEC on April __, 2007

We are delivering with this Information Statement a copy of Amendment No. 1 to our Annual Report on Form 10-K for the fiscal year ended February 28, 2006, filed with the SEC on April __, 2007, and Amendment No. 1 to the Quarterly Report on Form 10-Q for the fiscal quarter ended November 25, 2006, filed with the SEC on April __, 2007. Upon request, we will provide copies of the exhibits to Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended February 28, 2006 at no additional cost. All requests for copies should be directed to our Corporate Secretary, Ascendia Brands, Inc., 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619. You should rely only on the information incorporated by reference or provided in this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of such documents.

By order of the Board of Directors

Joseph A. Falsetti

Chairman of the Board

April __, 2007

EXHIBIT A

WRITTEN CONSENT

OF CERTAIN STOCKHOLDERS

OF

ASCENDIA BRANDS, INC.

The undersigned, being the holders of a majority of the outstanding shares of capital stock of Ascendia Brands, Inc., a Delaware corporation (the “Corporation”), acting by written consent without a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions:

WHEREAS, the Board of Directors of the Corporation has approved and authorized the Corporation to enter into each of the following documents (collectively, the “Transaction Documents”): (i) the form of the Third Amended and Restated Securities Purchase Agreement (the “Prencen Purchase Agreement”) by and among the Corporation, Prencen LLC (“Prencen”) and Prencen Lending LLC (“Prencen Lending”); (ii) the form of the Securities Purchase Agreement (the “Watershed Purchase Agreement”) by and between the Corporation and Watershed Asset Management, L.L.C. (“Watershed”); (iii) the form of Note to be delivered by the Corporation to Prencen Lending pursuant to the Prencen Purchase Agreement; (iv) the form of Note to be delivered by the Corporation to Watershed pursuant to the Watershed Purchase Agreement; (v) the form of Security Agreement among the Corporation and its subsidiaries in favor of Wells Fargo Foothill, Inc., as collateral agent (the “Collateral Agent”), for the benefit of Prencen Lending and Watershed (the “Security Agreement”) and any accompanying UCC financing statements or amendments thereto; (vi) the form of Irrevocable Transfer Agent Instructions to be delivered by the Corporation to the Corporation’s transfer agent; (vii) the form of Registration Rights Agreement by and among the Corporation, Prencen, Prencen Lending and Watershed; and (viii) the form of Voting Agreement by and among the Corporation and certain of the stockholders of the Corporation, and to consummate the transactions contemplated thereby; and

WHEREAS, a copy of each of the Transaction Documents has been provided to each of the undersigned stockholders; and

WHEREAS, pursuant to the Prencen Purchase Agreement, the Corporation has agreed to redeem and/or prepay $15,000,000 in aggregate principal amount of its outstanding senior secured convertible notes of the Corporation issued to Prencen Lending as of August 2, 2006, and to exchange $76,000,000 in aggregate principal amount of such senior secured convertible notes for a new series of secured convertible notes of the Corporation in the aggregate principal amount of $76,000,000, in substantially the form attached as Exhibit A to the Prencen Purchase Agreement (the “Prencen Note”), which shall be convertible into shares (the “Prencen Conversion Shares”) of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”), and to issue the Prencen Note to Prencen Lending; and

WHEREAS, pursuant to the Watershed Purchase Agreement, the Corporation has agreed to issue a new series of secured convertible notes of the Corporation in the aggregate principal amount of up to $10,000,000, in substantially the form attached as Exhibit A to the Watershed Purchase Agreement (the “Watershed Note”), which shall be convertible into shares (the “Watershed Conversion Shares”) of the Corporation’s Common Stock, and to issue the Watershed Note to Watershed; and

WHEREAS, Section 713(a) of the AMEX Company Guide requires that the Corporation secure stockholder approval of the issuance of securities in any private transaction involving (i) the sale, issuance, or potential issuance by the Corporation of Common Stock (or securities convertible into or exercisable for Common Stock) for less than the greater of book or market value of the Common Stock which together with sales by officers, directors or principal shareholders of the Corporation equals 20% or more of the presently outstanding Common Stock or (ii) the sale, issuance, or potential issuance by the Corporation of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the presently outstanding Common Stock for less than the greater of book or market value of the Common Stock; and

WHEREAS, in the event that any other provision of the AMEX Company Guide requires the Corporation to secure stockholder approval for the issuance of its securities in connection with the Transaction Documents and the transactions contemplated thereby for any other reason, then this Consent shall apply to any such other provision of the AMEX Company Guide; and

WHEREAS, the Board of Directors of the Corporation recommends that the undersigned approve the Transaction Documents and the transactions contemplated thereby, including the terms and issuance of the Prencen Note and the Watershed Note and the grant of a security interest in all of the assets of the Corporation to the Collateral Agent for the benefit of Prencen Lending and Watershed pursuant to the Security Agreement;

NOW, THEREFORE, BE IT:

RESOLVED, that the form, terms and provisions of the Transaction Documents, substantially on the terms presented to the undersigned stockholders, and all of the transactions contemplated thereby, including the terms and issuance of the Prencen Note and the Watershed Note and the issuance of the Prencen Conversion Shares and the Watershed Conversion Shares (subject to the provisions of the Certificate of Incorporation of the Corporation, applicable law and the rules and regulations of the American Stock Exchange), and the grant of a security interest in all of the assets of the Corporation to the Collateral Agent for the benefit of Prencen Lending and Watershed pursuant to the Security Agreement, be, and they hereby are, authorized, approved and adopted, and that the authorized officers of the Corporation be, and each of them hereby is, authorized, in the name and on behalf of the Corporation, to execute and deliver the Transaction Documents and any related documents, instruments or agreements, with such changes therein as such officer or officers executing the same may approve, the execution and delivery thereof to be conclusive evidence that the same shall have been approved hereby; and be it further

RESOLVED, that this Consent shall constitute the requisite stockholder approval of the transactions contemplated by the Transaction Documents pursuant to Section 713(a) of the AMEX Company Guide and, to the extent applicable, any other provision of the AMEX Company Guide; and be it further

RESOLVED, that Prencen, Prencen Lending and Watershed are the express third party beneficiaries of this Consent and this Consent shall not be amended or modified without their written consent; and be it further

RESOLVED, that the authorized officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, documents, instruments, notes, reports, certificates and undertakings, and to incur and pay all such fees and expenses as in their judgment shall be necessary or advisable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and all such acts of such officers taken pursuant to the authority granted herein, or having occurred prior to the date hereof in order to effect such transactions, are hereby approved, adopted, ratified and confirmed in all respects; and be it further

RESOLVED, that for purposes of each of the foregoing resolutions, the authorized officers of the Corporation shall be the President and Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer and the Secretary.

This Consent may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Telecopied signatures on this Consent shall be valid and effective for all purposes.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Written Consent as of the 9th day of February, 2007.

DANA HOLDINGS, LLC

By: /s/ Joseph A. Falsetti

Name: Joseph A. Falsetti

Title: Manager

MARNAN, LLC

By: /s/ Mark I. Massad

Name: Mark I. Massad

Title: Manager

/s/ Franco S. Pettinato

Franco S. Pettinato

/s/ Edward J. Doyle

Edward J. Doyle

/s/ Paul Taylor

Paul Taylor

EXHIBIT B

THIRD AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

          THIRD AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 9, 2007, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “ Buyers”).

          WHEREAS:

          A.      The Company and the Buyers entered into that certain Second Amended and Restated Securities Purchase Agreement, dated as of June 30, 2006 (as amended from time to time in accordance with its terms, the “Original Securities Purchase Agreement”), whereby the Company, among other things, issued (i) a Senior Secured Convertible Note (the “Original Note”), (ii) warrants a copy of which is attached hereto as Exhibit A-1 (the “Series A Warrants”), to acquire up to that number of additional shares of the Company’s common stock, par value $0.001 (the “Common Stock”) set forth opposite such applicable Buyer’s name in column (4) of the Schedule of Buyers (as exercised, collectively, the “Series A Warrant Shares”) and (iii) warrants, a copy of which is attached hereto as Exhibit A-2 (the “Series B Warrants”, and together with the Series A Warrants, the “Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such applicable Buyer’s name in column (5) of the Schedule of Buyers (as exercised, collectively, the “Series B Warrant Shares”, and together with the Series A Warrant Shares, the “Warrant Shares”).

          B.      Contemporaneously with the execution and delivery of the Original Securities Purchase Agreement, Steven Bettinger, Jodi Bettinger and Prencen LLC, a Delaware limited liability company (“Prencen”), executed and delivered that certain Securities Purchase Agreement, dated as of June 30, 2006 (the “Bettinger Agreement”), whereby Prencen acquired an aggregate of Three Million, Three Hundred and Twenty Two Thousand, Four Hundred and Eighty Two (3,322,482) shares of Common Stock (the “Original Bettinger Shares” and such number of Original Bettinger Shares held by Prencen or its affiliates as of the Closing Date (as defined below), the “Bettinger Shares”).

          C.      The Company and the Buyers entered into that certain Amendment and Exchange Agreement, dated as of December 27, 2006 (the “Common Exchange Agreement”), whereby, among other things, Prencen and the Company exchanged certain shares of Common Stock held by Prencen (the “Initial Common Shares”) for 300 shares of a new series of convertible preferred stock of the Company designated as Series B Convertible Preferred Stock, the terms of which are set forth in the certificate of designations filed with the Secretary of State of Delaware on December 27, 2006 for such series of preferred shares (the “Series B Certificate of Designations”) (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series B Preferred Stock”), which Series B Preferred Stock is convertible into shares of Common Stock (the shares into which such Series B Preferred Stock may be converted, the “Series B Preferred Conversion Shares”) in accordance with the terms of the Series B Certificate of Designations.

          D.      The Company and the Buyers entered into that certain Amendment No. 1 to the Amendment and Exchange Agreement, dated as of December 29, 2006 (the “Amendment to Common Exchange Agreement”), whereby, among other things, Prencen and the Company exchanged certain shares of Common Stock (the “Additional Common Shares”, and together with the Initial Common Shares, the “Common Shares”) held by Prencen for 30 shares of a new series of convertible preferred stock of the Company designated as Series B-1 Convertible Preferred Stock, the terms of which are set forth in the certificate of designations filed with the Secretary of State of Delaware on December 29, 2006 for such series of preferred shares (the “Series B-1 Certificate of Designations” and together with the Series B Certificate of Designations, the “Certificates of Designations” and each a “Certificate of Designations”) (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series B-1 Preferred Stock” and together with the Series B Preferred Stock, the “Preferred Stock”), which Series B-1 Preferred Stock is convertible into shares of Common Stock (the shares into which such Series B-1 Preferred Stock may be converted, the “Series B-1 Preferred Conversion Shares” and together with the Series B Preferred Conversion Shares, the “Preferred Conversion Shares”) in accordance with the terms of the Series B-1 Certificate of Designations.

          E.      The Company and the Buyers entered into that certain Amendment Agreement, dated as of December 30, 2006 (the “Note Amendment Agreement”), whereby, among other things, (i) the Company amended and restated the Original Note as an Amended and Restated Senior Secured Convertible Note (the “Amended Note”) and (ii) Prencen Lending LLC, a Delaware limited liability company (“Prencen Lending”), waived certain Existing Events of Default (as defined in the Note Amendment Agreement).

          F.      The Company has authorized a new series of secured convertible notes of the Company, in substantially the form attached hereto as Exhibit B (such notes issued hereunder, the “Notes” and each a “Note”), which shall be convertible into Common Stock in accordance with the terms of such Notes (the Common Stock received upon such conversion, collectively, the “Note Conversion Shares” and together with the Preferred Conversion Shares, the “Conversion Shares”).

          G.      In accordance with Section 9(b) of the Amended Note, which permits the Company to redeem up to $20 million in principal amount of the Amended Note in an Acquisition Redemption (as defined in the Amended Note) for the Acquisition Redemption Price (as defined in the Amended Note), the Company and the Buyers have agreed, upon the terms and conditions set forth herein, that (i) $21,464,000 (the “Acquisition Principal Payoff Amount”) shall be paid by the Company to Prencen Lending on the Closing Date in cash by wire transfer of immediately available funds in accordance with Prencen Lending’s written wire instructions delivered to the Company on or prior to the Closing Date in consideration of the redemption of $15 million of principal amount of the Amended Note and (ii) the Amended Note shall be cancelled and the Company shall issue a new Note to Prencen Lending hereunder on the Closing Date, which shall reflect, among other things, the new outstanding principal amount of $76,000,000 (the “Acquisition Remaining Principal Amount”).

          H.      In accordance with Section 2 of the Amended Note, the Company shall pay on the Closing Date to Prencen Lending, in cash by wire transfer of immediately available funds in accordance with Prencen Lending’s written wire instructions delivered to the Company on or prior to the Closing Date, all accrued but unpaid interest on the Amended Note during the period commencing on August 2, 2006 and ending on the Closing Date in the amount of $4,372,077 (the “Acquisition Interest Payoff Amount”, and together with the Acquisition Principal Payoff Amount, the “Acquisition Payoff Amount”).

          I.      Contemporaneously with the execution and delivery of this Agreement, the Company is executing and delivering that certain Securities Purchase Agreement (the “Other Securities Purchase Agreement”), by and among the Company, Watershed Capital Partners, L.P. (“WCP”) and Watershed Capital Institutional Partners, L.P. (together with WCP, “Watershed”), whereby the Company has agreed on the Closing Date to sell, and Watershed has agreed to purchase, upon the terms and conditions stated in the Other Securities Purchase Agreement, $10,000,000 in principal amount of additional Notes (the “Other Notes” and together with the Notes, the “Aggregate Notes”), which shall be convertible into Common Stock in accordance with the terms of such Other Notes (the Common Stock received upon such conversion, collectively, the “Other Conversion Shares”). The terms and provisions of the Notes and the Other Notes are substantially identical.

          J.      Contemporaneously with the execution and delivery of this Agreement, the parties hereto and Watershed are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (as amended or modified from time to time in accordance with its terms, the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Conversion Shares, the Other Conversion Shares, the Warrant Shares and the Bettinger Shares and certain shares held by affiliates of the Investors (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws. Upon the execution of the Registration Rights Agreement by the parties thereto, the Second Amended and Restated Registration Rights Agreement, by and among the Company and the Buyers, dated as of June 30, 2006 (as amended by the Common Exchange Agreement, the Amendment to Common Exchange Agreement and the Note Amendment Agreement) shall be cancelled and shall have no further force or effect.

          K.      The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the 1933 Act, and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act. The issuance of the Notes pursuant to this Agreement in exchange for the surrender (and cancellation) of the Amended Note is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

          L.      The Notes, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares and the Bettinger Shares are collectively referred to herein as the “Securities”.

          M.      The Aggregate Notes will rank junior to the Permitted Senior Indebtedness (as defined in the Notes) and will be secured by a perfected security interest in all of the assets of the Company and the stock and assets of each of the Company’s subsidiaries, pursuant to the terms of (i) a security agreement, in the form attached hereto as Exhibit D (as amended or modified from time to time in accordance with its terms, the “Security Agreement”), and (iii) the guarantees of certain domestic Subsidiaries of the Company, in the form attached hereto as Exhibit E-1 (as amended or modified from time to time in accordance with its terms, the “Domestic Guarantees”) and the guarantee of a certain foreign Subsidiary of the Company, in the form attached hereto as Exhibit E-2 (as amended or modified from time to time in accordance with its terms, the “Canadian Guarantee”, and together with the Domestic Guarantees, the “Guarantees”, and the Guarantees, together with the Security Agreement, and any ancillary documents related thereto, collectively the “Security Documents”).

          N.      Contemporaneously with the execution and delivery of this Agreement, the Buyers are executing and delivering that certain Intercreditor Agreement, by and among the Buyers, the Other Buyers and the agent for those certain lenders under the WFF Facility (as defined in the Notes) and the Watershed Facility (as defined in the Notes) and the other parties thereto, in the form attached hereto as Exhibit F (as amended or modified from time to time in accordance with its terms, the “Intercreditor Agreement”), which, among other things, delineates certain restrictions on the Buyer’s and the Other Buyer’s rights and remedies under the Notes and the Other Notes.

          O.      On January 17, 2007, Coty B.V., a Dutch besloten vennootschap (“Coty BV”), Coty Canada Inc., a Canadian corporation (“Coty Canada”), Coty S.A.S., a French société par actions simplifiée (“Coty SA”), Coty Inc., a Delaware corporation ( “Coty, Inc.”), Coty US LLC, a Delaware limited liability company (“Coty US”, and together with Coty BV, Coty Canada, Coty SA and Coty Inc., “Coty”) and the Company, as guarantor, and certain of its subsidiaries, as purchasers, entered into that certain Asset Purchase Agreement (the “Coty Purchase Agreement”), whereby (i) on or about the Closing Date (as defined below), the Company shall (x) execute and deliver that certain Registration Rights Agreement, dated as of the Closing Date, by and among the Company and Coty, Inc. (the “Coty Registration Rights Agreement”) and (y) issue to Coty, Inc. that certain promissory note with an initial principal amount of $20,000,000 (the “Coty Note”) and (ii) following the Earn-Out Period (as defined in the Coty Purchase Agreement), subject to the satisfaction of certain terms and conditions as set forth in the Coty Purchase Agreement, the Company may be required to (x) pay an additional Cash Amount (as defined in the Coty Purchase Agreement) to Coty, Inc. and (y) either (A) issue an additional promissory note in the principal amount of the In- Kind Amount (as defined in the Coty Purchase Agreement) to Coty, Inc. or (B) increase the outstanding principal amount of the Coty Note by an amount equal to the In-Kind Amount (collectively, the “Coty Earn Out Payment”).

          NOW, THEREFORE, the Second Amended and Restated Securities Purchase Agreement is hereby amended and restated in its entirety and the Company and each Buyer hereby agree as follows:

          1.      SURRENDER AND ISSUANCE OF NOTES; REDEMPTION; WAIVER; CONSENT.

                (a)     Notes; Redemption. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, and the contemporaneous purchase by Watershed of the Other Notes pursuant to the Other Securities Purchase Agreement, on the Closing Date (as

defined below), (i) the Company shall issue, sell and deliver to each applicable Buyer, and each such Buyer severally, but not jointly, agrees to accept and purchase, a principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, (ii) Prencen Lending shall surrender to the Company at the Closing (as defined below) contemplated by this Agreement, the Amended Note issued to Prencen Lending and (iii) the Company shall deliver the Acquisition Payoff Amountto Prencen Lending in cash by wire transfer of immediately available funds in accordance with Prencen Lending’s written wire instructions delivered to the Company on or prior to the Closing Date (collectively, the “Closing”).

                (b)     Waiver. Prencen Lending hereby acknowledges that effective as of December 30, 2006, Prencen Lending waived the Existing Events of Default (as defined in the Note Amendment Agreement). The Buyers hereby acknowledge that effective as of December 27, 2006, the Buyers waived the right to receive the Outstanding Registration Delay Payments (as defined in the Common Exchange Agreement); provided, however, that such waiver shall only apply to the Outstanding Registration Delay Payments and shall not apply to any Registration Delay Payments (as defined in the Registration Rights Agreement) incurred after the Closing Date. Prencen hereby agrees that notwithstanding the provisions of Section 2 of the Warrants currently held by Prencen, the Exercise Price (as defined in the Warrants) of the Warrants shall not be adjusted solely as a result of the issuance on the Closing Date of the Notes hereunder and the Other Notes pursuant to the Other Securities Purchase Agreement.

                (c)     Consent. The Buyers hereby consent to (i) the terms, conditions and amendments set forth in this Agreement and the other Transaction Documents, (ii) the consummation of the transactions contemplated hereby, in each case, as required by the terms of the Amended Note and (iii) the consummation of the transactions contemplated by the WFF Facility and the Watershed Facility.

                (d)     Closing. The date and time of the Closing (the “Closing Date”) shall (x) be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and the Buyers after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 and (y) occur simultaneously with the “Closing” as defined in the Other Securities Purchase Agreement.

                (e)     Termination of Original Documents. Effective as of the Closing Date, the documents listed on Appendix I attached hereto and any and all other documents and agreements related thereto other than any voting agreements, transfer agent instructions or consents executed therewith, shall in each case be terminated in full and shall be null and void (collectively, the “Terminated Documents”), except that the waiver contained in Section 2(c) of the Amendment Agreement, dated as December 30, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC shall not be terminated. Effective as of the Closing Date, Prencen Lending hereby consents to the filing by or on behalf of the Company and its Subsidiaries of UCC-3 Termination Statements solely with respect to termination of the UCC Financing Statements filed in connection with the Terminated Documents. Effective as of the Closing Date, Prencen Lending hereby consents to the filing by or on behalf of the Company and its Subsidiaries and authorizes the Company to file instruments to terminate the effectiveness of the Terminated Documents, including, without limitation, mortgage releases, re-assignments or releases of trademarks, copyrights and patents as are necessary to release, as of record, the security interests previously recorded with respect to the Terminated Documents or otherwise relating to the Terminated Documents, but in each case, at the sole cost and expense of the Company.

                (f)     Issuance of Warrants and Preferred Shares. For the avoidance of doubt, the Warrants and Preferred Shares were issued previously and are not being issued hereunder.

          2.      BUYER’S REPRESENTATIONS AND WARRANTIES.

                Each Buyer represents and warrants to the Company with respect to only itself (and solely with respect to the Securities purchased by such Buyer) that as of the Closing Date:

                (a)     Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

                (b)     No Public Sale or Distribution. Such Buyer (i) is acquiring the Notes and has acquired the Preferred Shares and the Warrants, (ii) upon conversion (if applicable) of the Notes will acquire the Note Conversion Shares, (iii) upon conversion (if applicable) of the Preferred Shares will acquire the Preferred Conversion Shares and (iii) upon exercise (if applicable) of the Warrants, as applicable, will acquire the Warrant Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring or has acquired, as applicable, the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                (c)     Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

                (d)     Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                (e)     Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such

Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                (f)     No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                (g)     Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor (as defined in the Registration Rights Agreement) shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144(k) promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                (h)     Legends. Such Buyer understands that the certificates or other instruments representing the Notes, Preferred Shares and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE

STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144(K) UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Such Buyer understands (and the Company agrees) that upon the request of the holders of the Securities, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance, including an opinion of counsel in a generally acceptable form, that the Securities can be sold, assigned or transferred pursuant to Rule 144.

                (i)     Validity; Enforcement. The Transaction Documents to which such Buyer is a party, have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

                (j)     No Conflicts. The execution, delivery and performance by such Buyer of the Transaction Documents to which such Buyer is a party, and the consummation by such Buyer of the transactions contemplated hereby and thereby, will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder or thereunder.

                (k)     Receipt of Documents. Such Buyer and/or its counsel acknowledges that, to the extent such Buyer and/or its counsel has deemed necessary, such Buyer and/or its counsel has read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, and the other Transaction Documents (as defined below); (ii) the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004; (iii) the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2006; (iv) the Company’s Quarterly Report on Form 10-QSB for the fiscal quarters ended September 30, 2004, December 31, 2004 and March 31, 2005; (v) the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended May 28, 2005, August 27, 2005, November 26, 2005, May 27, 2006, August 26, 2006 and November 25, 2006; (vi) Amendment No. 1 to the Company’s Quarterly Report on Form 10- Q for the fiscal quarters ended May 28, 2005, August 27, 2005 and November 26, 2005; and (vii) Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 26, 2005.

                (l)     No Legal Advice From the Company. Such Buyer acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Such Buyer is relying solely on itself and such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction, except that the Buyers are relying on the accuracy of the representations and warranties made by Company herein.

                (m)     Organization; Domicile. Such Buyer is organized in that jurisdiction specified below its address on the Schedule of Buyers.

                (n)     Remaining Fees and Expenses Such Buyer acknowledges that except for the payment of the Legal Expense Amount (as defined below) on the Closing Date and any amounts to be paid on the Closing Date as set forth in Section 1 hereof, as of the Closing, there will be no fees, expenses or other amounts accrued, outstanding or payable by the Company to such Buyer or any of its Affiliates as of the Closing Date with respect to any of the Preferred Shares, the Preferred Conversion Shares, the Bettinger Shares, the Warrants and the Warrant Shares or arising under the Original Securities Purchase Agreement as amended on or prior to the Closing Date or any Terminated Document or any other equity securities owned by the Buyers and/or any of their Affiliates.

                (o)     Note Obligations. Prencen Lending acknowledges that it is must comply with the terms of the Notes and fulfill its obligations thereunder.

          3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                The Company represents and warrants as of the date of execution hereof and as of the Closing Date (after giving effect to the Acquisition (as defined in the Notes) (the “Acquisition”)) to each of the Buyers (except for such representations and warranties that are not true and correct as of the date hereof solely by virtue of the Stockholder Approval (as defined below) not being obtained as of the Closing Date and the amendments to the Certificate of Incorporation (as defined in Section 3(r)) of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) below as of the Closing Date):

                (a)     Organization and Qualification. The Company and its “Subsidiaries” (which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. The Company is not required to qualify as a foreign corporation in any jurisdiction. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, assets, operations, results of operations, condition (financial or otherwise) of the Company, its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents. The Company has no Subsidiaries, except as set forth on Schedule 3(a). Each of the Company’s Subsidiaries are, directly or indirectly, wholly owned by the Company and no other Person owns any stock, membership interest, or any equity interest in such Subsidiary or any option, warrant or other similar interest with respect thereto.

                (b)     Authorization; Enforcement; Validity. Each of the Company and its Subsidiaries has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Other Securities Purchase Agreement, the Notes, the Other Notes, the Preferred Shares, the Warrants, the Registration Rights Agreement, the Voting Agreements (as defined in Section 7(n)), the Security Documents, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Intercreditor Agreement, the Intercompany Subordination Agreement and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”) and to issue the Notes in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and/or its Subsidiaries, as applicable, and the consummation by the Company and/or its Subsidiaries, as applicable, of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the Preferred Shares and the Warrants, the transactions contemplated by the Bettinger Agreement, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes and the Preferred Shares, the transfer of the Bettinger Shares and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrants, have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and any other filings as may be required by any state securities agencies) no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders. This Agreement and the other Transaction Documents and the agreements and documents relating to the Acquisition (as defined in the Notes) have been duly executed and delivered by the Company and/or its Subsidiaries, as applicable, and constitute the legal, valid and binding obligations of the Company and/or its Subsidiaries, as applicable, enforceable against each of them in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. To the Company’s knowledge, the Voting Agreements constitute the legal, valid and binding obligations of the parties thereto, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

                (c)     Issuance of Securities. The issuance of the Notes, the Other Notes, the Preferred Shares and the Warrants are or were, as the case may be, duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all taxes, liens and charges with respect thereto and the Bettinger Shares and the Preferred Shares are fully paid and nonassessable. Subject to obtaining the Stockholder Approval (as defined below) and the filing with the Secretary of State of Delaware of an amendment to the Certificate of Incorporation to increase the number of authorized shares as contemplated by the Stockholder Approval, the Company shall have reserved from its duly authorized (but unissued) capital stock not less than the sum of (i) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Aggregate Notes (assuming for purposes hereof, that the Aggregate Notes are convertible at the Conversion Rate (as defined in the Aggregate Notes) and without taking into account any limitations on the conversion of the Aggregate Notes set forth in the Aggregate Notes), (ii) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming for purposes hereof, that the Preferred Shares are convertible at the Conversion Rate (as defined in the applicable Certificate of Designations) and without taking into account any limitations on the conversion of the Preferred Shares set forth in the applicable Certificate of Designations), (iii) 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants) and (iv) 105% of the maximum number of shares of Common Stock or other equity of the Company issuable in connection with all other options, warrants, convertible securities and other instruments that are convertible or exercisable into such Common Stock and other equity of the Company. Upon issuance or conversion in accordance with the Notes or the applicable Certificate of Designations or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming that the representations and warranties of the Buyers set forth in clauses (b), (c) and (e) of Section 2 herein are true, the offer and issuance by the Company of the Securities being sold by it are exempt from registration under the 1933 Act.

                (d)     No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and/or its Subsidiaries, as applicable, and the consummation by the Company and/or its Subsidiaries, as applicable, of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the Other Notes, the Preferred Shares, the Warrants, and reservation for issuance of the Conversion Shares, the Other Conversion Shares and the Warrant Shares) will not (i) result in a violation of the Certificate of Incorporation of the Company or any of its Subsidiaries, any capital stock of the Company or

Bylaws (as defined in Section 3(r)) or the certificates of designations of the Company or the constitutive documents of any of its Subsidiaries, including without limitation, the Certificates of Designations, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, any right of any executive officer to terminate his or her employment agreement and/or receive any severance payments or give rights to any payment obligation other than listing fees to be paid to the Principal Market (as defined below)), or (iii) result in a violation of any material law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the American Stock Exchange (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

                (e)     Consents. Other than the Stockholder Approval, the filing of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as contemplated by the Stockholder Approval or the listing application with the Principal Market, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any application to or filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. Except as provided in the first sentence of Section 3(e), all consents, authorizations, orders, filings and registrations which the Company and/or its Subsidiaries, as applicable, are required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the consents, authorizations, orders, registrations, applications or filings pursuant to the preceding sentence. Except as set forth on Schedule 3(e), the Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

                (f)     Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents and the transactions contemplated thereby has been based solely on the independent evaluation by the Company and its representatives.

                (g)     No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Except as set forth on Schedule 3(g), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

                (h)     No Integrated Offering. None of the Company, its Subsidiaries, any of their respective affiliates, and/or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act in a manner that would require registration of the Securities under the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except for the transactions contemplated by the Registration Rights Agreement and the Coty Registration Rights Agreement, none of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf has taken any action or steps that could or would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                (i)     Dilutive Effect. The Company understands and acknowledges that (i) the number of Conversion Shares issuable upon conversion of the Notes and the Preferred Shares, and, the Warrant Shares issuable upon exercise of the Warrants, will increase in certain circumstances and (ii) the Company’s board of directors determined that the transactions contemplated by the Transaction Documents are in the best interests of the Company’s stockholders. The Company further acknowledges that its obligation to issue Note Conversion Shares upon conversion of all or a portion of the Notes in accordance with this Agreement and the Notes, its obligation to issue the Preferred Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificates of Designations and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                (j)     Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti- takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement and/or the other Transaction

Documents, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                (k)     SEC Documents; Financial Statements. Except as set forth on Schedule 3(k), during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. Except as set forth on Schedule 3(k), as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3(k), as of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year- end audit adjustments). No other information provided by or on behalf of the Company to the Buyers that is not included in the SEC Documents, including, without limitation, information referred to in Section 2(e) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

                (l)     Absence of Certain Changes. Except as disclosed in Schedule 3(l), since February 28, 2006, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations of the Company or its Subsidiaries. Except as disclosed in Schedule 3(l), since February 28, 2006, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually, in excess of $100,000, or in the aggregate, in excess of $250,000 (other than the Acquisition). Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, with respect to any Person (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                (m)     No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, with respect to the Company, its Subsidiaries or their respective businesses, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                (n)     Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or their organizational charter or certificate of incorporation or bylaws or other constitutive documents, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and the Company covenants that neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market, except as set forth on Schedule 3(n), and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth on Schedule 3(n), the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                (o)     Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                (p)     Sarbanes-Oxley Act. The Company is in compliance, in all material respects, with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

                (q)     Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof and other than as disclosed on Schedule 3(q), none of the officers, directors or employees of the Company or any of its Subsidiaries or, to the knowledge of the Company or any of its Subsidiaries, any Material Stockholder (as defined below) is presently (directly or indirectly) a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for any financing, the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any Material Stockholder or any corporation, partnership, trust or other entity in which any such officer, director, or employee or Material Stockholder has a substantial interest or is an officer, director, affiliate, trustee, stockholder or partner. For the purpose of the Agreement, a “Material Stockholder” as of any given date, means, to the knowledge of the Company, any stockholder of the Company that, together with any such stockholder’s affiliates, holds Common Stock, Options and/or Convertible Securities (as defined below), which in the aggregate represent at least 5% of the outstanding Common Stock of the Company (as determined on an as-converted basis).

                (r)     Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 225,000,000 shares of Common Stock, of which as of the date hereof, 11,744,056 are issued and outstanding, 2,235,669 shares will be reserved for issuance upon the exercise of warrants granted or to be granted under the Company’s 2000 Employee Performance Equity Plan and 1,982,544 shares are reserved for issuance pursuant to securities (other than the Aggregate Notes, Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, (ii) 2,347.7745 shares of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) all of which, as of the date hereof, are issued and outstanding, (iii) 300 shares of Series B Preferred Stock, all of which, as of the date hereof, are issued and outstanding, and (iv) 30 shares of Series B-1 Preferred Stock, all of which, as of the date hereof, are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(r): (i) none of the Company’s nor any of its Subsidiaries’ capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the

Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (except for the Permitted Senior Indebtedness) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) other than with respect to the Permitted Senior Indebtedness, there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement and the Coty Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), the constitutive documents for each of the Company’s Subsidiaries and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect of the Company and its Subsidiaries. Upon consummation of the transactions contemplated by the Transaction Documents (as defined herein and in the Other Securities Purchase Agreement), the capitalization of the Company shall be as set forth on Schedule 3(r-2). Except for the Warrants, none of the options or warrants listed in Schedule 3(r-2) contain any anti dilution protection other than anti-dilution protection related to stock splits, stock dividends, reverse stock splits, recapitalizations and reorganizations (for the avoidance of doubt, such anti-dilution protections do not include any “issuance-price” based anti-dilution protections).

                (s)     Indebtedness and Other Contracts. Except as set forth on Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (other than Permitted Senior Indebtedness, the Coty Note and the Company’s Contingent Obligation to pay the Coty Earn Out Payment in accordance with the Coty Purchase Agreement), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) lists all such outstanding Indebtedness. For purposes of this Agreement: (x) “Indebtedness” of any

Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity, and/or a government or any department or agency thereof.

                (t)     Absence of Litigation. Except as set forth in Schedule 3(t), there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body or other Person pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                (u)     Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                (v)     Employee Relations. Except as set forth on Schedule 3(v), neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. Except as set forth on Schedule 3(v), no executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                     (ii)     The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                (w)     Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except Permitted Liens (as defined in the Notes) and such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                (x)     Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all U.S. trademarks, service marks and all applications and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property (including without limitation the intellectual property acquired pursuant to the Acquisition) rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(x), all of the Company’s registered, or applied for, U.S. Intellectual Property Rights are valid, subsisting, unexpired (where registered) and enforceable and have not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not be reasonably expected to result in a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others, except as set forth on Schedule 3(t). Except as set forth on Schedule 3(t), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the value of all of their Intellectual Property Rights.

               (y)     Environmental Laws. Except as set forth on Schedule 3(y), the Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

               (z)     Subsidiary Rights. The Company and/or one or more of its wholly owned Subsidiaries has the unrestricted right to vote (other than as restricted by the security documents of the Permitted Senior Indebtedness), and (subject to limitations imposed by applicable law and restrictions under the Permitted Senior Indebtedness) to receive dividends and distributions on, all of the capital securities and/or equity interests of its Subsidiaries.

               (aa)     Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply and all such returns, reports and declarations are accurate and complete. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

               (bb)     Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accounting of assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth on Schedule 3(bb), the Company maintains disclosure controls and procedures (as such term is defined in

Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

               (cc)     Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between (x) the Company or any of its Subsidiaries and (y) an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

               (dd)     Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

               (ee)     Ranking of Notes. Except as set forth on Schedule (ee) and for Permitted Senior Indebtedness (as defined in the Notes) (and such other indebtedness as permitted by such Permitted Senior Indebtedness to rank senior to the Notes), no Indebtedness of the Company is senior to or ranks pari passu with the Aggregate Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

               (ff)     Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

               (gg)     Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company (i) that none of the Buyers have been asked by the Company or its Subsidiaries to agree, nor has any Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares and the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Preferred Shares, the Warrants or any of the documents executed in connection herewith.

               (hh)     Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and to the Company’s knowledge no one acting on behalf of any such Person has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (ii)     U.S. Real Property Holding Corporation. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer’s request.

               (jj)     Disclosure. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company and/or its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

               (kk)     No Event of Default. The Company represents and warrants to the Investor that no default or Event of Default (as defined in the Note) shall have occurred and be continuing as of the date hereof. Notwithstanding anything herein or in any Transaction Document, as amended, to the contrary, no default or Event of Default shall be deemed to have occurred and be continuing as of the date hereof solely by virtue of the Stockholder Approval not being obtained as of the Closing Date and the amendments to the Certificate of Incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) below as of the Closing Date. No default or event of default shall have occurred and be continuing as of the date hereof under any Transaction Documents after giving effect to the issuance of the Aggregate Notes.

               (ll)     Holding Period. For the purposes of Rule 144, the Company acknowledges that (x) the holding period of the Note may be tacked onto the holding period of the Amended Note, (y) the holding period of the Series B Preferred Shares and the shares of Common Stock issuable upon conversion of the Series B Preferred Shares may be tacked onto the holding period of the Common Shares (as defined in the Common Exchange Agreement) exchanged in connection with the Common Exchange Agreement, and (z) the holding period of the Series B-1 Preferred Shares and the shares of Common Stock issuable upon conversion of the Series B-1 Preferred Shares may be tacked onto the holding period of the Common Shares (as defined in the Amendment to Common Exchange Agreement) exchanged in connection with the Amendment to Common Exchange Agreement, and, in each case, so long as the Company receives a legal opinion in a generally acceptable form in connection with a resale of the shares of Common Stock issuable upon conversion of the Preferred Shares and/or Notes, as applicable, in reliance upon Rule 144, the Company agrees not to take a position contrary to this Section 2(ll).

               (mm)     Acquisition. Contemporaneously with the Closing, the Company and its Subsidiaries are consummating the Acquisition.

          4.     COVENANTS.

               (a)     Reasonable Best Efforts. Each Buyer shall use its reasonable best efforts to satisfy each of the conditions under clauses (a) through (e) of Section 6 of this Agreement. The Company shall use its reasonable best efforts to cause each of the conditions in Section 7 hereof to be satisfied.

               (b)     Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Notes and Note Conversion Shares for sale to the Buyers at such Closing pursuant to this Agreement under applicable laws including without limitation securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to such Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities including without limitation those required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

               (c)     Reporting Status. Until the date on which the Investors shall have sold all the Conversion Shares and Warrant Shares, and none of the Notes, the Preferred Shares or Warrants are outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and from and after the date the Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Buyers on Form S-3, the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares and the Warrant Shares for resale by the Buyers on Form S-3.

               (d)     [Intentionally omitted]

               (e)     Financial Information. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8 K (including any press releases filed) and any registration statements (other than on Form S 8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases not filed through the EDGAR system issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

               (f)     Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

               (g)     Fees. The Company shall reimburse Prencen or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and the negotiation of the Transaction Documents, due diligence in connection therewith and the Closing contemplated by this Agreement), which amount shall be paid by the Company to Schulte Roth & Zabel LLP on the Closing Date (the “Legal Expense Amount”). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer or any of its affiliates) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim against a Buyer relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

               (h)     Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document or otherwise. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

               (i)     Additional Registration Statements. Until the sixtieth (60th) day following the Initial Effective Date (as defined in the Registration Rights Agreement), the Company shall not, except to the extent permitted under the Registration Rights Agreement and the Coty Registration Rights Agreement, file a registration statement under the 1933 Act, other than (i) a registration statement on Form S-8 and (ii) a registration statement relating solely to the issuance of certain warrants (and their underlying shares of Common Stock) with an exercise price of $1.50 per share, to be issued by the Company to all of the existing holders of the Company’s Common Stock (other than Prencen) and Class A Junior Participating Preferred Stock, which warrants (x) shall be exercisable in the aggregate for a number of shares of Common Stock equal to the aggregate number of shares of Common Stock and Series A Preferred Stock (assuming such shares of Class A Junior Participating Preferred Stock are converted on a one to one basis) outstanding on the date of this Agreement and (y) shall only be exercisable to the extent the Authorized Share Increase Event (as defined below) has occurred (the “Existing Stockholder Warrants ”), relating to securities that are not the Securities or the “Securities” (as defined in the Other Securities Purchase Agreement).

               (j)     Disclosure of Transactions and Other Material Information.

                    (i)     On or before 5:30 p.m., New York City time, on the fourth Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and, to the extent not included in prior SEC filings of the Company, attaching the material Transaction Documents (including, without limitation, this Agreement, the form of the Notes, the form of the Registration Rights Agreement, the form of Voting Agreement and the form of Security Documents) as exhibits to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing, except as permitted by Section 4(j)(ii) below and, in such case, from and after the Disclosure Date (as defined below), no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that was not disclosed in the 8-K Filing or other public filings by the Company with the SEC. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. If a Buyer has, or reasonably believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its

or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure provided such disclosure is accurate in all material respects. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (x) in substantial conformity with the 8- K Filing and contemporaneously therewith and (y) as is required by applicable law and regulations (provided that in such case each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or their affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise unless required by law. Notwithstanding the foregoing, (I) in the event that Prencen or Prencen Lending is deemed a director by deputization by virtue of the rights set forth in Section 4(q), the restrictions set forth in this Section 4(j) shall not apply to the provision of information in the ordinary course to such director and the rights of Prencen and its affiliates to disclose any material non-public information received by such director as set forth in this Section 4(j)(i) shall not apply and (II) in the event any Buyer receives material non-public information it solicited from any employee, officer, director, consultant, attorney, accountant or representative of the Company or any of its Subsidiaries the rights of such Buyer and its affiliates to disclose any material non-public information received thereby as set forth in this Section 4(j)(i) shall not apply.

                    (ii)     In the event the Company desires to obtain the consent of the Buyers to any transaction in accordance with Section 4(l) (a “Consent Request Transaction”) and the Company has made a good faith determination that the matters relating to such Consent Request Transaction constitute material non-public information, the Company shall submit a written request (the “Material Event Notice”) to the person designated on the Schedule of Buyers for such Buyer, or such other person as such Buyer shall designate in writing to the Company (the “Material Notice Recipient”) requesting permission to deliver any such request (a “Consent Request Notice”). Until the earlier to occur of (x) the date on which the Material Notice Recipient gives written notice to the Company authorizing the delivery of such Consent Request Notice to the Buyer (the “Material Event Notice Acceptance”) or (y) the date on which the material non-public information which is the subject of the Consent Request Notice is publicly disclosed in a filing with the SEC, the Company shall be relieved of any obligation imposed by this Agreement or any other Transaction Document to deliver the Consent Request Notice to the Buyer, such Buyer shall be deemed to have waived the Buyer’s rights hereunder to receive such Consent Request Notice and the Buyer shall be deemed to have consented to such Consent Request Transaction, until the earlier to occur of (I) the date the Material Notice Recipient delivers such Material Event Notice Acceptance to the Company and (II) the date the Consent Request Transaction has been consummated. Notwithstanding anything in any Transaction Document to the contrary, the Company covenants and agrees that it shall not provide the material non-public information which is the subject of the Consent Request Notice to any Buyer until the earlier to occur of (x) such time as the Material Event Notice Acceptance is received by the Company or (y) the material non-public information which is the subject of the Consent Request Notice has been disclosed in a filing with the SEC. The Company shall, within five (5) Trading Days (as defined in the Note) of the earlier to occur of (i) the consummation of the transactions contemplated by the Material Event Notice and (ii) the date the transaction contemplated by the Consent Request Notice is withdrawn or terminated, make public disclosure of any material non-public information provided to any Buyer in connection with the Consent Request Notice (the “Disclosure Date”). In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.

               (k)     Additional Notes; Variable Securities; Dilutive Issuances.

                    (i)     So long as any Buyer beneficially owns any Securities, the Company will not, (a) without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, issue any Notes (other than to the Buyers as contemplated hereby or pursuant to the Other Securities Purchase Agreement) or (b) issue any other securities that would cause a breach or default under the Aggregate Notes.

                    (ii)     For so long as (x) at least $5,000,000 in aggregate principal amount of the Aggregate Notes are outstanding or (y) at least 25% of the Series A Warrants are outstanding, the Company shall not, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a conversion, exchange or exercise price which varies or may vary after issuance with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Notes are convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable.

                    (iii)     For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any dilutive issuance if the effect of such dilutive issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants, other than the issuance and exercise of the Existing Stockholder Warrants.

                    (iv)     For so long as any Notes remain outstanding, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, the Company shall not, in any manner, enter into or affect any issuance (including without limitation the issuance of options, stock, equity, warrants, and convertible securities) if the effect of such issuance is to cause the Company to be required to issue upon conversion or exercise of any option, warrant, convertible security or other instrument any shares of Common Stock or other Company equity in excess of (x) that number of shares of Common Stock or Company equity that the Company may issue upon conversion and/or exercise thereof without breaching the Company’s obligations under the rules or regulations of the Principal Market, unless the conversion and/or exercise of any portion of such option, warrant or convertible security is conditioned upon receipt of the necessary approvals under the rules and regulations of the Principal Market or (y) the authorized but unissued shares of Common Stock and/or other applicable equity of the Company (after considering all other outstanding instruments that may be converted into or exercised for such Common Stock or equity), unless the conversion or exercise of any portion of such option, warrant or convertible security in excess of the authorized but unissued shares of common stock is conditioned upon the approval and filing of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares to permit such conversion or exercise; provided that the Company shall issue shares of Common Stock in connection with any such issuance only to the extent that Company has reserved all of the shares required to be reserved pursuant to Section 4(m) below.

               (l)     Corporate Existence; Acquisitions. So long as any Buyer beneficially owns any Securities, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes, the Certificates of Designations and the Warrants. From and after the repayment in full of the Permitted Senior Indebtedness (as defined in the Notes), other than in connection with one or more unrelated Acquisition Transactions (as defined below) for aggregate gross purchase prices not in excess of $10 million, for so long as (x) at least $5,000,000 in aggregate principal amount of the Aggregate Notes are outstanding or (y) at least 25% of the Series A Warrants are outstanding, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, the Company shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or stock of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any equity interest therein or any assets outside the ordinary course of business (each, an “Acquisition Transaction”).

               (m)     Reservation of Shares. After the Company has obtained the Stockholder Approval and filed with the Secretary of State of Delaware an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as contemplated by the Stockholder Approval, which shall be filed no later than the first (1st) Business Day after the Company has obtained the Stockholder Approval, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Aggregate Notes (assuming for purposes hereof, that the Aggregate Notes are convertible at the Conversion Rate (as defined in the Aggregate Notes) and without taking into account any limitations on the conversion of the Aggregate Notes set forth in the Aggregate Notes), (ii) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming for purposes hereof, that the Preferred Shares are convertible at the Conversion Rate (as defined in the applicable Certificate of Designations) and without taking into account any limitations on the conversion of the Preferred Shares set forth in the applicable Certificate of Designations), (iii) 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants) and (iv) 105% of the maximum number of shares of Common Stock or other equity of the Company issuable in connection with all other options, warrants, convertible securities and other instruments that are convertible or exercisable into such Common Stock and other equity of the Company.

               (n)     Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

               (o)     Additional Issuances of Securities.

                    (i)     For purposes of this Section 4(o), the following definitions shall apply.

                    (1)      “Equity/Convertible Securities” means (x) any stock, equity securities or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock or other equity of the Company or any of its Subsidiaries and/or (y) any debt, loans, debentures, bonds or similar indebtedness (collectively, “Financing Debt”), but only if such Financing Debt is issued with or in connection with (including by way of related transactions) any Equity/Convertible Securities described in the preceding clause (x) and/or Options.

                    (2)      “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Equity/Convertible Securities.

                    (3)      “Common Stock Equivalents” means, collectively, Options and Equity/Convertible Securities.

                    (ii)     From the date hereof until the date that is thirty (30) Trading Days after the Initial Effective Date (the “Trigger Date”), the Company will not, without the consent of the holders of a majority in principal amount of the Aggregate Notes, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ Common Stock Equivalents, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

                    (iii)      From the Trigger Date until the date on which none of the Aggregate Notes are outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o)(iii).

                    (1)      The Company shall deliver to each Buyer (or any assignee thereof) who then holds Notes a written notice (the “Offer Notice”) of any proposed or intended issuance or sale (the “Offer”) of the Common Stock Equivalents being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued or sold, and the number or amount of the Offered Securities to be issued or sold, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued or sold and (z) offer to issue and sell to such Buyers and the Other Buyers all of the Offered Securities, allocated among such Buyers and Other Buyers (“Other Buyers” means, the then current holders of the Watershed Notes (as defined in the Notes)) (a) based on such Buyer’s or Other Buyer’s pro rata portion of the aggregate principal amount of the Aggregate Notes then held by such Persons (the “Basic Amount”), and (b) with respect to each Buyer that elects (in its sole and absolute discretion) to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers and Other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers or Other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Buyers and Other Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

                    (2)      To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, that portion of the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all the Buyers and the Other Buyers are less than the total of all of the Basic Amounts hereunder and under the Other Securities Purchase Agreement, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for hereunder and under the Other Securities Purchase Agreement (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers and the Other Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

                    (3)      The Company shall have ten (10) Business Days from the expiration of the Offer Period above to (i) offer, issue or sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers or the Other Buyers (the “Refused Securities”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) publicly announce (a) the execution of such Subsequent Placement Agreement (as defined below), and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

                    (4)      In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities that it was otherwise committed to purchase to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue or sell (including Offered Securities to be issued or sold to Buyers and Other Buyers pursuant to Section 4(o)(iii)(2) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified that it was otherwise committed to purchase, the Company may not issue or sell more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

                    (5)      Upon the closing of the issuance or sale of all or less than all of the Refused Securities (if applicable), the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement and other documents relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                    (6)      Any Offered Securities not acquired by the Buyers or the Other Buyers or other persons in accordance with Section 4(o)(iii)(3) above may not be offered, issued or sold until they are again offered to the Buyers under the procedures specified in this Section 4(o).

                    (7)      The Company and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the securities purchase agreement (the “Subsequent Placement Agreement”) with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions (i) whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such Subsequent Placement or (ii) that is different (other than as to quantity and price) from the terms or provisions of the “Subsequent Placement Documents” of any other Buyer or Other Buyer or third party offeree (if any), and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

                    (8)      Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the twelfth (12th) Business Day following delivery of the Offer Notice. If by the twelfth (12th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non- public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(o)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 60 day period.

                    (9)      The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes) or the issuance of the Existing Stockholder Warrants. For the avoidance of doubt, the rights of each holder of any Aggregate Note under this Section 4(o) shall be transferable with the transfer of all or a portion of such Aggregate Note.

                    (10)      For the avoidance of doubt, this Section 4(o) may not be waived or amended except by the written consent of all of holders of the Aggregate Notes. To the extent Section 4(o)(ii) is waived to allow a Subsequent Placement prior to the Trigger Date, the provisions of Section 4(o)(iii) shall apply mutatis mutandis to all holders of the Aggregate Notes (and any transferee of a holder of Aggregate Notes) in connection with such Subsequent Placement.

          (p)     Stockholder Approval.

                    (i)      Transaction Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the Closing Date, but in no event later than the date ten (10) calendar days after the Closing Date, an information statement (the “Transaction Information Statement”), in a form reasonably acceptable to the Buyers and Schulte Roth & Zabel LLP, at the expense of the Company, not to exceed $5,000, informing the stockholders of the Company of the receipt of the consents of the holders of a majority of the outstanding voting securities of the Company in the form attached hereto as Exhibit G (the “Transaction Stockholder Consent ”) approving the transaction resolutions (the “Transaction Resolutions”) that approve the transactions contemplated hereby, pursuant to this Agreement and pursuant to the Other Securities Purchase Agreement, including, without limitation, the issuance and terms of the

Aggregate Notes (including the conversion of the Notes into Common Stock) and the approval of such transactions pursuant to applicable law and the rules and regulations of the Principal Market. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Transaction Stockholder Meeting”), which shall be called as promptly as practicable after the date hereof, but in no event later than April 30, 2007 (the “Transaction Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the Transaction Resolutions (such affirmative approval being referred to herein as the “Transaction Stockholder Approval” and the date such approval is obtained, the “Transaction Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Transaction Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Transaction Resolutions. The Company shall be obligated to seek to obtain the Transaction Stockholder Approval by the Transaction Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Transaction Stockholder Approval is not obtained on or prior to the Transaction Stockholder Meeting Deadline, the Company shall cause an additional Transaction Stockholder Meeting to be held every six (6) month period thereafter until the second anniversary of the Closing Date, whereafter such Transaction Stockholder Meeting shall only be required to occur at the annual meeting of the Company held that year and each year thereafter until Transaction Stockholder Approval is obtained, provided that if the Board does not recommend to the stockholders that they approve the Transaction Resolutions at any such Transaction Stockholder Meeting and the Transaction Stockholder Approval is not obtained, the Company shall cause an additional Transaction Stockholder Meeting to be held each calendar quarter thereafter until such Transaction Stockholder Approval is obtained.

                    (ii)      Additional Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the date of the conversion of the Series A Preferred Stock of the Company into Common Stock, but in no event later than the date that is twenty (20) calendar days after the Closing Date, an information statement (the “Additional Information Statement”), in a form reasonably acceptable to the Buyers and Schulte Roth & Zabel LLP, at the expense of the Company, not to exceed $5,000, informing the stockholders of the Company of the receipt of the consents of the holders of a majority of the outstanding voting securities of the Company, in form and substance reasonably satisfactory to the Buyers, approving the authorized share resolutions (the “Additional Resolutions” and collectively with the Transaction Resolutions, the “Resolutions”) that approve (x) the increase in the authorized shares of Common Stock of the Company from 225,000,000 shares to a number of shares of Common Stock that is no less than such number of shares of Common Stock that would permit the Company to reserve as of the date hereof from the authorized shares of Common Stock of the Company the Required Registration Amount (as defined in the Registration Rights Agreement) of Common Stock of the Company, (y) the amendment of the Certificate of Incorporation of the Company to provide that the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the outstanding voting securities of the Company, in accordance with applicable law and the rules and regulations of the Principal Market (the occurrence of (x) and (y), the (“Authorized Share Increase Event”), and (z) the amendment of the Certificate of Incorporation of the Company to eliminate Article VII thereof. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Additional Stockholder Meeting”), which shall be called as promptly as practicable after the date of the conversion of the Series A Preferred Stock of the Company into Common Stock, but in no event later than April 30, 2007 (the “Additional Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the Additional Resolutions (such affirmative approval being referred to herein as the “Additional Stockholder Approval” and the date such approval is obtained, the “Additional Stockholder Approval Date” and the Additional Stockholder Approval and the Transaction Stockholder Approval are collectively referred to as the “Stockholder Approval”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Additional Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Additional Resolutions. The Company shall be obligated to seek to obtain the Additional Stockholder Approval by the Additional Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Additional Stockholder Approval is not obtained on or prior to the Additional Stockholder Meeting Deadline, the Company shall cause an additional Additional Stockholder Meeting to be held every six (6) month period thereafter until the second anniversary of the Closing Date, whereafter such Additional Stockholder Meeting shall only be required to occur at the annual meeting of the Company held that year and each year thereafter until Additional Stockholder Approval is obtained, provided that if the Board does not recommend to the stockholders that they approve the Additional Resolutions at any such Additional Stockholder Meeting and the Additional Stockholder Approval is not obtained, the Company shall cause an additional Additional Stockholder Meeting to be held each calendar quarter thereafter until such Additional Stockholder Approval is obtained.

                    (iii)      Stockholder Approval Waiver; Amendment. Notwithstanding anything in this Section 4(p) to the contrary, this Section 4(p) may only be waived or amended by the written consent of holders of all of the Aggregate Notes.

               (q)     Nomination of Prencen Director. For so long as Prencen or any of its affiliates owns (x) at least $5,000,000 in aggregate principal amount of the Notes outstanding, (y) at least $5,000,000 of stated value of any preferred stock of the Company or (z) at least 25% of the Series A Warrants purchased by Prencen or its affiliates, as applicable, and subject to limitations, if any, imposed by stock exchange rules in effect from time to time, the Company agrees to cause one (1) person designated by Prencen (the “ Prencen Director”) to be nominated for election at every meeting of the stockholders of the Company called with respect to the election of members of the board of directors of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders or the board of directors with respect to the election of members of the board of directors of the Company so that at any time there shall be one (1) director designated by Prencen on the board of directors of the Company. Should a person designated pursuant to this Section 4(q) be unwilling or unable to serve, or otherwise cease to serve, the Company shall cause one (1) person designated by Prencen to replace such member on the board of directors. If Prencen desires to remove any person designated by Prencen pursuant to this Section 4(q), the Company shall cooperate with and shall support such removal and any vacancy shall be filled in accordance with the preceding sentence.

               (r)     Size of Board of Directors. Promptly following the Closing Date, the Company shall cause the Board of Directors of the Company to consist of seven (7) members. Thereafter, for so long as any Notes or Warrants remain outstanding and subject to the provisions of Section 4(q), the Company, with the unanimous approval of all members of the Board of Directors of the Company, may increase the size of the Board of Directors of the Company to consist of no more than nine (9) members provided that one (1) of such additional directors is a Prencen Director.

          5.     REGISTER; TRANSFER AGENT INSTRUCTIONS.

               (a)     Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes, the Preferred Shares and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes, the Preferred Shares and the Warrants have been issued (including the name and address of each transferee), the principal amount of the Notes, the number of Preferred Shares outstanding, the number of Conversion Shares issuable upon conversion of the Notes and the Preferred Shares and Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any holder of any Aggregate Note or its legal representatives.

               (b)     Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable participant accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares, and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes and Preferred Shares or exercise of the Warrants in the form of Exhibit H attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable participant accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

               (c)     Pledges. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including without limitation Section 2(g).

          6.     CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

          The obligation of the Company hereunder to sell the Notes to Prencen Lending at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

               (a)     Such Buyer shall have executed each of this Agreement, the Registration Rights Agreement, the Security Agreement, the Intercreditor Agreement and the Intercompany Subordination Agreement and delivered the same to the Company.

               (b)     Prencen Lending shall have delivered to the Company the Amended Note for cancellation.

               (c)     Prencen Lending shall have delivered to the Company any stock certificates with respect to Subsidiaries of the Company held by Prencen Lending or for such certificates that cannot be located, certificates of lost certificate affidavit and indemnity in form and substance reasonably satisfactory to the Company and each such Subsidiary.

               (d)     Prencen Lending and Prencen shall have executed the Intercreditor Agreement (as defined in the Security Agreement) and delivered the same to the Company, Prencen and the Agent (as defined in the Security Agreement).

               (e)     The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

               (f)     The Buyers shall have delivered the instruments necessary to terminate effectiveness of the Terminated Documents, including, without limitation, mortgage releases, re-assignments or releases of trademarks, copyrights and patents as are necessary to release, as of record, the security interests previously recorded with respect to the Terminated Documents.

               (g)     Concurrently with the Closing herewith, the transactions contemplated by the Other Securities Purchase Agreement shall be consummated.

          7.     CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

          The obligation of Prencen Lending hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

               (a)     The Company and each Subsidiary, as applicable, shall have duly executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Notes being acquired by such Buyer at the Closing pursuant to this Agreement (in such principal amounts as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers), if any.

               (b)     Concurrently with the Closing herewith, (i) the transactions contemplated by the Other Securities Purchase Agreement and (ii) the Acquisition shall be consummated.

               (c)     The Company shall have delivered to Prencen Lending the Acquisition Payoff Amount by wire transfer of immediately available funds pursuant to the wire instructions provided by Prencen Lending.

               (d)     The Company shall have delivered to Schulte Roth & Zabel LLP the Legal Expense Amount by wire transfer of immediately available funds pursuant to the wire instructions provided by Schulte Roth & Zabel LLP.

               (e)     Such Buyer shall have received the opinion of Kramer Levin Naftalis & Frankel LLP the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit I attached hereto.

               (f)     The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit H attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

               (g)     The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or equivalent) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

               (h)     The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

               (i)     The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (x) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (y) the Certificate of Incorporation and (z) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit J.

               (j)     The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except (x) for representations and warranties that shall not be true and correct as of the date when made and/or as of the Closing Date as though made at that time, in each case solely by virtue of the Stockholder Approval not being obtained as of the date when made and/or as of the Closing Date and the amendments to the Certificate of Incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) as of the date when made and/or as of the Closing Date and (y) for representations and warranties that speak as of a specific date) and the Company and each of its Subsidiaries shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company and each of its Subsidiaries at or prior to the Closing Date (except for any breach of any such covenants or agreements solely by virtue of the Stockholder Approval not being obtained at or prior to the Closing Date and the amendments to the Certificate of Incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) at or prior to the Closing Date). Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit K.

               (k)     The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

               (l)     The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (x) in writing by the SEC or the Principal Market or (y) by falling below the minimum maintenance requirements of the Principal Market.

               (m)     Other than the Stockholder Approval, the Company shall have obtained all governmental, regulatory and/or third party consents and approvals, if any, necessary for the issuance of the Securities.

               (n)     The Company shall have delivered to such Buyer (i) the Transaction Stockholder Consent executed by holders of a majority of the outstanding voting securities of the Company (the “Stockholders”) in the form attached hereto as Exhibit G and (ii) duly executed voting agreements of the Stockholders, in the form attached hereto as Exhibit L (the “Voting Agreements”), whereby the Stockholders shall agree to vote in favor of the Resolutions and to vote in favor of one Person designated by Prencen to serve on the board of directors of the Company as and to the extent provided in Section 4(q).

               (o)     Watershed shall have executed the Intercreditor Agreement and delivered the same to the Company, Prencen Lending and the agent thereto.

               (p)     The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

          8.     TERMINATION.

               In the event that the Closing shall not have occurred with respect to a Buyer on or before fifteen (15) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

          9.     MISCELLANEOUS.

               (a)     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               (b)     Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               (c)     Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               (d)     Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               (e)     Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, the holders of at least a majority in aggregate principal amount of the Notes and the holders of at least a majority in aggregate principal amount of the Aggregate Notes, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived (except to the extent such provisions call for the consent of the Required Holders or holders of at least a majority in aggregate principal amount of the Notes or Aggregate Notes, in which case such provision may be waived with the consent of the Required Holders or holders of at least a majority in aggregate principal amount of the Notes or Aggregate Notes, as applicable) other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Aggregate Notes then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration also is offered to all of the parties to such particular Transaction Document. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents, which have been provided to the Other Buyers. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, its Subsidiaries or otherwise.

               (f)     Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc.
100 American Metro Boulevard Suite 108 Hamilton, NJ 08619
Telephone: (609) 219-0930 Facsimile: (609) 890-8458
Attention: General Counsel

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036
Telephone: (212) 715-9100 Facsimile: (212) 715-8000 Attention: Thomas D. Balliett

If to the Transfer Agent:

American Stock Transfer & Trust Co. 6201 15th Avenue Brooklyn, NY 11219 Telephone: (718) 921-8143 Facsimile: (718) 921-8116 Attention: Joe Wolf, Vice President

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Telephone: (212) 756-2000 Facsimile: (212) 593-5955 Attention: Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

               (g)     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and, with respect to the Buyers, the Buyers’ permitted assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of all of the holders of the Aggregate Notes (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Note and the Warrants). A Buyer may assign some or all of its rights hereunder only in connection with the transfer of any of its Securities in compliance with the terms of this Agreement without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

               (h)     No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

               (i)     Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Buyers and the Company contained in Sections 2 and 3, respectively, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder and not those of any other Buyer or Other Buyer and the obligations of the Buyers hereunder are several (and not joint and several).

               (j)     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (k)     Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents that it is a party to and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company and/or any of its Subsidiaries in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company and/or any of its Subsidiaries contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company and/or any of its Subsidiaries) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made pursuant to Section 4(j), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

               (l)     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (m)     Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity. Furthermore, the Company recognizes that in the event that it and/or any of its Subsidiaries fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

               (n)     Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may (with respect to itself) rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

               (o)     Payment Set Aside. To the extent that the Company and/or any of its Subsidiaries makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

               (p)     Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer and each Other Buyer under any Transaction Document or any other documents are several and not joint with the obligations of any other Buyer or Other Buyer, and no Buyer or Other Buyer shall be responsible in any way for the performance of the obligations of any other Buyer or Other Buyer under any Transaction Document or any other documents. Nothing contained herein or in any other Transaction Document or any other documents, and no action taken by any Buyer or Other Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers and the Other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers and the Other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents or any other documents or otherwise and the Company acknowledges that the Buyers and the Other Buyers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents or any other documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents or any other documents, and it shall not be necessary for any other Buyer or the Other Buyers to be joined as an additional party in any proceeding for such purpose.

               (q)     SUBORDINATION. THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 9, 2007, (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, WELLS FARGO FOOTHILL, INC., AS SECOND LIEN COLLATERAL AGENT, WATERSHED ADMINISTRATIVE, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, WELLS FARGO FOOTHILL, INC., AS THIRD LIEN COLLATERAL AGENT, AND PRENCEN LENDING LLC, WATERSHED CAPITAL PARTNERS, L.P., AND WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., AS THIRD LIEN LENDERS AND PRENCEN LLC. IN THE EVENT OF ANY CONFLICT BETWEEN TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

[Signature Page Follows]

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.

By:	/s/ Joseph A. Falsetti
Name: Joseph A. Falsetti Title: President Chief Executive Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LLC

By:	Prentice Capital Management, LP, as Manager

By:	/s/ Mathew Hoffman
Name: Mathew Hoffman Title: General Counsel

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

PRENCEN LENDING LLC, as Buyer

By:	Prentice Capital Management, LP, as Manager

By:	/s/ Mathew Hoffman
Name: Mathew Hoffman Title: General Counsel

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)

Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Number of Series A Warrant Shares	Number of Series B Warrant Shares	Legal Representative’s Address and Facsimile Number
Prencen LLC	c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Facsimile: (212) 756-1480 Telephone: (212)-756-8045 Attention: Michael Weiss Mathew Hoffman	N/A	3,053,358	3,000,000**	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

Prencen Lending LLC	c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Facsimile: (212) 756-1480 Telephone: (212) 756-8045 Attention: Michael Weiss Mathew Hoffman	$76,000,000	N/A	N/A	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

**Represents maximum number of Series B Warrant Shares issuable upon exercise of the Series B Warrant. The actual number of Series B Warrant Shares issuable at any time upon exercise of the Series B Warrant shall be determined in accordance with the terms of the Series B Warrant.

APPENDIX I

Terminated Documents

Amended and Restated Registration Rights Agreement, dated as of August 2, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC (the “Amended and Restated Registration Rights Agreement”).

Amendment dated October 2, 2006 to the Amended and Restated Registration Rights Agreement, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Amendment dated October 10, 2006 to the Amended and Restated Registration Rights Agreement, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Senior Secured Convertible Note in the principal amount of $91,000,000 issued by Ascendia Brands, Inc. to Prencen Lending LLC as of August 2, 2006.

Amended and Restated Security Agreement, dated as of August 2, 2006, by and among Ascendia Brands, Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as the agent for the lenders (the “Security Agreement”).

Amended and Restated Pledge and Security Agreement, dated as of August 2, 2006, by and among Ascendia Brands, Inc., Ascendia Brands Co., Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders (the “Pledge Agreement”).

Joinder Agreement, dated as of August 2, 2006, to the Security Agreement by and among Ascendia Brands, Inc., Ascendia Brands Co., Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders.

Joinder Agreement, dated as of August 2, 2006, to the Pledge Agreement by and among Ascendia Brands, Inc., Ascendia Brands Co., Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders.

Amended and Restated Guaranty, dated as of August 2, 2006, by Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders (the “Amended and Restated Guaranty”).

Guaranty, dated as of August 2, 2006, by Ascendia Brands Co., Inc. in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders (the “Guaranty”).

Second Amended and Restated Registration Rights Agreement, dated as of December 27, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Amendment Agreement, dated as December 30, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Amended and Restated Senior Secured Convertible Note in the principal amount of $91,000,000 issued by Ascendia Brands, Inc. to Prencen Lending LLC as of August 2, 2006, and amended and restated as of December 30, 2006.

First Amendment and Reaffirmation (Security Agreement), dated as of December 30, 2006, by and among Ascendia Brands, Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC, Ascendia Brands Co., Inc., and Prencen Lending LLC, as collateral agent for the lenders.

First Amendment and Reaffirmation (Pledge Agreement), dated as of December 30, 2006, by and among Ascendia Brands, Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC, Ascendia Brands Co., Inc., and Prencen Lending LLC, as collateral agent for the lenders.

First Amendment and Reaffirmation (Amended and Restated Guaranty), dated as of December 30, 2006, by and among Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC, Lander Co. Canada Limited, and Prencen Lending LLC, as collateral agent for the lenders.

First Amendment and Reaffirmation (Guaranty), dated as of December 30, 2006, by and between Ascendia Brands Co., Inc., and Prencen Lending LLC, as collateral agent for the lenders.

EXHIBITS

Exhibit A-1	Form of Series A Warrants
Exhibit A-2	Form of Series B Warrants
Exhibit B	Form of Notes
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Security Agreement
Exhibit E-1	Form of Domestic Guarantees
Exhibit E-2	Form of Canadian Guarantee
Exhibit F	Form of Intercreditor Agreement
Exhibit G	Form of Transaction Stockholder Consent
Exhibit H	Form of Irrevocable Transfer Agent Instructions
Exhibit I	Form of Outside Company Counsel Opinion
Exhibit J	Form of Secretary’s Certificate
Exhibit K	Form of Officer’s Certificate
Exhibit L	Form of Voting Agreement

EXHIBIT C

SECURITIES PURCHASE AGREEMENT

          SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 9, 2007, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

          WHEREAS:

          A.     The Company has authorized a new series of secured convertible notes of the Company, in substantially the form attached hereto as Exhibit A (such notes issued hereunder, the “Notes” and each a “Note”), which shall be convertible into shares of the Company’s common stock, par value $0.001 (the “Common Stock”) in accordance with the terms of such Notes.

          B.     Certain Buyers wish to purchase, and the Company wishes to sell at the Closing (as defined below), upon the terms and conditions stated in this Agreement, that aggregate principal amount of the Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $10,000,000). The Notes are convertible into Common Stock in accordance with the terms of the Notes (the Common Stock received upon such conversion, collectively, the “Conversion Shares”).

          C.     Contemporaneously with the execution and delivery of this Agreement the Company is executing and delivering that certain Third Amended and Restated Securities Purchase Agreement (the “Other Securities Purchase Agreement”), by and among, the Company, Prencen LLC, a Delaware limited liability company (“Prencen”) and Prencen Lending LLC, a Delaware limited liability company (“Prencen Lending”), whereby the Company and Prencen Lending have agreed on the Closing Date to exchange, upon the terms and conditions stated in the Other Securities Purchase Agreement, certain senior secured convertible notes previously issued by the Company to Prencen Lending for $76,000,000 in principal amount of additional Notes (the “Other Notes” and together with the Notes, the “ Aggregate Notes”), which shall be convertible into Common Stock in accordance with the terms of such Other Notes (the Common Stock received upon such conversion, collectively, the “Other Conversion Shares”). The terms and provisions of the Other Notes and the Notes are substantially identical.

          D.     Contemporaneously with the execution and delivery of this Agreement, the parties hereto, Prencen Lending and Prencen are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (as amended or modified from time to time in accordance with its terms, the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Conversion Shares, the Other Conversion Shares, the Warrant Shares (as defined in the Other Securities Purchase Agreement), the Preferred Conversion Shares (as defined in the Other Securities Purchase Agreement), the Bettinger Shares (as defined in the other Securities Purchase Agreement) and certain shares held by affiliates of the Investors (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws.

          E.     The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the 1933 Act, and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

          F.     The Notes and the Conversion Shares are collectively referred to herein as the “Securities”.

          G.     The Aggregate Notes will rank junior to the Permitted Senior Indebtedness (as defined in the Notes) and will be secured by a perfected security interest in all of the assets of the Company and the stock and assets of each of the Company’s subsidiaries, pursuant to the terms of (i) a security agreement, in the form attached hereto as Exhibit C (as amended or modified from time to time in accordance with its terms, the “Security Agreement”), and (iii) the guarantees of certain domestic Subsidiaries of the Company, in the form attached hereto as Exhibit D-1 (as amended or modified from time to time in accordance with its terms, the “Domestic Guarantees”) and the guarantee of a certain foreign Subsidiary of the Company, in the form attached hereto as Exhibit D-2 (as amended or modified from time to time in accordance with its terms, the “Canadian Guarantee”, and together with the Domestic Guarantees, the “Guarantees”, and the Guarantees, together with the Security Agreement, and any ancillary documents related thereto, collectively the “Security Documents”).

          H.     Contemporaneously with the execution and delivery of this Agreement, the Buyers are executing and delivering that certain Intercreditor Agreement, by and among the Buyers, the Other Buyers and the agent for those certain lenders under the WFF Facility (as defined in the Notes) and the Watershed Facility (as defined in the Notes) and the other parties thereto, in the form attached hereto as Exhibit E (as amended or modified from time to time in accordance with its terms, the “Intercreditor Agreement”), which, among other things, delineates certain restrictions on the Buyer’s and the Other Buyer’s rights and remedies under the Notes and the Other Notes.

          I.     On January 17, 2007, Coty B.V., a Dutch besloten vennootschap (“Coty BV”), Coty Canada Inc., a Canadian corporation (“Coty Canada”), Coty S.A.S., a French société par actions simplifiée (“Coty SA”), Coty Inc., a Delaware corporation ( “Coty, Inc.”), Coty US LLC, a Delaware limited liability company (“Coty US”, and together with Coty BV, Coty Canada, Coty SA and Coty Inc., “Coty”) and the Company, as guarantor, and certain of its subsidiaries, as purchasers, entered into that certain Asset Purchase Agreement (the “Coty Purchase Agreement”), whereby (i) on or about the Closing Date (as defined below), the Company shall (x) execute and deliver that certain Registration Rights Agreement, dated as of the Closing Date, by and among the Company and Coty, Inc. (the “Coty Registration Rights Agreement”) and (y) issue to Coty, Inc. that certain promissory note with an initial principal amount of $20,000,000 (the “Coty Note”) and (ii) following the Earn-Out Period (as defined in the Coty Purchase Agreement), subject to the satisfaction of certain terms and conditions as set forth in the Coty Purchase Agreement, the Company may be required to (x) pay an additional Cash Amount (as defined in the Coty Purchase Agreement) to Coty, Inc. and (y) either (A) issue an additional promissory note in the principal amount of the In-Kind Amount (as defined in the Coty Purchase Agreement) to Coty, Inc. or (B) increase the outstanding principal amount of the Coty Note by an amount equal to the In-Kind Amount (collectively, the “Coty Earn Out Payment”).

          NOW, THEREFORE, for good and valuable consideration, the Company and each Buyer hereby agree as follows:

          1.     ACQUISITION OF NOTES.

                    (a)      Notes. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, and the contemporaneous purchase by Prencen Lending of the Other Notes pursuant to the Other Securities Purchase Agreement, on the Closing Date (as defined below), the Company shall issue, sell and deliver to each applicable Buyer, and each such Buyer severally, but not jointly, agrees to accept and purchase, a principal amount of Notes as is set forth opposite such applicable Buyer’s name in column (3) on the Schedule of Buyers (collectively, the “Closing”).

                    (b)     Closing. The date and time of the Closing (the “Closing Date”) shall (x) be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and the Buyers after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 and (y) occur simultaneously with the “Closing” as defined in the Other Securities Purchase Agreement..

                    (c)     Purchase Price. The aggregate purchase price for the Notes to be purchased by each Buyer at the Closing (the “Purchase Price”) shall equal the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers and shall be paid at the Closing.

                    (d)     Form of Payment. On the Closing Date, (i) each applicable Buyer shall pay its Purchase Price to the Company for the Notes to be issued and sold to such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall deliver to each applicable Buyer the Notes (in the principal amounts as such Buyer shall request, which in the aggregate shall equal the amounts set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers) which such Buyer is entitled to receive hereunder, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

                    (e)     Termination of Original Documents. Effective as of the Closing Date the documents listed on Appendix I attached hereto and any and all other documents and agreements related thereto other than any voting agreements, transfer agent instructions or consents executed therewith, shall in each case be terminated in full and shall be null and void (collectively, the “Terminated Documents”), except that the waiver contained in Section 2(c) of the Amendment Agreement, dated as December 30, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC shall not be terminated. The Company and/or its Subsidiaries will effect the terminations, releases and/or re-assignments contemplated by Section 1(e) of the Other Securities Purchase Agreement.

          2.     BUYER’S REPRESENTATIONS AND WARRANTIES.

                    Each Buyer represents and warrants to the Company with respect to only itself (and solely with respect to the Securities purchased by such Buyer) that as of the Closing Date:

                    (a)     Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party.

                    (b)     No Public Sale or Distribution. Such Buyer (i) is acquiring the Notes and (ii) upon conversion (if applicable) of the Notes will acquire the Conversion Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                    (c)     Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

                    (d)     Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

                    (e)     Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                    (f)     No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                    (g)     Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor (as defined in the Registration Rights Agreement) shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144(k) promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                    (h)     Legends. Such Buyer understands that the certificates or other instruments representing the Notes and, until such time as the resale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144(K) UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Such Buyer understands (and the Company agrees) that upon the request of the holders of the Securities, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance, including an opinion of counsel in a generally acceptable form, that the Securities can be sold, assigned or transferred pursuant to Rule 144.

                    (i)     Validity; Enforcement. The Transaction Documents to which such Buyer is a party, have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

                    (j)     No Conflicts. The execution, delivery and performance by such Buyer of the Transaction Documents to which such Buyer is a party, and the consummation by such Buyer of the transactions contemplated hereby and thereby, will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder or thereunder.

                    (k)     Receipt of Documents. Such Buyer acknowledges that, to the extent such Buyer has deemed necessary, such Buyer and/or its counsel has read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, and the other Transaction Documents (as defined below); (ii) the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004; (iii) the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2006; (iv) the Company’s Quarterly Report on Form 10-QSB for the fiscal quarters ended September 30, 2004, December 31, 2004 and March 31, 2005; (v) the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended May 28, 2005, August 27, 2005, November 26, 2005, May 27, 2006, August 26, 2006 and November 25, 2006; (vi) Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended May 28, 2005, August 27, 2005 and November 26, 2005; and (vii) Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 26, 2005.

                    (l)     No Legal Advice From the Company. Such Buyer acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Such Buyer is relying solely on itself and on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction, except that the Buyers are relying on the accuracy of the representations and warranties made by Company herein.

                    (m)     Organization; Domicile. Such Buyer is organized in that jurisdiction specified below its address on the Schedule of Buyers.

                    (n)     Note Obligations. Each of the Buyers acknowledges that it is must comply with the terms of the Notes and fulfill its obligations thereunder.

          3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                    The Company represents and warrants as of the date of execution hereof and as of the Closing Date (after giving effect to the Acquisition (as defined in the Notes)(the “Acquisition”)) to each of the Buyers (except for such representations and warranties that are not true and correct as of the date hereof solely by virtue of the Stockholder Approval (as defined below) not being obtained as of the Closing Date and the amendments to the Certificate of Incorporation (as defined in Section 3(r)) of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) below as of the Closing Date):

                    (a)     Organization and Qualification. The Company and its “Subsidiaries” (which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. The Company is not required to qualify as a foreign corporation in any jurisdiction. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, assets, operations, results of operations, condition (financial or otherwise) of the Company, its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents. The Company has no Subsidiaries, except as set forth on Schedule 3(a). Each of the Company’s Subsidiaries are, directly or indirectly, wholly owned by the Company and no other Person owns any stock, membership interest, or any equity interest in such Subsidiary or any option, warrant or other similar interest with respect thereto.

                    (b)     Authorization; Enforcement; Validity. Each of the Company and its Subsidiaries has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Other Securities Purchase Agreement, the Notes, the Other Notes, the Registration Rights Agreement, the Voting Agreements (as defined in Section 7(m)), the Security Documents, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Intercreditor Agreement, the Intercompany Subordination Agreement and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and/or its Subsidiaries, as applicable, and the consummation by the Company and/or its Subsidiaries, as applicable, of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, the Other Notes, the reservation for issuance and the issuance of the Conversion Shares and Other Conversion Shares issuable upon conversion of the Notes and the Other Notes, respectively, have been duly authorized by the Company’s board of directors and (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and any other filings as may be required by any state securities agencies) no further filing, consent, or authorization is required by the Company, its board of directors or its stockholders. This Agreement and the other Transaction Documents and the agreements and documents relating to the Acquisition (as defined in the Notes) have been duly executed and delivered by the Company and/or its Subsidiaries, as applicable, and constitute the legal, valid and binding obligations of the Company and/or its Subsidiaries, as applicable, enforceable against each of them in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. To the Company’s knowledge, the Voting Agreements constitute the legal, valid and binding obligations of the parties thereto, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

                    (c)     Issuance of Securities. The issuance of the Notes and the Other Notes are duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all taxes, liens and charges with respect thereto. Subject to obtaining the Stockholder Approval (as defined below) and the filing with the Secretary of State of Delaware of an amendment to the Certificate of Incorporation to increase the number of authorized shares as contemplated by the Stockholder Approval, the Company shall have reserved from its duly authorized (but unissued) capital stock not less than the sum of (i) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Aggregate Notes (assuming for purposes hereof, that the Aggregate Notes are convertible at the Conversion Rate (as defined in the Aggregate Notes) and without taking into account any limitations on the conversion of the Aggregate Notes set forth in the Aggregate Notes), (ii) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming for purposes hereof, that the Preferred Shares are convertible at the Conversion Rate (as defined in the applicable Certificate of Designations) and without taking into account any limitations on the conversion of the Preferred Shares set forth in the applicable Certificate of Designations), (iii) 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants) and (iv) 105% of the maximum number of shares of Common Stock or other equity of the Company issuable in connection with all other options, warrants, convertible securities and other instruments that are convertible or exercisable into such Common Stock and other equity of the Company. Upon issuance or conversion in accordance with the Notes, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming that the representations and warranties of the Buyers set forth in clauses (b), (c) and (e) of Section 2 herein are true, the offer and issuance by the Company of the Securities being sold by it are exempt from registration under the 1933 Act.

                    (d)     No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and/or its Subsidiaries, as applicable, and the consummation by the Company and/or its Subsidiaries, as applicable, of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Other Notes, and reservation for issuance of the Conversion Shares and the Other Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in Section 3(r)) or the certificates of designations of the Company or the constitutive documents of any of its Subsidiaries, including without limitation, the Certificates of Designations (as defined in the Other Securities Purchase Agreement), or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, any right of any executive officer to terminate his or her employment agreement and/or receive any severance payments or give rights to any payment obligation other than listing fees to be paid to the Principal Market (as defined below)), or (iii) result in a violation of any material law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the American Stock Exchange (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

                    (e)     Consents. Other than the Stockholder Approval, the filing of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as contemplated by the Stockholder Approval or the listing application with the Principal Market, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any application to or filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. Except as provided in the first sentence of Section 3(e), all consents, authorizations, orders, filings and registrations which the Company and/or its Subsidiaries, as applicable, are required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the consents, authorizations, orders, registrations, applications or filings pursuant to the preceding sentence. Except as set forth on Schedule 3(e), the Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

                    (f)     Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and no Buyer has given any advice (directly or indirectly) to the Company and/or any of its Subsidiaries, whether in connection with the Transaction Documents or otherwise. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents and the transactions contemplated thereby has been based solely on the independent evaluation by the Company and its representatives.

                    (g)     No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Except as set forth on Schedule 3(g), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

                    (h)     No Integrated Offering. None of the Company, its Subsidiaries, any of their respective affiliates, and/or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act in a manner that would require registration of the Securities under the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except for the transactions contemplated by the Registration Rights Agreement and the Coty Registration Rights Agreement, none of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf has taken any action or steps that could or would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                    (i)     Dilutive Effect. The Company understands and acknowledges that (i) the number of Conversion Shares issuable upon conversion of the Notes will increase in certain circumstances and (ii) the Company’s board of directors determined that the transactions contemplated by the Transaction Documents are in the best interests of the Company’s stockholders. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of all or a portion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                    (j)      Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti- takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement and/or the other Transaction Documents, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

                    (k)      SEC Documents; Financial Statements. Except as set forth on Schedule 3(k), during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. Except as set forth on Schedule 3(k), as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3(k), as of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers that is not included in the SEC Documents, including, without limitation, information referred to in Section 2(e) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

                    (l)     Absence of Certain Changes. Except as disclosed in Schedule 3(l), since February 28, 2006, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations of the Company or its Subsidiaries. Except as disclosed in Schedule 3(l), since February 28, 2006, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually, in excess of $100,000, or in the aggregate, in excess of $250,000 (other than the Acquisition). Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), “Insolvent” means, with respect to any Person (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                    (m)     No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, with respect to the Company, its Subsidiaries or their respective businesses, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                    (n)     Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or their organizational charter or certificate of incorporation or bylaws or other constitutive documents, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and the Company covenants that neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market, except as set forth on Schedule 3(n), and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth on Schedule 3(n), the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                    (o)     Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                    (p)     Sarbanes-Oxley Act. The Company is in compliance, in all material respects, with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

                    (q)     Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof and other than as disclosed on Schedule 3(q), none of the officers, directors or employees of the Company or any of its Subsidiaries or, to the knowledge of the Company or any of its Subsidiaries, any Material Stockholder (as defined below) is presently (directly or indirectly) a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for any financing, the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any Material Stockholder or any corporation, partnership, trust or other entity in which any such officer, director, or employee or Material Stockholder has a substantial interest or is an officer, director, affiliate, trustee, stockholder or partner. For the purpose of the Agreement, a “Material Stockholder” as of any given date, means, to the knowledge of the Company, any stockholder of the Company that, together with any such stockholder’s affiliates, holds Common Stock, Options and/or Convertible Securities (as defined below), which in the aggregate represent at least 5% of the outstanding Common Stock of the Company (as determined on an as-converted basis).

                    (r)     Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 225,000,000 shares of Common Stock, of which as of the date hereof, 11,744,056 are issued and outstanding, 2,235,669 shares will be reserved for issuance upon the exercise of warrants granted or to be granted under the Company’s 2000 Employee Performance Equity Plan and 1,982,544 shares are reserved for issuance pursuant to securities (other than the Aggregate Notes, Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, (ii) 2,347.7745 shares of Series A Junior

Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) all of which, as of the date hereof, are issued and outstanding, (iii) 300 shares of Series B Preferred Stock, all of which, as of the date hereof, are issued and outstanding, and (iv) 30 shares of Series B-1 Preferred Stock, all of which, as of the date hereof, are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(r): (i) none of the Company’s nor any of its Subsidiaries’ capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (except for the Permitted Senior Indebtedness) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) other than with respect to the Permitted Senior Indebtedness, there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement and the Coty Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), the constitutive documents for each of the Company’s Subsidiaries and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect of the Company and its Subsidiaries. Upon consummation of the transactions contemplated by the Transaction Documents (as defined herein and in the Other Securities Purchase Agreement), the capitalization of the Company shall be as set forth on Schedule 3(r-2). Except for the Warrants, none of the options or warrants listed in Schedule 3(r-2) contain any anti dilution protection other than anti-dilution protection related to stock splits, stock dividends, reverse stock splits, recapitalizations and reorganizations (for the avoidance of doubt, such anti-dilution protections do not include any “issuance-price” based anti-dilution protections).

                    (s)     Indebtedness and Other Contracts. Except as set forth on Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (other than Permitted Senior Indebtedness, the Coty Note and the Company’s Contingent Obligation to pay the Coty Earn Out Payment in accordance with the Coty Purchase Agreement), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) lists all such outstanding Indebtedness. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity, and/or a government or any department or agency thereof.

                    (t)     Absence of Litigation. Except as set forth in Schedule 3(t) , there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body or other Person pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its

Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                    (u)     Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                    (v)     Employee Relations.  (i)  Except as set forth on Schedule 3(v), neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. Except as set forth on Schedule 3(v), no executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

                              (ii)     The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                    (w)     Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except Permitted Liens (as defined in the Notes) and such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                    (x)     Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all U.S. trademarks, service marks and all applications and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property (including without limitation the intellectual property acquired pursuant to the Acquisition) rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(x), all of the Company’s registered, or applied for, U.S. Intellectual Property Rights are valid, subsisting, unexpired (where registered) and enforceable and have not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not be reasonably expected to result in a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others, except as set forth on Schedule 3(t). Except as set forth on Schedule 3(t), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the value of all of their Intellectual Property Rights.

                    (y)     Environmental Laws. Except as set forth on Schedule 3(y), the Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                    (z)     Subsidiary Rights. The Company and/or one or more of its wholly owned Subsidiaries has the unrestricted right to vote (other than as restricted by the security documents of the Permitted Senior Indebtedness), and (subject to limitations imposed by applicable law and restrictions under the Permitted Senior Indebtedness) to receive dividends and distributions on, all of the capital securities and/or equity interests of its Subsidiaries.

                    (aa)     Tax Status. The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply and all such returns, reports and declarations are accurate and complete. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                    (bb)     Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accounting of assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth on Schedule 3(bb), the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

                    (cc)     Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between (x) the Company or any of its Subsidiaries and (y) an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

                    (dd)     Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

                    (ee)     Ranking of Notes. Except as set forth on Schedule (ee) and for Permitted Senior Indebtedness (as defined in the Notes) (and such other indebtedness as permitted by such Permitted Senior Indebtedness to rank senior to the Notes), no Indebtedness of the Company is senior to or ranks pari passu with the Aggregate Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

                    (ff)     Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

                    (gg)     Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company (i) that none of the Buyers have been asked by the Company or its Subsidiaries to agree, nor has any Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Preferred Shares, the Warrants or any of the documents executed in connection herewith.

                    (hh)     Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and to the Company’s knowledge no one acting on behalf of any such Person has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                    (ii)     U.S. Real Property Holding Corporation. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer’s request.

                    (jj)     Disclosure. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company and/or its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

                    (kk)     No Event of Default. The Company represents and warrants to the Investor that no default or Event of Default (as defined in the Note) shall have occurred and be continuing as of the date hereof. Notwithstanding anything herein or in any Transaction Document, as amended, to the contrary, no default or Event of Default shall be deemed to have occurred and be continuing as of the date hereof solely by virtue of the Stockholder Approval not being obtained as of the Closing Date and the amendments to the Certificate of Incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) below as of the Closing Date. No default or event of default shall have occurred and be continuing as of the date hereof under any Transaction Documents after giving effect to the issuance of the Aggregate Notes.

                    (ll)     Acquisition. Contemporaneously with the Closing, the Company and its Subsidiaries are consummating the Acquisition.

          4.     COVENANTS.

                    (a)     Reasonable Best Efforts. Each Buyer shall use its reasonable best efforts to satisfy each of the conditions under clauses (a), (b) and (c) of Section 6 of this Agreement. The Company shall use its reasonable best efforts to cause each of the conditions in Section 7 hereof to be satisfied.

                    (b)     Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at such Closing pursuant to this Agreement under applicable laws including without limitation securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to such Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities including without limitation those required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

                    (c)     Reporting Status. Until the date on which the Investors shall have sold all the Conversion Shares, and none of the Notes are outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and from and after the date the Company is eligible to register the Conversion Shares for resale by the Buyers on Form S-3, the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares for resale by the Buyers on Form S-3.

                    (d)     Use of Proceeds. The Company shall use the proceeds from the sale of the Securities hereunder to fund the Acquisition and for working capital purposes of the Company and its Subsidiaries.

                    (e)     Financial Information. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8 K (including any press releases filed) and any registration statements (other than on Form S 8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile copies of all press releases not filed through the EDGAR system issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                    (f)     Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock’s authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

                    (g)     Fees. The Company shall on the Closing Date reimburse the Buyers or their designee(s) (in addition to any other expense amounts paid to the Buyers prior to the date of this Agreement) for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and the negotiation of the Transaction Documents, due diligence in connection therewith and the Closing contemplated by this Agreement), (the “Legal Expense Amount”). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim against a Buyer relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                    (h)     Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document or otherwise. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

                    (i)     Additional Registration Statements. Until the sixtieth (60th) day following the Initial Effective Date (as defined in the Registration Rights Agreement), the Company shall not, except to the extent permitted under the Registration Rights Agreement and the Coty Registration Rights Agreement, file a registration statement under the 1933 Act, other than (i) a registration statement on Form S-8 and (ii) a registration statement relating solely to the issuance of certain warrants (and their underlying shares of Common Stock) with an exercise price of $1.50 per share, to be issued by the Company to all of the existing holders of the Company’s Common Stock (other than Prencen) and Class A Junior Participating Preferred Stock, which warrants (x) shall be exercisable in the aggregate for a number of shares of Common Stock equal to the aggregate number of shares of Common Stock and Series A Preferred Stock (assuming such shares of Class A Junior Participating Preferred Stock are converted on a one to one basis) outstanding on the date of this Agreement and (y) shall only be exercisable to the extent the Authorized Share Increase Event (as defined below) has occurred (the “Existing Stockholder Warrants”), relating to securities that are not the Securities or the “Securities” (as defined in the Other Securities Purchase Agreement).

                    (j)     Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York City time, on the fourth Trading Day following the date of this Agreement (the “8-K Filing Date”), the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and, to the extent not included in prior SEC filings of the Company, attaching the material Transaction Documents as exhibits to such filing (including all such exhibits, the “8-K Filing”). Immediately following the 8-K Filing Date, the Company acknowledges that no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing or other public filings by the Company with the SEC. From and after the 8-K Filing Date, the Company shall, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, to provide each Buyer with all notices, consents, requests, reports, and other documents and information that are required or permitted to be so provided by the Transaction Documents to the extent such notices, consents, requests, reports or other documents or other information DO NOT constitute MNPI (defined below). To the extent that any notice, consent, request, report or other document or information that is required or is permitted to be provided to Buyer under any Transaction Documents constitutes or contains material non-public information (such notice, consent, request, report or other document or other information constituting or containing material non-public information, “MNPI”) about the Company and/or any of its Subsidiaries, then (notwithstanding any other provision in any Transaction Documents), the Company and its Subsidiaries, as applicable, shall do one of the following (each, an “Information Receipt Election”):

(A)	To the extent that the Buyer has directed the Company and its Subsidiaries to provide the MNPI to the Buyer, the Company and its Subsidiaries shall provide such MNPI to the Buyer;

(B)	To the extent that the Buyer has directed the Company and its Subsidiaries to provide such MNPI to a designee of Buyer, then the Company and its Subsidiaries shall provide such MNPI to such designee and, to the extent such MNPI seeks any approval, consent or any other decision, such designee shall provide such approval, disapproval, consent or other decision on behalf of Buyer pursuant to Buyer’s standing instructions (if any) to such designee and not following consultation of Buyer; or

(C)	To the extent that the Buyer has elected not to receive such MNPI, or the Buyer has not elected in writing for one of the preceding clauses (A) or (B) to apply, then neither the Company nor any Subsidiary of the Company shall provide such MNPI to the Buyer and to the extent such MNPI seeks an approval, consent or other decision then the Buyer shall be deemed to have consented and approved such proposed action.

          A Buyer may from time to time, upon two Business Day’s notice to the Company elect to change which of the Information Receipt Elections shall then apply to the receipt of MNPI. For the avoidance of doubt, on the Closing Date, each Buyer agrees to opt into Information Receipt Election (A) above until such time as a Buyer elects to change its Information Receipt Election. If a Buyer has, or reasonably believes it has, received any MNPI regarding the Company or any of its Subsidiaries in violation of this Section 4(j), it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such MNPI. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such MNPI without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure provided such disclosure is accurate in all material respects. Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or their Affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise unless required by law. Notwithstanding the foregoing in the event any Buyer receives MNPI it solicited from any employee, officer, director, consultant, attorney, accountant or representative of the Company or any of its Subsidiaries, the rights of such Buyer and its Affiliates to disclose any MNPI received thereby as set forth in this Section 4(j) shall not apply.

                    (k)     Additional Notes; Variable Securities; Dilutive Issuances.

                              (i)     So long as any Buyer beneficially owns any Securities, the Company will not, (a) without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, issue any Notes (other than to the Buyers as contemplated hereby or pursuant to the Other Securities Purchase Agreement) or (b) issue any other securities that would cause a breach or default under the Aggregate Notes.

                              (ii)     For so long as (x) at least $5,000,000 in aggregate principal amount of the Aggregate Notes are outstanding or (y) at least 25% of the Series A Warrants are outstanding, the Company shall not, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a conversion, exchange or exercise price which varies or may vary after issuance with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Notes are convertible or the then applicable Exercise Price (as defined in the Warrants (as defined in the Other Securities Purchase Agreement) with respect to the Common Stock into which any such Warrant is exercisable.

                              (iii)     For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any dilutive issuance if the effect of such dilutive issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants, other than the issuance and exercise of the Existing Stockholder Warrants.

                              (iv)     For so long as any Notes remain outstanding, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, the Company shall not, in any manner, enter into or affect any issuance (including without limitation the issuance of options, stock, equity, warrants, and convertible securities) if the effect of such issuance is to cause the Company to be required to issue upon conversion or exercise of any option, warrant, convertible security or other instrument any shares of Common Stock or other Company equity in excess of (x) that number of shares of Common Stock or Company equity that the Company may issue upon conversion and/or exercise thereof without breaching the Company’s obligations under the rules or regulations of the Principal Market, unless the conversion and/or exercise of any portion of such option, warrant or convertible security is conditioned upon receipt of the necessary approvals under the rules and regulations of the Principal Market or (y) the authorized but unissued shares of Common Stock and/or other applicable equity of the Company (after considering all other outstanding instruments that may be converted into or exercised for such Common Stock or equity), unless the conversion or exercise of any portion of such option, warrant or convertible security in excess of the authorized but unissued shares of common stock is conditioned upon the approval and filing of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares to permit such conversion or exercise; provided that the Company shall issue shares of Common Stock in connection with any such issuance only to the extent that Company has reserved all of the shares required to be reserved pursuant to Section 4(m) below.

                    (l)     Corporate Existence; Acquisitions. So long as any Buyer beneficially owns any Securities, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes, the Certificates of Designations and the Warrants. From and after the repayment in full of the Permitted Senior Indebtedness (as defined in the Notes), other than in connection with one or more unrelated Acquisition Transactions (as defined below) for aggregate gross purchase prices not in excess of $10 million, for so long as (x) at least $5,000,000 in aggregate principal amount of the Aggregate Notes are outstanding or (y) at least 25% of the Series A Warrants are outstanding, without the prior written consent of the holders of a majority in principal amount of the Aggregate Notes, the Company shall not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets or stock of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any equity interest therein or any assets outside the ordinary course of business (each, an “Acquisition Transaction”).

                    (m)     Reservation of Shares. After the Company has obtained the Stockholder Approval and filed with the Secretary of State of Delaware an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock as contemplated by the Stockholder Approval, which shall be filed no later than the first (1st) Business Day after the Company has obtained the Stockholder Approval, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than (i) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Aggregate Notes (assuming for purposes hereof, that the Aggregate Notes are convertible at the Conversion Rate(as defined in the Aggregate Notes) and without taking into account any limitations on the conversion of the Aggregate Notes set forth in the Aggregate Notes), (ii) 130% of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming for purposes hereof, that the Preferred Shares are convertible at the Conversion Rate (as defined in the applicable Certificate of Designations) and without taking into account any limitations on the conversion of the Preferred Shares set forth in the applicable Certificate of Designations), (iii) 130% of the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants) and (iv) 105% of the maximum number of shares of Common Stock or other equity of the Company issuable in connection with all other options, warrants, convertible securities and other instruments that are convertible or exercisable into such Common Stock and other equity of the Company.

                    (n)     Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

                    (o)     Additional Issuances of Securities.

                         (i)     For purposes of this Section 4(o), the following definitions shall apply.

                              (1)     “Equity/Convertible Securities” means (x) any stock, equity securities or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock or other equity of the Company or any of its Subsidiaries and/or (y) any debt, loans, debentures, bonds or similar indebtedness (collectively, “Financing Debt”), but only if such Financing Debt is issued with or in connection with (including by way of related transactions) any Equity/Convertible Securities described in the preceding clause (x) and/or Options.

                              (2)     “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Equity/Convertible Securities.

                              (3)     “Common Stock Equivalents” means, collectively, Options and Equity/Convertible Securities.

                              (ii)     From the date hereof until the date that is thirty (30) Trading Days after the Initial Effective Date (the “Trigger Date”), the Company will not, without the consent of the holders of a majority in principal amount of the Aggregate Notes, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ Common Stock Equivalents, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

                              (iii)     From the Trigger Date until the date on which none of the Aggregate Notes are outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(o)(iii).

                              (1)     The Company shall deliver to each Buyer (or any assignee thereof) who then holds Notes a written notice (the “Offer Notice”) of any proposed or intended issuance or sale (the “Offer”) of the Common Stock Equivalents being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued or sold, and the number or amount of the Offered Securities to be issued or sold, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued or sold and (z) offer to issue and sell to such Buyers and the Other Buyers all of the Offered Securities, allocated among such Buyers and Other Buyers (“Other Buyers” means, the then current holders of the Prencen Note (as defined in the Notes)) (a) based on such Buyer’s or Other Buyer’s pro rata portion of the aggregate principal amount of the Aggregate Notes then held by such Persons (the “Basic Amount”), and (b) with respect to each Buyer that elects (in its sole and absolute discretion) to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers and Other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers or Other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Buyers and Other Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

                              (2)     To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, that portion of the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all the Buyers and the Other Buyers are less than the total of all of the Basic Amounts hereunder and under the Other Securities Purchase Agreement, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for hereunder and under the Other Securities Purchase Agreement (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers and the Other Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

                              (3)     The Company shall have ten (10) Business Days from the expiration of the Offer Period above to (i) offer, issue or sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers or the Other Buyers (the “Refused Securities”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) publicly announce (a) the execution of such Subsequent Placement Agreement (as defined below), and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

                              (4)     In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(o)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities that it was otherwise committed to purchase to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(o)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue or sell (including Offered Securities to be issued or sold to Buyers and Other Buyers pursuant to Section 4(o)(iii)(2)

above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified that it was otherwise committed to purchase, the Company may not issue or sell more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(o)(iii)(1) above.

                              (5)     Upon the closing of the issuance or sale of all or less than all of the Refused Securities (if applicable), the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(o)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement and other documents relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

                              (6)     Any Offered Securities not acquired by the Buyers or the Other Buyers or other persons in accordance with Section 4(o)(iii)(3) above may not be offered, issued or sold until they are again offered to the Buyers under the procedures specified in this Section 4(o).

                              (7)     The Company and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the securities purchase agreement (the “Subsequent Placement Agreement”) with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions (i) whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such Subsequent Placement or (ii) that is different (other than as to quantity and price) from the terms or provisions of the “Subsequent Placement Documents” of any other Buyer or Other Buyer or third party offeree (if any), and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

                              (8)      Notwithstanding anything to the contrary in this Section 4(o) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the twelfth (12th) Business Day following delivery of the Offer Notice. If by the twelfth (12th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(o)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 60 day period.

                              (9)     The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes) or the issuance of the Existing Stockholder Warrants. For the avoidance of doubt, the rights of each holder of any Aggregate Note under this Section 4(o) shall be transferable with the transfer of all or a portion of such Aggregate Note.

                              (10)     For the avoidance of doubt, this Section 4(o) may not be waived or amended except by the written consent of all of holders of the Aggregate Notes. To the extent Section 4(o)(ii) is waived to allow a Subsequent Placement prior to the Trigger Date, the provisions of Section 4(o)(iii) shall apply mutatis mutandis to all holders of the Aggregate Notes (and any transferee of a holder of Aggregate Notes) in connection with such Subsequent Placement.

                    (p)     Stockholder Approval.

                              (i)      Transaction Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the Closing Date, but in no event later than the date ten (10) calendar days after the Closing Date, an information statement (the “Transaction Information Statement”), in a form reasonably acceptable to the Buyers and Schulte Roth & Zabel LLP, at the expense of the Company, not to exceed $5,000, informing the stockholders of the Company of the receipt of the consents of the holders of a majority of the outstanding voting securities of the Company in the form attached hereto as Exhibit F (the “Transaction Stockholder Consent”) approving the transaction resolutions (the “Transaction Resolutions”) that approve the transactions contemplated hereby, pursuant to this Agreement and pursuant to the Other Securities Purchase Agreement, including, without limitation, the issuance and terms of the Aggregate Notes (including the conversion of the Notes into Common Stock) and the approval of such transactions pursuant to applicable law and the rules and regulations of the Principal Market. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Transaction Stockholder Meeting”), which shall be called as promptly as practicable after the date hereof, but in no event later than April 30, 2007 (the “Transaction Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the Transaction Resolutions (such affirmative approval being referred to herein as the “Transaction Stockholder Approval” and the date such approval is obtained, the “Transaction Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Transaction Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Transaction Resolutions. The Company shall be obligated to seek to obtain the Transaction Stockholder Approval by the Transaction Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Transaction Stockholder Approval is not obtained on or prior to the Transaction Stockholder Meeting Deadline, the Company shall cause an additional Transaction Stockholder Meeting to be held every six (6) month period thereafter until the second anniversary of the Closing Date, whereafter such Transaction Stockholder Meeting shall only be required to occur at the annual meeting of the Company held that year and each year thereafter until Transaction Stockholder Approval is obtained, provided that if the Board does not recommend to the stockholders that they approve the Transaction Resolutions at any such Transaction Stockholder Meeting and the Transaction Stockholder Approval is not obtained, the Company shall cause an additional Transaction Stockholder Meeting to be held each calendar quarter thereafter until such Transaction Stockholder Approval is obtained.

                              (ii)      Additional Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the date of the conversion of the Series A Preferred Stock of the Company into Common Stock, but in no event later than the date that is twenty (20) calendar days after the Closing Date, an information statement (the “Additional Information Statement”), in a form reasonably acceptable to the Buyers and Schulte Roth & Zabel LLP, at the expense of the Company, not to exceed $5,000, informing the stockholders of the Company of the receipt of the consents of the holders of a majority of the outstanding voting securities of the Company, in form and substance reasonably satisfactory to the Buyers, approving the authorized share resolutions (the “Additional Resolutions” and collectively with the Transaction Resolutions, the “Resolutions”) that approve (x) the increase in the authorized shares of Common Stock of the Company from 225,000,000 shares to a number of shares of Common Stock that is no less than such number of shares of Common Stock that would permit the Company to reserve as of the date hereof from the authorized shares of Common Stock of the Company the Required Registration Amount (as defined in the Registration Rights Agreement) of Common Stock of the Company, (y) the amendment of the Certificate of Incorporation of the Company to provide that the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the outstanding voting securities of the Company, in accordance with applicable law and the rules and regulations of the Principal Market (the occurrence of (x) and (y), the (“Authorized Share Increase Event”), and (z) the amendment of the Certificate of Incorporation of the Company to eliminate Article VII thereof. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Additional Stockholder Meeting”), which shall be called as promptly as practicable after the date of the conversion of the Series A Preferred Stock of the Company into Common Stock, but in no event later than April 30, 2007 (the “Additional Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the Additional Resolutions (such affirmative approval being referred to herein as the “Additional Stockholder Approval” and the date such approval is obtained, the “Additional Stockholder Approval Date” and the Additional Stockholder Approval and the Transaction Stockholder Approval are collectively referred to as the “Stockholder Approval”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Additional Resolutions and to cause the Board of

Directors of the Company to recommend to the stockholders that they approve the Additional Resolutions. The Company shall be obligated to seek to obtain the Additional Stockholder Approval by the Additional Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Additional Stockholder Approval is not obtained on or prior to the Additional Stockholder Meeting Deadline, the Company shall cause an additional Additional Stockholder Meeting to be held every six (6) month period thereafter until the second anniversary of the Closing Date, whereafter such Additional Stockholder Meeting shall only be required to occur at the annual meeting of the Company held that year and each year thereafter until Additional Stockholder Approval is obtained, provided that if the Board does not recommend to the stockholders that they approve the Additional Resolutions at any such Additional Stockholder Meeting and the Additional Stockholder Approval is not obtained, the Company shall cause an additional Additional Stockholder Meeting to be held each calendar quarter thereafter until such Additional Stockholder Approval is obtained.

                              (iii)      Stockholder Approval Waiver; Amendment. Notwithstanding anything in this Section 4(p) to the contrary, this Section 4(p) may only be waived or amended by the written consent of holders of all of the Aggregate Notes.

                    (q)     Size of Board of Directors. Promptly following the Closing Date, the Company shall cause the Board of Directors of the Company to consist of seven (7) members. Thereafter, for so long as any Notes or Warrants remain outstanding and subject to the provisions of Section 4(q) of the Other Securities Purchase Agreement, the Company, with the unanimous approval of all members of the Board of Directors of the Company, may increase the size of the Board of Directors of the Company to consist of no more than nine (9) members provided that one (1) of such additional directors is a Prencen Director (as defined in the Other Securities Purchase Agreement).

          5.     REGISTER; TRANSFER AGENT INSTRUCTIONS.

                    (a)     Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of the Notes and the number of Conversion Shares issuable upon conversion of the Notes held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any holder of any Aggregate Note or its legal representatives.

                    (b)     Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable participant accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes in the form of Exhibit G attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to

Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable participant accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                    (c)     Pledges. The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including without limitation Section 2(g).

          6.     CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

          The obligation of the Company hereunder to sell the Notes to each applicable Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                    (a)     Such Buyer shall have executed each of this Agreement, the Registration Rights Agreement, the Security Agreement, the Intercreditor Agreement and the Intercompany Subordination Agreement and delivered the same to the Company.

                    (b)     Such Buyer shall have delivered to the Company the Purchase Price for the Securities being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                    (c)     The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date).

                    (d)     Concurrently with the Closing herewith, the transactions contemplated by the Other Securities Purchase Agreement shall be consummated.

          7.     CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

          The obligation of each Buyer hereunder, as applicable, to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                    (a)     The Company and each Subsidiary, as applicable, shall have duly executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Notes being acquired by such Buyer at the Closing pursuant to this Agreement (in such principal amounts as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers), if any.

                    (b)     Concurrently with the Closing herewith, (i) the transactions contemplated by the Other Securities Purchase Agreement and (ii) the Acquisition shall be consummated.

                    (c)     The Company shall have delivered to the Buyers (or their designees) the Legal Expense Amount by wire transfer of immediately available funds pursuant to the wire instructions provided by the Buyers.

                    (d)     Such Buyer shall have received the opinion of Kramer Levin Naftalis & Frankel LLP the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit H attached hereto.

                    (e)     The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit G attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

                    (f)     The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or equivalent) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

                    (g)     The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

                    (h)     The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (x) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (y) the Certificate of Incorporation and (z) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit I.

                    (i)     The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except (x) for representations and warranties that shall not be true and correct as of the date when made and/or as of the Closing Date as though made at that time, in each case solely by virtue of the Stockholder Approval not being obtained as of the date when made and/or as of the Closing Date and the amendments to the Certificate of Incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) as of the date when made and/or as of the Closing Date and (y) for representations and warranties that speak as of a specific date) and the Company and each of its Subsidiaries shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company and each of its Subsidiaries at or prior to the Closing Date (except for any breach of any such covenants or agreements solely by virtue of the Stockholder Approval not being obtained at or prior to the Closing Date and the amendments to the Certificate of Incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) at or prior to the Closing Date). Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit J.

                    (j)     The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                    (k)     The Common Stock (i) shall be designated for quotation or listed on the Principal Market and (ii) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (x) in writing by the SEC or the Principal Market or (y) by falling below the minimum maintenance requirements of the Principal Market.

                    (l)     Other than the Stockholder Approval, the Company shall have obtained all governmental, regulatory and/or third party consents and approvals, if any, necessary for the issuance of the Securities.

                    (m)     The Company shall have delivered to such Buyer (i) the Transaction Stockholder Consent executed by holders of a majority of the outstanding voting securities of the Company (the “Stockholders”) in the form attached hereto as Exhibits F and (ii) duly executed voting agreements of the Stockholders, in the form attached hereto as Exhibit K (the “Voting Agreements”), whereby the Stockholders shall agree to vote in favor of the Resolutions and to vote in favor of one Person designated by Prencen to serve on the board of directors of the Company as and to the extent provided in Section 4(q) of the Other Securities Purchase Agreement.

                    (n)     The Other Buyers shall have executed the Intercreditor Agreement and delivered the same to the Company, the Buyers and the agent thereto.

                    (o)     The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

          8.     TERMINATION.

                    In the event that the Closing shall not have occurred with respect to a Buyer on or before fifteen (15) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

          9.     MISCELLANEOUS.

                    (a)     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                    (b)     Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                    (c)     Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                    (d)     Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                    (e)     Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company, the holders of at least a majority in aggregate principal amount of the Notes and the holders of at least a majority in aggregate principal amount of the Aggregate Notes, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived (except to the extent such provisions call for the consent of the Required Holders or holders of at least a majority in aggregate principal amount of the Notes or Aggregate Notes, in which case such provision may be waived with the consent of the Required Holders or holders of at least a majority in aggregate principal amount of the Notes or Aggregate Notes, as applicable) other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Aggregate Notes then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration also is offered to all of the parties to such particular Transaction Document. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents, which have been provided to the Other Buyers. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement or the Watershed Facility (as defined in the Notes), no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, its Subsidiaries or otherwise.

                    (f)     Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc.
100 American Metro Boulevard
Suite 108
Hamilton, NJ 08619
Telephone: (609) 219-0930
Facsimile: (609) 890-8458
Attention: General Counsel

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
Telephone: (212) 715-9100
Facsimile: (212) 715-8000
Attention: Thomas D. Balliett

If to the Transfer Agent:

American Stock Transfer & Trust Co.
6201 15th Avenue
Brooklyn, NY 11219
Telephone: (718) 921-8143
Facsimile: (718) 921-8116
Attention: Joe Wolf, Vice President

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Richards Kibbe & Orbe LLP
One World Financial Center
New York, New York 10281
Telephone: (212) 530-1800
Facsimile: (212) 530-1801
Attention: William Orbe, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                    (g)     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and, with respect to the Buyers, the Buyers’ permitted assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of all of the holders of the Aggregate Notes (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder only in connection with the transfer of any of its Securities in compliance with the terms of this Agreement without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

                    (h)     No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                    (i)     Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Buyers and the Company contained in Sections 2 and 3, respectively, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder and not those of any other Buyer or Other Buyer and the obligations of the Buyers hereunder are several (and not joint and several).

                    (j)     Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                    (k)     Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents that it is a party to and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company and/or any of its Subsidiaries in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company and/or any of its Subsidiaries contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company and/or any of its Subsidiaries) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made pursuant to Section 4(j), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

                    (l)     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                    (m)     Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity. Furthermore, the Company recognizes that in the event that it and/or any of its Subsidiaries fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                    (n)     Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may (with respect to itself) rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights

                    (o)     Payment Set Aside. To the extent that the Company and/or any of its Subsidiaries makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                    (p)     Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer and each Other Buyer under any Transaction Document or any other documents are several and not joint with the obligations of any other Buyer or Other Buyer, and no Buyer or Other Buyer shall be responsible in any way for the performance of the obligations of any other Buyer or Other Buyer under any Transaction Document or any other documents. Nothing contained herein or in any other Transaction Document or any other documents, and no action taken by any Buyer or Other Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers and the Other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers and the Other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents or any other documents or otherwise and the Company acknowledges that the Buyers and the Other Buyers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents or any other documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents or any other documents, and it shall not be necessary for any other Buyer or the Other Buyers to be joined as an additional party in any proceeding for such purpose.

                    (q)     SUBORDINATION. THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 9, 2007, (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, WELLS FARGO FOOTHILL, INC., AS SECOND LIEN COLLATERAL AGENT, WATERSHED ADMINISTRATIVE, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, WELLS FARGO FOOTHILL, INC., AS THIRD LIEN COLLATERAL AGENT, AND PRENCEN LENDING LLC, WATERSHED CAPITAL PARTNERS, L.P., AND WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., AS THIRD LIEN LENDERS AND PRENCEN LLC. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

[Signature Page Follows]

               IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.

By:	/s/ Joseph A. Falsetti
Name: Joseph A. Falsetti
Title: President & Chief Executive Officer

               IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

WATERSHED CAPITAL PARTNERS, L.P.,
By:	WS Partners, L.L.C., as General Partner

By:	/s/ Meridee A. Moore
Name: Meridee A. Moore
Title: Senior Managing Member

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.,
By:	WS Partners, L.L.C., as General Partner

By:	/s/ Meridee A. Moore
Name: Meridee A. Moore
Title: Senior Managing Member

SCHEDULE OF BUYERS

(1)	(2)	(3)	(6)	(7)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Purchase Price	Legal Representative’s Address and Facsimile Number
Watershed Capital Partners, L.P.	c/o Watershed Administrative, LLC One Maritime Plaza, Suite 1525 San Francisco, California 94111 Facsimile: (415) 391-3919 Telephone: (415) 391-8900 Attention: Christina Hwang Erin Ross, Esq. Email: chwang@wcap.com eross@wcap.com	$2,084,568	$3,275,690.16	Richards Kibbe & Orbe LLP One World Financial Center New York, New York 10281 Facsimile: (212) 530-1801 Telephone: (212) 530-1800 Attention: William Orbe, Esq. Email: worbe@rkollp.com

Watershed Capital Institutional Partners, L.P.	c/o Watershed Administrative, LLC One Maritime Plaza, Suite 1525 San Francisco, California 94111 Facsimile: (415) 391-3919 Telephone: (415) 391-8900 Attention: Christina Hwang Erin Ross, Esq. Email: chwang@wcap.com eross@wcap.com	$7,915,432	$12,438,309.84	Richards Kibbe & Orbe LLP One World Financial Center New York, New York 10281 Facsimile: (212) 530-1801 Telephone: (212) 530-1800 Attention: William Orbe, Esq. Email: worbe@rkollp.com

APPENDIX I

Terminated Documents

Amended and Restated Registration Rights Agreement, dated as of August 2, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC (the “Amended and Restated Registration Rights Agreement”).

Amendment dated October 2, 2006 to the Amended and Restated Registration Rights Agreement, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Amendment dated October 10, 2006 to the Amended and Restated Registration Rights Agreement, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Senior Secured Convertible Note in the principal amount of $91,000,000 issued by Ascendia Brands, Inc. to Prencen Lending LLC as of August 2, 2006.

Amended and Restated Security Agreement, dated as of August 2, 2006, by and among Ascendia Brands, Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as the agent for the lenders (the “Security Agreement”).

Amended and Restated Pledge and Security Agreement, dated as of August 2, 2006, by and among Ascendia Brands, Inc., Ascendia Brands Co., Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders (the “Pledge Agreement”).

Joinder Agreement, dated as of August 2, 2006, to the Security Agreement by and among Ascendia Brands, Inc., Ascendia Brands Co., Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders.

Joinder Agreement, dated as of August 2, 2006, to the Pledge Agreement by and among Ascendia Brands, Inc., Ascendia Brands Co., Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders.

Amended and Restated Guaranty, dated as of August 2, 2006, by Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC and Lander Co. Canada Limited in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders (the “Amended and Restated Guaranty”).

Guaranty, dated as of August 2, 2006, by Ascendia Brands Co., Inc. in favor of Prencen Lending LLC, in its capacity as collateral agent for the lenders (the “Guaranty”).

Second Amended and Restated Registration Rights Agreement, dated as of December 27, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Amendment Agreement, dated as December 30, 2006, by and among Ascendia Brands, Inc., Prencen LLC and Prencen Lending LLC.

Amended and Restated Senior Secured Convertible Note in the principal amount of $91,000,000 issued by Ascendia Brands, Inc. to Prencen Lending LLC as of August 2, 2006, and amended and restated as of December 30, 2006.

First Amendment and Reaffirmation (Security Agreement), dated as of December 30, 2006, by and among Ascendia Brands, Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC, Ascendia Brands Co., Inc., and Prencen Lending LLC, as collateral agent for the lenders.

First Amendment and Reaffirmation (Pledge Agreement), dated as of December 30, 2006, by and among Ascendia Brands, Inc., Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC, Ascendia Brands Co., Inc., and Prencen Lending LLC, as collateral agent for the lenders.

First Amendment and Reaffirmation (Amended and Restated Guaranty), dated as of December 30, 2006, by and among Hermes Acquisition Company I LLC, Lander Intangibles Corporation, Lander Co., Inc., Ascendia Real Estate LLC, Lander Co. Canada Limited, and Prencen Lending LLC, as collateral agent for the lenders.

First Amendment and Reaffirmation (Guaranty), dated as of December 30, 2006, by and between Ascendia Brands Co., Inc., and Prencen Lending LLC, as collateral agent for the lenders.

EXHIBITS

Exhibit A	Form of Notes
Exhibit B	Form of Registration Rights Agreement
Exhibit C	Form of Security Agreement
Exhibit D-1	Form of Domestic Guarantees
Exhibit D-2	Form of Canadian Guarantee
Exhibit E	Form of Intercreditor Agreement
Exhibit F	Form of Transaction Stockholder Consent
Exhibit G	Form of Irrevocable Transfer Agent Instructions
Exhibit H	Form of Outside Company Counsel Opinion
Exhibit I	Form of Secretary’s Certificate
Exhibit J	Form of Officer’s Certificate
Exhibit K	Form of Voting Agreement

EXHIBIT D

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 19(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 9, 2007 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, WELLS FARGO FOOTHILL, INC., AS SECOND LIEN COLLATERAL AGENT, WATERSHED ADMINISTRATIVE, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, WELLS FARGO FOOTHILL, INC., AS THIRD LIEN COLLATERAL AGENT, AND PRENCEN LENDING LLC, WATERSHED CAPITAL PARTNERS, L.P., AND WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., AS THIRD LIEN LENDERS AND PRENCEN LLC. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS NOTE, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

ASCENDIA BRANDS, INC.

FORM OF SECURED CONVERTIBLE NOTE

Issuance Date: February 9, 2007	Original Principal Amount: U.S. $[76,000,000.00]
[WATERSHED AMOUNT]

          FOR VALUE RECEIVED, Ascendia Brands, Inc., a Delaware corporation (the “Company”) hereby promises to pay to the order of PRENCEN LENDING LLC [WATERSHED CAPITAL PARTNERS, L.P.] [WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.] or registered assigns (“Holder”) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, and including the amount of any Capitalized Interest (as defined below), the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at a rate per annum equal to the Interest Rate, from the date set out above as the Issuance Date until the Obligations hereunder are paid in full, whether upon an Interest Date (as defined below), the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Note is one of the Secured Convertible Notes issued pursuant to the Securities Purchase Agreements. [INSERT IN PRENCEN NOTE: The notes issued under the Watershed Securities Purchase Agreement are referred to as the “Other Notes”; and the Other Notes together with the notes issued pursuant to the Prencen Securities Agreement are collectively referred to as the “Notes”.] [INSERT IN WATERSHED NOTE: The notes issued under the Prencen Securities Purchase Agreement are referred to as the “Other Notes”; and the Other Notes together with the notes issued pursuant to the Watershed Securities Purchase Agreement are collectively referred to as the “ Notes”.] Certain capitalized terms used herein are defined in Section 29.

          (1)     MATURITY. On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to all of the Obligations then due and owing hereunder. The “Maturity Date” shall be December 30, 2016, as may be extended in writing at the sole option of the Holder (i) in the event that an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing or any event shall have occurred and be continuing which with the passage of time and the failure to cure would result in an Event of Default, in which case, the Maturity Date shall be extended until the later of the date such Event of Default is cured and the date there no longer exists any event which with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten (10) days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5) is delivered prior to the Maturity Date. On the Business Day immediately preceding the Maturity Date, the Company shall deliver a written notice to the Holder certifying that (A) (1) no Event of Default has occurred and is continuing and (2) no event has occurred and is continuing which with the passage of time and the failure to cure would result in an Event of Default or (B) an event specified in clause (A) has occurred and is continuing.

          (2)     INTEREST. Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 365-day year and actual days elapsed and shall be payable in arrears on the last day of each calendar month during the period beginning on the Issuance Date and ending on, and including, the date that this Note is repaid in full (each, an “Interest Date”) with the first Interest Date being February 28, 2007. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date by capitalizing such Interest on and as of each Interest Date by adding it to the then outstanding Principal of this Note (the “Capitalized Interest”). Upon the occurrence and during the continuance of an Event of Default, or, the occurrence and continuation of any of the events described in Sections 4(a)(i), 4(a)(ii), 4(a)(iii)(B), 4(a)(iv)(B), or 4(a)(vii) through 4(a)(xiii) prior to such time as the Permitted Senior Indebtedness has been repaid in full, the Interest Rate on the Obligations shall be increased to fifteen percent (15%). In the event that such Event of Default or event, as applicable, is subsequently cured, such increased Interest Rate shall no longer be in effect as of the date of such cure; provided that the Interest as calculated at such increased rate during the continuance of such Event of Default or event, as applicable, shall continue to apply to the extent relating to the days after the occurrence of such Event of Default or event, as applicable, through and including the date of cure of such Event of Default or event. In addition, to the extent that the Company owes the Holder any Permitted Accrued Third Lien Fees/Penalties (as defined in Section 9 of the Intercreditor Agreement), such owed amounts shall, until paid by the Company to the Holder to the extent allowed by the Intercreditor Agreement, accrue interest at the then applicable Interest Rate under this Note and the interest on such Permitted Accrued Third Lien Fees/Penalties shall be capitalized at the same time(s) and in the same manner that interest on the Principal of this Note is capitalized.

          (3)     CONVERSION OF NOTES. This Note shall be convertible into shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), on the terms and conditions set forth in this Section 3.

               (a)     Conversion Right. Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any portion of the Conversion Amount.

               (b)     Conversion Rate. The number of shares of Common Stock issuable upon conversion of any portion of the Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the “Conversion Rate”).

     (i)     “Conversion Amount” means the sum of (A) the Principal under this Note, (B) accrued and uncapitalized interest, with respect to such Principal and (C) accrued and unpaid Late Charges (as defined in Section 25(b)) with respect to such Principal and Interest.

     (ii)     “Conversion Price” means, as of any Conversion Date (as defined below) or other date of determination, $0.42, subject to adjustment as provided herein.

               (c)     Mechanics of Conversion.

     (i)     Optional Conversion. To convert any portion of the Conversion Amount into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York Time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the

Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall (1) provided that the Transfer Agent is participating in the Fast Automated Securities Transfer Program of the Depository Trust Company (“DTC”) credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s participant account with DTC through its Deposit Withdrawal Agent Commission system or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver no later than the Share Delivery Date, to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If this Note is physically surrendered for conversion pursuant to Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three Business Days after receipt of this Note and at its own expense, issue and deliver to the holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of all or a portion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

     (ii)     Company’s Failure to Timely Convert. If the Company shall fail to issue a certificate to the Holder or credit the Holder’s participant account with DTC for the number of shares of Common Stock to which the Holder is entitled upon conversion of any portion of the Conversion Amount on or prior to the date which is five (5) Trading Days after the Conversion Date (a “Conversion Failure”), then (A) the Company shall pay damages to the Holder for each day of such Conversion Failure until the earlier of the date such failure is cured and the Revocation Date (as defined below) in an amount equal to 1.5% of the product of (I) the aggregate number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (II) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice (the date such notice is given, the “Revocation Date”); provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise and once such payment is made no Conversion Failure shall exist with respect to such voided portion of such conversion. In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice the Company shall fail to issue and deliver a certificate to the Holder or credit the Holder’s participant account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s conversion of any portion of the

Conversion Amount, and if on or after such scheduled Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit such Holder’s participant account with DTC (and to issue such Common Stock) shall terminate and the Conversion Amount of this Note shall be reduced by the Conversion Amount applicable to such portion of the failed Conversion Notice, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock or credit such Holder’s participant account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the Conversion Date.

     (iii)     Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign or sell all or part of any Registered Note by a Holder, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 19. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender. The Holder and the Company shall maintain records showing the Principal converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to necessitate the physical surrender of this Note upon conversion.

     (iv)     Pro Rata Conversion; Disputes. In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder’s portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date; provided, however, that no holder shall receive shares of Common Stock upon conversion of its Note in excess of its Authorized Share Allocation (as defined in Section 11(a)); provided, further, however, such pro rata conversion shall not cure any default or Event of Default occurring hereunder resulting from such failure to fully effect the conversion otherwise required by this Note. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 24.

               (d)     Limitations on Conversions.

     (i)     Beneficial Ownership. The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to Section 3(a), to the extent that after giving effect to such conversion, [INSERT IN WATERSHED NOTE ONLY: and taking into account all other shares of Common Stock beneficially owned by the Holder and its Affiliates,] the Holder (together with the Holder’s Affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates [INSERT IN WATERSHED NOTE ONLY: , in each case if such conversion or exercise of such instrument is not permitted in order to keep the Holder’s beneficial ownership of Common Stock at or below the Maximum Percentage]. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-K, Form 10-Q or Form 8-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason and at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage specified in such notice so long as such specified Maximum Percentage shall not exceed 9.99%; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes.

     (ii)     Principal Market Regulation. Without limiting the rights of the Holder under Section 11 hereunder, the Company shall not be obligated to issue any shares of Common Stock upon conversion of this Note, the Other Notes or the Preferred Shares or exercise of the Warrants, and the Holder of this Note shall not have the right to receive upon conversion of this Note any shares of Common Stock, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue upon conversion or exercise, as applicable, of the Notes, the Preferred Shares and Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market (the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Required Holders. Until such approval or written opinion is obtained, (1) the Watershed Funds (as defined in Section 15(h)) shall not be issued in the aggregate upon conversion of the Watershed Notes shares of Common Stock in an amount greater than 11.6% of the Exchange Cap and (2) the Prencen Group shall not be issued in the aggregate, upon conversion or exercise, as applicable, of the Prencen Note, Preferred Shares or Warrants, shares of Common Stock in an amount greater than 88.4% of the Exchange Cap (with respect to each of the Watershed Funds and the Prencen Group, the “Exchange Cap Allocation”). In the event that any of the Watershed Funds and/or the Prencen Group shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder’s Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder’s Exchange Cap Allocation, then the difference between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

               (e)     Holder’s Right of Exchange. To the extent, but only to the extent, required by the Principal Market pursuant to its listing requirements at any time following the consummation of the Acquisition, up to $40,000,000 in outstanding Principal amount of the Notes together with any accrued and unpaid Interest thereon and Late Charges on such Principal and Interest, if any (such amount, the “Exchange Amount”) shall be exchanged on a pro rata basis (the “Exchange”) for a new series of convertible preferred stock that will be convertible into the Company’s Common Stock (the “New Securities”) of the Company, which

New Securities shall have such rights, designations and preferences as the Required Holders and the Company shall mutually agree. Upon the consummation of the Exchange, the Company shall (i) deliver to the Holder the Holder Pro Rata Amount of the New Securities and (ii) pay to the Holder, in cash, an amount equal to 15% of the Holder Pro Rata Amount of the Exchange Amount by wire transfer of immediately available funds in accordance with the Holder’s written wire transfer instructions.

          (4)     RIGHTS UPON EVENT OF DEFAULT.

               (a)     Event of Default. Each of the following events shall constitute an “Event of Default”:

     (i)     after the Permitted Senior Indebtedness has been repaid in full, (A) the failure of the applicable Registration Statement required to be filed pursuant to the Registration Rights Agreement to be declared effective by the SEC on or prior to the date that is sixty (60) days after the applicable Effectiveness Deadline (as defined in the Registration Rights Agreement), or (B) while the applicable Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the applicable Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to any holder of the Notes for sale of all of such holder’s Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive days or for more than an aggregate of thirty (30) days in any 365-day period (other than days during an Allowable Grace Period (as defined in the Registration Rights Agreement));

     (ii)     after the Permitted Senior Indebtedness has been repaid in full, the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

     (iii)     (A) the failure to pay to the Holder any amount due on this Note or any other Transaction Document on the Maturity Date and (B) after the Permitted Senior Indebtedness has been repaid in full, the Company’s failure to pay to the Holder any amount of Principal (including, without limitation, the Company’s failure to pay any redemption payments), Interest, Late Charges or other amounts (other than Registration Delay Payments) when and as due under this Note or any other Transaction Document (as defined in the Securities Purchase Agreements) to which the Holder is a party, except, in the case of a failure to pay Interest and Late Charges when and as due, in which case only if such failure continues for a period of at least three (3) Business Days;

     (iv)     (A) the occurrence of both an event of default under and acceleration of any Permitted Senior Indebtedness and (B) after the Permitted Senior Indebtedness has been repaid in full, the occurrence of any default under or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreements), other than with respect to any Other Notes;

     (v)     the Company or any of its Subsidiaries, pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

     (vi)     a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Subsidiaries or (C) orders the liquidation of the Company or any of its Subsidiaries and such order or decree remains undismissed or unstayed for a period of sixty (60) days;

     (vii)     after the Permitted Senior Indebtedness has been repaid in full, a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a creditworthy party shall not be included in calculating the $500,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

     (viii)     after the Permitted Senior Indebtedness has been repaid in full, the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document that is not specifically addressed by any other Event of Default set forth in this Section 4(a), except, subject to clause (ii) hereof, (i) in the case of a breach of a covenant which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days or (ii) in the case of any breach that arises solely by virtue of the Transaction Stockholder Approval or the Authorized Share Stockholder Approval not being obtained at or prior to the Closing Date specified in the Securities Purchase Agreements and the amendments to the certificate of incorporation of the Company not having been filed with the Secretary of State of Delaware to effectuate the amendments specified in clauses (x) and (y) of Section 4(p)(ii) of the Securities Purchase Agreements at or prior to the Closing Date specified in the Securities Purchase Agreements;

     (ix)     after the Permitted Senior Indebtedness has been repaid in full, any breach or failure in any respect to comply with Section 15 of this Note;

     (x)     after the Permitted Senior Indebtedness has been repaid in full, failure to obtain the Authorized Share Stockholder Consent or the Authorized Share Stockholder Approval, as the case may be, by June 1, 2007;

     (xi)     after the Permitted Senior Indebtedness has been repaid in full, the Company or any Subsidiary shall fail to perform or comply with any covenant or agreement contained in the Security Agreement or any other Security Document to which it is a party;

     (xii)     after the Permitted Senior Indebtedness has been repaid in full, any material provision of any Security Document (as reasonably determined by the Collateral Agent) shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against the Company or any Subsidiary intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Security Document;

     (xiii)     after the Permitted Senior Indebtedness has been repaid in full, the Security Agreement or any other Security Document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, Lien in favor of the Collateral Agent for the benefit of the holders of the Notes on any Collateral (as defined in the Security Documents) purported to be covered thereby; or

     (xiv)     any Event of Default (as defined in the Other Notes) occurs with respect to any Other Notes.

               (b)     Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within one (1) Business Day deliver written notice thereof via facsimile and overnight courier (an “Event of Default Notice”) to all of the holders of Notes. Subject to the Intercreditor Agreement, at any time after the earlier of the holders’ receipt of an Event of Default Notice and the holders becoming aware of an Event of Default, a holder of Notes may elect to require the Company to redeem all of its Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company. Notwithstanding the foregoing, the Company shall only be required to consummate a redemption pursuant to this Section 4(b) upon the Company’s receipt of Event of Default Redemption Notices from one or more holders of Notes constituting the Required Holders (the “Event of Default Redemption Trigger Date”) and the Company shall notify all of the holders of the Notes of the receipt of such redemption notices promptly, but in no event later than (1) Business Day, following the Event of Default Redemption Trigger Date; provided, however, if an Event of Default exists at the Maturity Date, any holder of the Notes may exercise its right to require the redemption by the Company of such holder’s Note under this Section 4(b). Subject to the Intercreditor Agreement, as of the Event of Default Redemption Trigger Date, the Company shall be required to redeem all of the outstanding Notes in accordance with this Section 4(b). Each Note redeemed by the Company pursuant to this Section 4(b) shall be redeemed by the Company at a price equal to the greater of (i) the product of (x) the portion of the Conversion Amount to be redeemed and (y) the Redemption Premium and (ii) the product of (A) the Conversion Rate with respect to such Conversion Amount in effect at such time as the Required Holders deliver an Event of Default Redemption Notice and (B) the greatest of the Closing Sale Price of the Common Stock on the date immediately preceding such Event of Default, the Closing Sale Price of the Common Stock on the date immediately following such Event of Default and the Closing Sale Price of the Common Stock on the Event of Default Redemption Trigger Date (the “Event of Default Redemption Price”). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. The parties hereto agree that in the event of the Company’s redemption of all or a portion of such Note under this Section 4(b), the holders’ damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the holders. Accordingly, any Redemption Premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the holders’ actual loss of its investment opportunity and not as a penalty. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3(d), until the Holder receives the Event of Default Redemption Price, the Holder may convert this Note, in whole or in part, into Common Stock pursuant to Section 3, and any such conversion shall reduce the amount otherwise redeemable pursuant to this Section 4.

               (c)     Absence of Event of Default in Certain Circumstances. Notwithstanding anything in this Note to the contrary, until the Permitted Senior Indebtedness has been repaid in full, no Event of Default shall occur under this Note or any Other Note or any other Transaction Document unless an event of default has occurred or contemporaneously occurs under and pursuant to the terms of the Permitted Senior Indebtedness.

          (5)     RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

               (a)     Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by such holder, having similar conversion rights as the Notes and having similar ranking to the Notes, and satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the conversion of the Notes prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, and the Conversion Price of this Note in effect immediately prior to such Fundamental Transaction shall be adjusted so that upon conversion of this Note immediately after such Fundamental Transaction the Holder shall be entitled to receive the aggregate number of shares of the Successor Entity that the Holder would have been entitled to receive if the Note had been converted immediately prior to such Fundamental Transaction, as adjusted thereafter in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

               (b)     Redemption Right. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Change of Control Notice”). Subject to the Intercreditor Agreement, at any time during the period beginning after the Holder’s receipt of a Change of Control Notice and ending twenty (20) Trading Days after the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate that portion of the Conversion Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5 shall be redeemed by the Company in cash at a price equal to the greater of (i) the product of (x) that portion of the Conversion Amount being redeemed and (y) the quotient determined by dividing (A) the greatest of the Closing Sale Price of the Common Stock immediately prior to the consummation of the Change of Control, the Closing Sale Price immediately following the public announcement of such proposed Change of Control and the Closing Sale Price of the Common Stock immediately prior to the public announcement of such proposed Change of Control by (B) the Conversion Price and (ii) 120% of that portion of the Conversion Amount being redeemed (the “Change of Control Redemption Price”). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price is paid in full, that portion of the Conversion Amount submitted for redemption under this Section 5(b) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. The parties hereto agree that in the event of the Company’s redemption of any portion of this Note under this Section 5(b), the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not as a penalty.

          (6)     RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

               (a)     Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property (other than the Existing Stockholder Warrants (as defined in the Securities Purchase Agreement)) pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

               (b)     Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder’s option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

          (7)     RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

               (a)     Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Issuance Date, the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued or sold by the Company in connection with any Excluded Security) for a consideration per share less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), then immediately upon such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the lowest price per share at which any share of Common Stock were issued or sold or deemed to be issued or sold (in accordance with this Section 7(a)) in connection with such Dilutive Issuance; provided, however, that if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock in a Dilutive Issuance that is a Permitted Financing, then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 7(a), the following shall be applicable:

     (i)     Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Conversion Price, immediately prior thereto, then each such share of Common Stock underlying such Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange or exercise of such Convertible Securities.

     (ii)     Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise thereof is less than the Conversion Price, immediately prior thereto, then each such share of Common Stock underlying such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this

Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion or exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or are to be made pursuant to other provisions of this Section 7(a), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

     (iii)     Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

     (iv)     Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within fourteen (14) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

     (v)     Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (b)     Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

               (c)     Other Events. If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights, other rights with equity features or any distribution or dividend of securities on the preferred stock of the Company existing on the date hereof), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7. The Company shall within one (1) Business Day notify each of the holders of any of the Notes of any change to the Conversion Price and describe in reasonable detail the basis for such change.

          (8)     HOLDER’S RIGHT OF OPTIONAL REDEMPTION. From time to time on and after the eighth (8th) anniversary of the Issuance Date, the Holder shall have the right, in its sole discretion, to require that the Company redeem (each, a “Holder Optional Redemption”) up to all of the then applicable Conversion Amount of this Note (the “Available Holder Optional Redemption Amount”) by delivering written notice thereof (a “Holder Optional Redemption Notice”) to the Company. The Holder Optional Redemption Notice shall indicate the Conversion Amount of the Available Holder Optional Redemption Amount the Holder is electing to have redeemed (the “Holder Optional Redemption Amount”). The portion of this Note subject to redemption pursuant to this Section 8 shall be redeemed by the Company in cash at a price equal to 107% of the Holder Optional Redemption Amount (the “Holder Optional Redemption Price”). Redemptions required by this Section 8 shall be made in accordance with the provisions of Section 12. Notwithstanding anything to the contrary in this Section 8, but subject to Section 3(d), until the Holder receives the Holder Optional Redemption Price, the Holder Optional Redemption Amount may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3, and any such conversion shall reduce the Holder Optional Redemption Amount in the manner set forth by the Holder in the applicable Conversion Notice.

          (9)     OPTIONAL REDEMPTIONS AT THE COMPANY’S ELECTION.

               (a)     General. At any time from and after the eighth (8th) anniversary of the Issuance Date, so long as there has been no Equity Conditions Failure, the Company shall have the right, to redeem all or any portion of the Conversion Amount then remaining under this Note (the “Optional Redemption Amount”) as designated in the Optional Redemption Notice, as of the Optional Redemption Date (an “Optional Redemption”). The portion of this Note subject to redemption pursuant to this Section 9(a) shall be redeemed by the Company in cash at a price equal to the 107% of the Conversion Amount being redeemed (the “Optional Redemption Price”). The Company may exercise its right to require redemption under this Section 9 by delivering a written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Notes (the “Optional Redemption Notice” and the date all of the holders received such notice is referred to as the “Optional Redemption Notice Date”) and each Optional Redemption Notice shall be irrevocable. The Optional Redemption Notice shall state (1) the date on which the Optional Redemption shall occur (the “Optional Redemption Date”) which date shall be not less than five (5) Trading Days nor more than thirty (30) Trading Days after the Optional Redemption Notice Date, and (2) the aggregate Conversion Amount of the Notes which the Company has elected to be subject to Optional Redemption from all of the holders of the Notes pursuant to this Section 9(a) (and analogous provisions under the Other Notes) on the Optional Redemption Date. The Company may not effect more than one (1) Optional Redemption. Notwithstanding anything to the contrary in this Section 9(a), until the Optional Redemption Price is paid, in full, the Optional Redemption Amount may be converted, in whole or in part, by the holders into shares of Common Stock pursuant to Section 3. All Conversion Amounts converted by the Holder into such Common Stock after the Optional Redemption Notice Date shall reduce the Optional Redemption Amount of this Note required to be redeemed on the Optional Redemption Date. Redemptions made pursuant to this Section 9 shall be made in accordance with Section 12.

               (b)     Pro Rata Redemption Requirement. If the Company elects to cause an Optional Redemption with respect to this Note pursuant to Section 9(a), then it must simultaneously take the same action with respect to the other Notes and make simultaneous payments of the applicable amounts to be paid to each holder of the other Notes. If the Company elects to cause an Optional Redemption pursuant to Section 9(a) (or similar provisions under the other Notes) with respect to less than all of the Conversion Amounts of the Notes then outstanding, then the Company shall require a proportionate redemption of a Conversion Amount from each of the holders of the Notes equal to the product of (i) the aggregate Conversion Amount of all the Notes which the Company has elected to cause to be redeemed pursuant to Section 9(a), multiplied by (ii) a fraction, the numerator of which is the Conversion Amount of the applicable Note on the Optional Redemption Date and the denominator of which is the sum of the aggregate Conversion Amounts of all Notes on the Optional Redemption Date (such fraction with respect to each holder is referred to as its “Redemption Allocation Percentage”, and such amount with respect to each holder is referred to as its “Pro Rata Redemption Amount”), In the event that a holder of any Notes shall sell or otherwise transfer any of such holder’s Notes, the transferee shall be allocated a pro rata portion of such holder’s Redemption Allocation Percentage and Pro Rata Redemption Amount.

          (10)     NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

          (11)     RESERVATION OF AUTHORIZED SHARES.

               (a)     Reservation. Commencing on the Issuance Date and until the Authorized Share Stockholder Approval Date or the Authorized Share Stockholder Consent Effective Date, as the case may be, the Company shall reserve in respect of the conversion of the Notes not less than 100,000,000 shares of Common Stock. Immediately on and after the Authorized Share Stockholder Approval Date or the Authorized Share Stockholder Consent Effective Date, as the case may be, the Company shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for each of the Notes equal to 130% of the Conversion Rate with respect to the Conversion Amount of each of the Notes as of the Issuance Date and, for so long thereafter as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes, 130% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Notes then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions) (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount (including capitalized interest) of the Notes held by each holder at the Issuance Date or on the date of any increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event that a holder shall sell or otherwise transfer any of such holder’s Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold a Prencen Note or Watershed Note, respectively, shall be re-allocated to the remaining holders of each Prencen Note or Watershed Note, respectively, pro rata based on the principal amount (including capitalized interest) of such Notes then held by such holders.

               (b)     Insufficient Authorized Shares. If at any time after the Authorized Share Stockholder Approval Date or the Authorized Share Stockholder Consent Effective Date, as the case may be, while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and reserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its shareholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each shareholder with a proxy statement and shall use its best efforts to solicit its shareholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the shareholders that they approve such proposal.

          (12)     REDEMPTIONS.

               (a)     Mechanics. Subject to Section 12(b), the Company shall deliver the applicable Event of Default Redemption Price to the Holder within seven (7) Business Days after the Event of Default Redemption Trigger Date. Subject to Section 12(b), if the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within five (5) Business Days after the Company’s receipt of such notice otherwise. Subject to Section 12(b), the Company shall deliver the Holder Optional Redemption Price to the Holder within five (5) Business Days after the Company’s receipt of the Holder Optional Redemption Notice. The Company shall deliver the Optional Redemption Price to the Holder on the applicable Optional Redemption Date. Subject to pro rata redemption requirement in Section 25(c), in the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall (at the Holder’s request) promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal which has not been redeemed. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall, at the Holder’s request, immediately return this Note, or issue a new Note (in accordance with Section 19(d)) to the Holder representing such Conversion Amount and (z) the Conversion Price of this Note or such new Notes and all of the other outstanding Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Redemption Notice is voided and (B) the lowest Closing Bid Price during the period beginning on and including the date on which the Redemption Notice is delivered to the Company and ending on and including the date on which the Redemption Notice is voided. The Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to capitalize Late Charges which have accrued prior to the date of such notice with respect to the Conversion Amount subject to such notice.

               (b)     Redemption by Other Holders. Notwithstanding anything else contained herein, upon the Company’s receipt of notice from any of the holders of the Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(b), Section 5(b) or Section 8 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof), forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the fifteen (15) Business Day period beginning on and including the date which is seven (7) Business Days prior to the Company’s receipt of the Holder’s Redemption Notice and ending on and including the date which is seven (7) Business Days after the Company’s receipt of the Holder’s Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice(s) and such Other Redemption Notices received during such fifteen (15) Business Day period (the last day of such fifteen-day period, the “Consolidation Date”), then the Company shall redeem on the Consolidation Date a pro rata amount from each holder of the Notes (including the Holder) based on the applicable Conversion Amounts of the Notes submitted for redemption pursuant to such Redemption Notice(s) and such Other Redemption Notices received by the Company during such fifteen (15) Business Day period, provided, however, such pro rata payment shall not cure any default or Event of Default occurring hereunder resulting from such failure to fully pay the amount otherwise due on this Note.

          (13)     SECURITY. The Obligations are secured to the extent and in the manner set forth in the Security Documents.

          (14)     VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to the Delaware General Corporation Law, and as expressly provided in this Note.

          (15)     COVENANTS.

               (a)      Rank. All payments due under this Note (i) shall rank pari passu with all of the Notes and (ii) shall be senior to all other Indebtedness of the Company and its Subsidiaries other than Permitted Senior Indebtedness and Indebtedness that is permitted to be senior or pari passu to the Permitted Senior Indebtedness pursuant to the terms of the Permitted Senior Indebtedness.

               (b)     Indebtedness. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.

               (c)     Existence of Liens. So long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

               (d)     Restricted Payments. After the Permitted Senior Indebtedness has been repaid in full, Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness (other than Permitted Senior Indebtedness), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

               (e)     Restriction on Redemption and Cash Dividends. Until all of the Notes have been converted, redeemed or otherwise fully repaid, the Company shall not, directly or indirectly, redeem, repurchase or declare or pay any cash dividend or distribution on its capital stock without the prior express written consent of the Required Holders.

               (f)     Dispositions. After the Permitted Senior Indebtedness has been repaid in full and so long as any Obligations are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing); provided, however, that the Company and its Subsidiaries may (i) sell inventory in the ordinary course of business, (ii) dispose of obsolete or worn-out equipment in the ordinary course of business and (iii) dispose of the non-core assets set forth on Schedule 15(f) hereto.

               (g)     Additional Guaranties and Collateral Security. The Company and each Subsidiary shall cause each Subsidiary of the Company not in existence on the Issuance Date, to execute and deliver to the Collateral Agent promptly and in any event within five (5) Business Days after the formation, acquisition or change in status thereof (i) a Guarantee guaranteeing the Obligations, (ii) a joinder to the Security Agreement, and (iii) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the third priority of (subject to Permitted Liens) or otherwise protect any Lien purported to be covered by the Security Agreement or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the this Note and that all property and assets of such Subsidiary shall become Collateral for the Obligations.

               (h)     Affiliated Transactions. Neither the Company nor any Subsidiary shall, without the consent of each Watershed Fund that then holds any Watershed Notes (Watershed Capital Partners, L.P. (“WCP”), Watershed Capital Institutional Partners, L.P. (“WCI”) and any Affiliates of WCP, collectively, the “Watershed Funds”), which consent may be withheld by any such Watershed Fund in its sole and absolute discretion:

                         (i)      enter into or make payments under any consulting, management agreement and/or similar agreement or arrangement with the Prencen Group and/or any of its Affiliates;

                         (ii)      enter into any Subsequent Placement with the Prencen Group and/or any of its Affiliates; provided, however, that no such consent shall be required if (1) such Subsequent Placement is on commercially reasonable terms and on an arm’s-length basis, (2) such Subsequent Placement is approved by a majority of the non-interested members of the board of directors of the Company meeting in a separate session and (3) the holders of the Notes have the right to participate in such Subsequent Placement pursuant to Section 4(o) of the Securities Purchase Agreements;

                         (iii)      enter into any debt financing agreement or other financing arrangement (other than a Subsequent Placement) with the Prencen Group and/or any of its Affiliates; or

                         (iv)      except as provided in the foregoing clause (ii), enter into any transaction with any Affiliate of the Company and/or the Prencen Group, other than for (A) ordinary course executive and employee compensation arrangements, including, without limitation, salary, equity compensation and bonuses, for directors, officers and employees of the Company approved by the compensation committee of the Company’s board of directors, (B) the exchange contemplated in Section 3(e) hereof, (C) any transaction or transactions providing for payments which do not and cannot, in the aggregate, exceed $250,000 per annum and (D) the performance of the Company’s obligations pursuant to the Securities Purchase Agreements, the Registration Rights Agreement, the Series B Certificate of Designations and the Series B-1 Certificate of Designations (each as defined in the Prencen Securities Purchase Agreement) for the Preferred Shares, the Warrants and the Notes; provided, however, that for the purposes of the foregoing clauses (A) and (C), such transactions must be on arm’s-length terms and approved by a majority of the non-interested directors of the board of directors of the Company.

          Notwithstanding the foregoing, no consent of any Watershed Fund shall be required pursuant to this Section 15(h) unless (x) on the applicable date of determination, the Watershed Funds own in the aggregate at least 50% of the original principal amount (without regard for any capitalized interest added to such principal amount as of such date of determination) of the Watershed Notes; provided, however, that if any portion of the original principal amount of the Watershed Notes are exchanged, pursuant to Section 3(e), for New Securities, the principal amount of such notes exchanged for any such New Securities received by the Watershed Funds on such date of determination in exchange for such original principal amount of the Watershed Notes shall be taken into account in determining whether the Watershed Funds meet the foregoing ownership threshold or (y) the Watershed Facility has not been repaid in full.

               (i)     No Additional Notes. Except with respect to any issuances in which a holder of Notes may participate in accordance with Section 4(o) of the Securities Purchase Agreements and issuances made pursuant to Sections 18 and 19(a) - (c) of this Note, the Company shall not after the Closing (as defined in the Securities Purchase Agreements) issue any notes or other instruments that are pari passu with the Notes.

          (16)     PARTICIPATION. The Holder, as the holder of this Note, shall be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had converted this Note into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

          (17)     VOTE TO CHANGE THE TERMS OF NOTES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders shall be required for any consent, waiver, change or amendment to this Note or the Other Notes; provided, however, that no such consent, waiver, change or amendment as applied to any of the Notes held by any particular holder of Notes, shall, without the written consent of that particular holder, (i) reduce the Interest Rate; (ii) reduce the amount of Principal or, any other amounts payable on, or change the Maturity Date of, the Notes; (iii) make any change that adversely affects the conversion rights of the Notes (including, without limitation, the provisions contained in Sections 3 and 7 hereof); (iv) reduce any of the Redemption Prices, the timing of the payment of any Redemption Prices, or amend or modify in any manner adverse to the holders of the Notes the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise; (v) modify the provisions with respect to the right of the holders of the Notes to cause the Company to redeem the Notes; (vi) make any Interest or Principal or other payments on the Notes payable other than as set forth herein; (vii) modify any of the provisions of, or impair the right of any holder of Notes under, this Section 17; (viii) release any obligor on the Notes or release all or substantially all of the collateral security the Notes, except as permitted by the Security Documents as they exist on the Issuance Date; (ix) amend, modify or change the provisions contained in: Section 3(e) (Holder’s Right of Exchange); Section 4(a)(iii)(A) (Event of Default For Failure to Make Payment at Maturity); Section 4(c) (Absence of Event of Default in Certain Circumstances); Section 6 (Rights Upon Issuance of Purchase Rights and Other Corporate Events); Section 10 (Circumvention) to the extent any such amendment, modification or change thereto relates to any matter required to be approved by each holder of Notes pursuant to this Section 17; Section 12 (Redemptions); Section 15(g) (Additional Guaranties and Collateral Security); Section 15(h) (Affiliated Transactions); Section 25(a) (Notices); Section 25(c) (Pro Rata Rights); or Section 29(b) (Affiliate); or (x) amend, modify or change the condition in any provision of this Note or the other Notes that restricts the application of any such provision until the Permitted Senior Indebtedness has been repaid in full. Neither the Company nor any of its Subsidiaries will, directly or indirectly, pay or cause to be paid any consideration, whether by way of Interest, fees or otherwise, to any holder for or as inducement to any consent, waiver or amendment of any of the terms or provisions of the Notes unless such consideration is paid pro rata (based on Conversion Amounts) to all holders of Notes. Other than as may be expressly contemplated by the Notes, so long as any Notes remain outstanding, at no time shall the Company or any of its Subsidiaries, directly or indirectly, purchase or offer to purchase any of the outstanding Notes or exchange or offer to exchange for any consideration (including, without limitation, for cash, securities, property or otherwise) any outstanding Notes unless the Company or such Subsidiary, as applicable, purchases, offers to purchase, exchanges or offers to exchange the outstanding Notes of all of the holders for the same consideration (on a pro rata basis in accordance with each holder’s percentage ownership of then outstanding Notes) and on identical terms. If any changes, amendments, alterations, waivers or modifications are made to any Note, such identical changes, amendments, alterations, waivers or modifications shall be made to each of the other Notes. The limitations set forth in this Section 17 shall apply mutatis mutandis with respect to any analogous provision contained in any of the other Transaction Documents.

          (18)     TRANSFER. This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Securities Purchase Agreements; provided, however, that any such sale, assignment or transfer is in a minimum amount equal to the lesser of (a) $1,000,000 and (b) the outstanding Principal amount, Interest and Late Charges, if any, of this Note; provided, further, however, that such minimum amount shall not apply to any sale, assignment or transfer to an Affiliate of the Holder.

          (19)     REISSUANCE OF THIS NOTE.

               (a)     Transfer. If all or a portion of this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 19(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 19(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of Section 3(c)(iii), following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

               (b)     Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 19(d)) representing the outstanding Principal.

               (c)     Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 19(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

               (d)     Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 19(a) or Section 19(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges on the Principal and Interest of this Note, from the Issuance Date.

          (20)     REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          (21)     PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

          (22)     CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and all the holders of Notes and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

          (23)     FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

          (24)     DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one (1) Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Conversion Rate or any Redemption Price to the Company’s independent, outside accountant. The Company, at the Company’s expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. To the extent that any determination of any Closing Bid Price, Closing Sale Price or the Weighted Average Price or calculation of the Conversion Price, Conversion Rate or any Redemption Price hereunder affects any conversion price, conversion rate or redemption price in connection with any conversion, redemption or payment to be made with respect to the other Notes, such determination or calculation shall also be applied in connection with any such conversions, redemptions or payments under the other Notes.

          (25)     NOTICES; PAYMENTS.

               (a)     Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreements. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the holders of all Notes (i) immediately upon any adjustment of the Conversion Price (and in no event later than one (1) Business Day thereafter), including any adjustment to the Conversion Price made following any calculation of such price pursuant to the dispute resolution mechanism set forth in Section 24, setting forth in reasonable detail, and certifying, the calculation of such adjustment, (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

               (b)     Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedules of Buyers attached to the Securities Purchase Agreements); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date. Any amount of Principal or other amounts due under the Transaction Documents, other than Interest, which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fifteen percent (15%) per annum from the date such amount was due until the same is paid in full (“Late Charge”). All payments of any Redemption Price to be made by the Company to the Holder hereunder shall also include payment in respect of any other Obligations then due and owing, including without limitation, Interest thereon.

               (c)     Pro Rata Rights. All payments and/or distributions required to be made by the Company hereunder on a pro rata basis among all holders of the Notes or certain holders of the Notes shall be made simultaneously and ratably among all such holders of Notes or such lesser group of holders of the Notes, as applicable. Notwithstanding anything else contained herein, the Holder retains the sole power with respect to this Note to effect the conversion(s) provided in Section 3 and elect to redeem all or a portion of this Note pursuant to Sections 5(b) and 8, and in no event shall any other Person or Person(s) be able to interfere with or take away any such rights.

          (26)     CANCELLATION. After all the Obligations (excluding any Obligations that are contingent, unmatured or otherwise unknown at the time of payment) at any time owed have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued; provided, however, that any contingent, unmatured or unknown claims arising under the Transaction Documents that are known as of the date of payment or that mature or become known thereafter and which would otherwise be considered Obligations hereunder shall survive the cancellation of this Note.

          (27)     WAIVER OF NOTICE. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreements.

          (28)     GOVERNING LAW; JURISDICTION; JURY TRIAL. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof at the address set forth in Section 9(f) of the Securities Purchase Agreements, or in the case of a transferee of any Note, at such address provided to the Company by such holder at the time of such transfer, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. EACH OF THE COMPANY AND THE HOLDER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (29)     CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

               (a)     “Acquisition” means the acquisition of the Calgon and Healing Gardens brands from Coty, Inc. and certain of its affiliates by Ascendia Brands Co., Inc., and certain of its Affiliates pursuant to that certain Asset Purchase Agreement, dated as of January 17, 2007.

               (b)     “Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person (it being understood that a Person shall be deemed to “control” another Person, for purposes of this definition, if such Person directly or indirectly has the power to direct or cause the direction of the management and policies of such other Person, whether through holding beneficial ownership interests in such other Person, through contracts or otherwise). For the avoidance of doubt, no Watershed Fund shall be deemed an Affiliate of the Company or any of its Subsidiaries in respect of the ownership by one or more of such Watershed Fund’s of Notes, Conversion Shares (as defined in the Watershed Securities Purchase Agreement) and/or Permitted Senior Indebtedness.

               (c)     “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

               (d)     “Authorized Share Stockholder Approval” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (e)     “Authorized Share Stockholder Approval Date” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (f)     “Authorized Share Stockholder Consent” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (g)     “Authorized Share Stockholder Consent Effective Date” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (h)     “Authorized Share Stockholder Meeting Deadline” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (i)     “Bloomberg” means Bloomberg Financial Markets.

               (j)     “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

               (k)     “Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

               (l)     “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

               (m)     “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Eligible Market that is the primary market for such security, as reported by Bloomberg, or, if such Eligible Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if no Eligible Market is the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid

Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

               (n)     “Collateral Agent” shall mean the “Agent” as defined in the Security Agreement.

               (o)     “Common Stock Deemed Outstanding ” means, at any given time, the number of shares of Common Stock outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(a)(i) and 7(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any Common Stock owned or held by or for the account of the Company or issuable upon conversion or exercise, as applicable, of the Notes, the Preferred Shares and the Warrants.

               (p)     “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

               (q)     “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

               (r)     “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market.

               (s)     “Equity Conditions” means that each of the following conditions is satisfied: (i) on each day during the period beginning six months prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), either (x) the Registration Statement filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) all shares of Common Stock issuable upon conversion of the Notes and Preferred Shares and exercise of the Warrants shall be eligible for sale without restriction and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the Equity Conditions Measuring Period, the Common Stock is designated for quotation on the Principal Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market been threatened or pending either (A) in writing by such exchange or market or (B) by falling below the minimum listing maintenance requirements of such exchange or market; (iii) during the one (1) year period ending on and including the date immediately preceding the applicable date of determination, the Company shall have delivered shares of Common stock issuable upon conversion of the Notes to the holders on a timely basis as set forth in Section 3(c)(i) hereof (and analogous provisions under the Other Notes); (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d) hereof and the rules or regulations of the Principal Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated or (B) an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all remaining Registrable Securities in accordance with the terms of the Registration Rights Agreement or (y) any shares of Common Stock issuable upon conversion of the Notes and Preferred Shares and shares of Common Stock issuable upon exercise of the Warrants not to be eligible for sale without restriction pursuant to Rule 144(k) and any applicable state securities laws; (viii) the Company otherwise shall have been in material compliance with and shall not have materially breached any provision, covenant, representation or warranty of any Transaction Document; and (ix) the Transaction Stockholder Approval and the Authorized Share Stockholder Approval shall have been obtained.

               (t)     “Equity Conditions Failure” means that on any determination date from the Optional Redemption Notice Date through and including the Optional Redemption Date, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

               (u)     “Exchange Agreement” means that certain Amendment and Exchange Agreement, dated as of December 27, 2006, by and among the Company, Prencen Lending LLC and Prencen LLC.

               (v)     “Excluded Security” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Notes; (iii) upon exercise of the Existing Stockholder Warrants (as defined in Securities Purchase Agreement); (iv) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Issuance Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Issuance Date; or (v) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant to Section 7(b).

               (w)     “Fundamental Transaction” means that the Company shall (or in the case of clause (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act)), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of either the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

               (x)     “GAAP” means United States generally accepted accounting principles, consistently applied.

               (y)     “Guarantee” means (i) the guarantee of each Subsidiary Guarantor and (ii) each guarantee substantially in the form of Exhibit E-1 and/or Exhibit E-2 to the Prencen Securities Purchase Agreement and in the form of Exhibit D-1 and/or Exhibit D-2 to the Watershed Securities Purchase Agreement made by any other Subsidiary in favor of the holders of the Notes (or the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes) pursuant to Section 15(g), in each case as such agreement may be amended, modified, supplemented or reaffirmed.

               (z)     “Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

               (aa)     “Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to the Holder which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

               (bb)     “Holder Pro Rata Amount” means a fraction (i) the numerator of which is the Principal amount of this Note on the date of determination and (ii) the denominator of which is the aggregate principal amount of all Notes outstanding on such date.

               (cc)     “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “capital leases” in accordance with generally accepted accounting principles (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

               (dd)     “Interest Rate” means, (i) initially, nine percent (9.0%) per annum and (ii) subject to the third sentence of Section 2, (A) in the event that the Company has not obtained the Authorized Share Stockholder Approval by the Authorized Share Stockholder Meeting Deadline, eleven percent (11.0%) and (B) in the event that the Company has not obtained the Authorized Share Stockholder Approval by June 30, 2007, thirteen percent (13.0%), in each case subject to adjustment as provided herein.

               (ee)     “Obligations” means all present and future indebtedness, obligations, and liabilities of the Company and any Subsidiary Guarantor to the Collateral Agent and the holders of the Notes under the Transaction Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 4(a). Without limiting the generality of the foregoing, the Obligations of the Company and each Subsidiary Guarantor under the Notes and the other Transaction Documents include (a) the obligation to pay principal, interest, charges (including Late Charges), expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person thereunder, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that the Collateral Agent or any holder of Notes (in its sole discretion) may elect to pay or advance on behalf of such Person.

               (ff)     “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

               (gg)     “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

               (hh)     “Permitted Financing” means, in one or more transactions, any issuance or sale, or in accordance with Section 7(a), any deemed issuance or sale of Common Stock (i) which issuance or sale does not exceed $5,000,000 in the aggregate, (ii) is at a consideration per share greater than 90% of the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing for any and all transactions and (iii) where if warrants are issued in such Permitted Financing, such warrants are exercisable for not more than 25% of the shares of Common Stock issued or issuable in such Permitted Financing and such warrants have an exercise price that is equal to or greater than the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing.

               (ii)     “Permitted Indebtedness” means (i) prior to the repayment in full of the Permitted Senior Indebtedness, the Permitted Senior Indebtedness and all Indebtedness permitted to exist pursuant to the terms of the Permitted Senior Indebtedness (ii) Indebtedness evidenced by this Note and the Other Notes, (iii) Indebtedness evidenced by the Coty Note (as defined in the Securities Purchase Agreements) and any additional promissory note issued, or any increase in the principal amount of the Coty Note made, in an amount equal to the In-Kind Amount in connection with payment of the Coty Earn-Out Payment (each as defined in the Securities Purchase Agreements), (iv) other unsecured Indebtedness in an aggregate amount not to exceed $20,000,000 outstanding at any time incurred by the Company and/or any of its Subsidiaries that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing, and which Indebtedness does not provide at any time for (1) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (2) total interest and fees at a rate in excess of the Interest Rate hereunder, (v) Indebtedness secured by Permitted Liens, (vi) Indebtedness to trade creditors incurred in the ordinary course of business, and (vii) extensions, refinancings and renewals of any items of Permitted Indebtedness; provided that, the principal amount is not increased or the terms modified to impose more burdensome terms upon the Company or its Subsidiary, as the case may be.

               (jj)     “Permitted Liens” means (A) prior to the repayment in full of the Permitted Senior Indebtedness, the Liens securing the Permitted Senior Indebtedness and all “Permitted Liens” as defined pursuant to the terms of the Permitted Senior Indebtedness and (B) after the Permitted Senior Indebtedness has been repaid in full, (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’

liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens securing the Obligations, (v) Liens (A) upon or on any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (vi) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) and (v) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods and (ix) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(vii).

               (kk)     “Permitted Senior Indebtedness ” means (i) the WFF Facility and (ii) the Watershed Facility.

               (ll)     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

               (mm)     “Preferred Shares” has the meaning ascribed to such term in the Exchange Agreement.

               (nn)     “Prencen Group” means Prencen Lending LLC, Prencen LLC and/or Prencen Capital Management, L.P.

               (oo)     “Prencen Note” means the Note issued pursuant to the Prencen Securities Purchase Agreement.

               (pp)     “Principal Market” means the American Stock Exchange.

               (qq)     “Redemption Notices” means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices, the Holder Optional Redemption Notice and the Optional Redemption Notices and each of the foregoing, individually, a Redemption Notice.

               (rr)     “Redemption Premium” means (i) in the case of the Events of Default described in Section 4(a)(i) - (iv) and (vii) - (xiv), 125% or (ii) in the case of the Events of Default described in Section 4(a)(v) - (vi), 100%.

               (ss)     “Redemption Prices” means, collectively, the Event of Default Redemption Price, Change of Control Redemption Price, the Holder Optional Redemption Price and the Optional Redemption Price and, each of the foregoing, individually, a Redemption Price.

               (tt)     “Registration Rights Agreement” means that certain Registration Rights Agreement dated as of February 9, 2007 by and among the Company and the initial holders of the Notes, as such agreement may be amended, modified or supplemented, relating to, among other things, the registration of the resale of the shares of Common Stock owned by Prencen Lending LLC and the shares of Common Stock issuable upon conversion of the Notes and the Preferred Shares and exercise of the Warrants.

               (uu)     “Required Holders” means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

               (vv)     “SEC” means the United States Securities and Exchange Commission.

               (ww)     “Securities Purchase Agreements” means, collectively, (i) that certain Third Amended and Restated Securities Purchase Agreement dated as of February 9, 2007 by and among the Company, Prencen LLC and Prencen Lending LLC, as the same may be amended, modified or supplemented from time to time (the “Prencen Securities Purchase Agreement”) and (ii) that certain Securities Purchase Agreement dated as of February 9, 2007 by and among the Company, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P., as the same may be amended, modified or supplemented from time to time (the “Watershed Securities Purchase Agreement”).

               (xx)     “Security Agreement” means a Security Agreement made by the Company or any Subsidiary in favor of the Collateral Agent for the benefit of the Collateral Agent and the holders of the Notes, substantially in the form of Exhibit D to the Prencen Securities Purchase Agreement and in the form of Exhibit C to the Watershed Securities Purchase Agreement, as such agreement may be amended, modified, supplemented, securing the Obligations.

               (yy)     “Security Documents” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (zz)     “Subsequent Placement” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (aaa)     “Subsidiary Guarantor” has the meaning ascribed to such term in the Security Documents.

               (bbb)     “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made so long as such entity’s common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

               (ccc)     “Trading Day” means any day on which the Common Stock are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock are then traded; provided that “Trading Day” shall not include any day on which the Common Stock are scheduled to trade on any such exchange or market for less than 4.5 hours or any day that the Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on any such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

               (ddd)     “Transaction Documents” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (eee)     “Transaction Stockholder Approval” has the meaning ascribed to such term in the Securities Purchase Agreements.

               (fff)     “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

               (ggg)     “Warrants” has the meaning ascribed to such term in the Prencen Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

               (hhh)     “Watershed Facility” means the Second Lien Credit Agreement dated as of February 9, 2007 between the Company and each of its Subsidiaries signatory thereto, as borrowers, the lenders signatory thereto, Wells Fargo Foothill, Inc., as the collateral agent, and Watershed Administrative, LLC, as the administrative agent and the documents executed in connection therewith, in each case as such documents may be amended, amended and restated, modified or supplemented from time to time.

               (iii)     “Watershed Notes” means the Notes issued pursuant to the Watershed Securities Purchase Agreement.

               (jjj)     “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Eligible Market that is the primary market for such securities during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Eligible Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such Eligible Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such Eligible Market publicly announces is the official open of trading), and ending at 4:00:00

p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 24. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

               (kkk)     “WFF Facility” means the Credit Agreement dated as of February 9, 2007 between the Company and each of its Subsidiaries signatory thereto, as borrowers, and Wells Fargo Foothill, Inc. (“WFF”) as arranger and administrative agent and the other lenders party thereto and the documents executed in connection therewith, in each case as such documents may be amended, amended and restated, modified or supplemented from time to time.

          (30)     DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information, relating to the Company or its Subsidiaries, the Company shall indicate to the Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

          (31)     USURY SAVINGS CLAUSE. Notwithstanding any other provision herein, the aggregate interest rate charged with respect to the Principal (including any capitalized interest), including all charges or fees in connection therewith deemed in the nature of interest under applicable law, shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Note at any time exceeds the Highest Lawful Rate, the outstanding amount of the Principal shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Note had at all times been in effect. In addition, if when the Conversion Amount is repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Note had at all times been in effect, then to the extent permitted by law, the Company shall pay to the Holder an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Holder and the Company to conform strictly to any applicable usury laws. Accordingly, if the Holder contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at the Holder’s option be applied to the outstanding Conversion Amount or be refunded to the Company.

          (32)     INTERCREDITOR AGREEMENT. This Note is subject to the terms and provisions of the Intercreditor Agreement dated as of February 9, 2007, (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Wells Fargo Foothill, Inc., as First Lien Agent, Wells Fargo Foothill, Inc., as Second Lien Collateral Agent, Watershed Administrative, LLC, as Second Lien Administrative Agent, Wells Fargo Foothill, Inc., as Third Lien Collateral Agent, and Prencen Lending LLC, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P., as Third Lien Lenders and Prencen LLC. In the event of any conflict between the terms of the Intercreditor Agreement and this Note, the terms of the Intercreditor Agreement shall govern and control. For the avoidance of doubt, no payments may be made hereunder to the extent prohibited by the Intercreditor Agreement.

[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date.

ASCENDIA BRANDS, INC.

By:

Name:
Title:

SCHEDULE 15(f)

The stock in and assets of Cenuco, Inc., a Florida corporation, and all assets presently associated with the health and beauty care business outside the United States

EXHIBIT I

ASCENDIA BRANDS, INC.

CONVERSION NOTICE

Reference is made to Secured Convertible Note (the “Note”) issued to the undersigned by Ascendia Brands, Inc. (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the amount of the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”), as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the holder of the Note submitting this Conversion Notice that, after giving effect to the conversion provided for in this Conversion Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 3(d)(i) of the Note.

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:

(if electronic book entry transfer)

Transaction Code Number:

(if electronic book entry transfer)

ACKNOWLEDGMENT

     The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated February 9, 2007 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.

By:

Name:
Title:

EXHIBIT E

REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of February 9, 2007, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the “Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

          WHEREAS:

          A.     In connection with the Second Amended and Restated Securities Purchase Agreement by and among the Company, Prencen Lending LLC, a Delaware limited liability company (“Prencen Lending”), and Prencen LLC, a Delaware limited liability company (the “Equity Investor”, and together with Prencen Lending, the “Original Buyers”), dated as of June 30, 2006 (as amended from time to time in accordance with its terms, the “Original Amended Securities Purchase Agreement”), the Company issued and sold to (i) Prencen Lending, a senior secured convertible note of the Company (as amended from time to time in accordance with its terms, the “Original Note”) which, among other things, is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (as converted, collectively, the “Original Conversion Shares”), and (ii) the Equity Investor, two series of warrants (as amended from time to time in accordance with their terms, the “Warrants”) which are exercisable to purchase shares of Common Stock (as exercised, collectively, the “Warrant Shares”).

          B.     Contemporaneously with the execution and delivery of the Original Securities Purchase Agreement, Steven Bettinger, Jodi Bettinger and the Equity Investor executed and delivered that certain Securities Purchase Agreement, dated as of June 30, 2006 (the “Bettinger Agreement”), whereby the Equity Investor acquired shares of Common Stock (the “Original Bettinger Shares” and such number of Original Bettinger Shares held by the Equity Investor or its affiliates as of the Closing Date, the “Bettinger Shares”).

          C.     The Company and the Original Buyers entered into that certain Amendment and Exchange Agreement, dated as of December 27, 2006 (as amended by Amendment No. 1 to the Amendment and Exchange Agreement, dated as of December 29, 2006, by and among the Company and the Original Buyers, the“Common Exchange Agreement”), pursuant to which the Equity Investor exchanged certain Common Stock of the Company held by the Equity Investor for Series B Convertible Preferred Stock of the Company and Series B-1 Convertible Preferred Stock of the Company (collectively, the “Preferred Shares”) which are, among other things, convertible into Common Stock (as converted, collectively, the “Preferred Conversion Shares”).

          D.     Contemporaneously with the Common Exchange Agreement, the Company and the Original Buyers executed and delivered the Second Amended and Restated Registration Rights Agreement, dated as of December 27, 2006, (the “Existing Registration Rights Agreement”) which amended and restated that certain Amended and Restated Registration Rights Agreement, dated as of August 2, 2006 (as amended prior to the date of the Existing Registration Rights Agreement, the “Original Amended Registration Rights

Agreement”), by and among the Company and the Original Buyers, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

          E.     The Company and the Original Buyers entered into that certain Amendment Agreement, dated as of December 30, 2006 (the “Note Amendment Agreement”), whereby, among other things, the Company amended and restated the Original Note and issued to Prencen Lending an Amended and Restated Senior Secured Convertible Note (the “Amended Note”).

          F.     The Company has authorized a new series of secured convertible notes of the Company to be issued in accordance with each of the Securities Purchase Agreements (as defined below).

          G.     Contemporaneously herewith, the Company and the Original Buyers are entering into that certain Third Amended and Restated Securities Purchase Agreement of even date herewith (the “Prencen Securities Purchase Agreement”), which will amend and restate the Second Amended and Restated Securities Purchase Agreement, pursuant to which the Company will redeem a portion of the Amended Note and the remaining $76,000,000 in principal amount of the Amended Note will be surrendered and cancelled in exchange for the Company issuing to Prencen Lending a new series of secured convertible notes of the Company (the “Prencen Notes”) which, among other things, will be convertible into shares of Common Stock in accordance with the terms of the Prencen Notes (as converted, collectively, the “Prencen Conversion Shares”) and issued to Prencen Lending under the terms and conditions of the Prencen Securities Purchase Agreement.

          H.     Contemporaneously herewith, the Company, Watershed Capital Partners, L.P. (“WCP”) and Watershed Capital Institutional Partners, L.P. (together with WCP, “Watershed”) are entering into that certain Securities Purchase Agreement of even date herewith (the “Watershed Securities Purchase Agreement”, and together with the Prencen Securities Purchase Agreement, the “Securities Purchase Agreements”), pursuant to which the Company will issue and sell to Watershed, a new series of secured convertible notes of the Company (the “Watershed Notes”, and together with the Prencen Notes, the “Notes”) which, among other things, will be convertible into shares of Common Stock in accordance with the terms of the Watershed Notes (as converted, collectively, the “Watershed Conversion Shares”, and together with the Prencen Conversion Shares, the “Conversion Shares”). The terms and provisions of the Watershed Notes and the Prencen Notes are substantially identical except for the right of Special Redemption (as defined in the Prencen Notes) as set forth in Section 9(b) of the Prencen Notes.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

     1.     Definitions.

          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreements. As used in this Agreement, the following terms shall have the following meanings:

               a.     “Additional Effective Date” means the date the applicable Additional Registration Statement is declared effective by the SEC.

               b.     “Additional Effectiveness Deadline” means the date which is 60 days after the applicable Additional Filing Deadline for the applicable Additional Registration Statement, or if there is a full review of such Additional Registration Statement by the SEC, 90 days after the applicable Additional Filing Deadline for such Additional Registration Statement.

               c.     “Additional Filing Date” means the date on which the applicable Additional Registration Statement is filed with the SEC.

               d.     “Additional Filing Deadline” means the earlier of (i) six (6) months from the Effectiveness Date of the immediately preceding Registration Statement filed hereunder and (ii) the first date on which the SEC shall permit, or not object to, the filing of any Additional Registration Statement.

               e.     “Additional Registrable Securities” means (i) any Cutback Shares not previously included on a Registration Statement hereunder and (ii) any share capital of the Company issued or issuable with respect to the Cutback Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion of the Notes or Preferred Shares or exercise of the Warrants.

               f.     “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

               g.     “Additional Required Registration Amount” means all of the Cutback Shares not previously included on a Registration Statement, subject to adjustment as provided in Section 2.2(e), without regard to any limitations on conversion of the Notes or Preferred Shares or exercise of the Warrants.

               h.     “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

               i.     “Closing Date” shall have the meaning set forth in the Prencen Securities Purchase Agreement (which is identical to the Closing Date in the Watershed Securities Purchase Agreement).

               j.     “Cutback Shares” means any of the Initial Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC.

               k.      “Demand Registration” shall mean a registration required to be effected by the Company pursuant to Section 2.1.

               l.      “Demand Registration Statement” shall mean a registration statement of the Company which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2.1 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

               m.      “Effective Date” means the Initial Effective Date or the Additional Effective Date, as applicable.

               n.      “Effectiveness Deadline” means the Initial Effectiveness Deadline or the Additional Effectiveness Deadline, as applicable.

               o.      “Filing Date” means the Initial Filing Date or the Additional Filing Date, as applicable.

               p.      “Filing Deadline” means the Initial Filing Deadline or the Additional Filing Deadline, as applicable.

               q.      “Holder” means any holder of Registrable Securities.

               r.      “Holders’ Counsel” shall mean, in the case of a Demand Registration, one firm of counsel (per registration) to the Holders of Registrable Securities participating in such registration, which counsel shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request.

               s.      “Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

               t.      “Initial Effectiveness Deadline” means the date which is (i) in the event the Registration Statement is not subject to a full review by the SEC, 60 days after the Initial Filing Deadline or (ii) in the event the Registration Statement is subject to a full review by the SEC, 90 days after the Initial Filing Deadline.

               u.      “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

               v.      “Initial Filing Deadline” means June 30, 2007.

               w.      “Initial Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the New Conversion Shares, (iii) the Preferred Conversion Shares issued or issuable upon conversion of the Preferred Shares, (iv) the

Warrant Shares issued or issuable upon exercise of the Warrants, (v) the Bettinger Shares, (vi) any Common Stock currently held or subsequently acquired by the Buyers, and (vii) any capital stock of the Company issued or issuable, with respect to the Notes, the New Securities, the New Conversion Shares, the Preferred Shares, the Conversion Shares, the Preferred Conversion Shares, the Warrant Shares, the Bettinger Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event, without regard to any limitations on conversion of the Notes or the Preferred Shares and/or exercise of the Warrants, in each case other than Cutback Shares.

               x.      “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

               y.      “Initial Required Registration Amount” means 130% of the sum of (i) the maximum number of Conversion Shares issued or issuable pursuant to the Notes, as of the trading day immediately preceding the applicable date of determination, (ii) the maximum number of Preferred Conversion Shares issued or issuable pursuant to the Preferred Shares, as of the trading day immediately preceding the applicable date of determination, (iii) the number of Bettinger Shares and (iv) the maximum number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination (subject to adjustment for stock splits and stock dividends and without regard to any limitations on conversion of the Notes or Preferred Shares or the exercise of the Warrants), all subject to adjustment as provided in Section 2.2 (e), in each case other than Cutback Shares.

               z.      “Initiating Holders” shall mean, with respect to a particular registration, the Holders who initiated the Request for such registration.

               aa.      “Investor” means a Buyer or any transferee or assignee of the Notes, Preferred Shares, Bettinger Shares or Warrants, as applicable, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of the Notes, Preferred Shares, Bettinger Shares or Warrants, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

               bb.      “New Conversion Shares” means the shares of the Company’s Common Stock issued or issuable upon conversion of the New Securities.

               cc.      “New Securities” shall have the meaning given to such term in the Notes.

               dd.      “Noteholders” means the holders of the Notes, the Conversion Shares, the New Securities and/or the New Conversion Shares that are party hereto or who have agreed to become bound by the provisions of this Agreement in accordance with Section 9.

               ee.      “Other Investors” shall have the meaning set forth in section 2.2(c).

               ff.      “Other Investor Percentage” means the percentage determined by dividing the number of Other Registrable Securities held by such Other Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by such Other Investor) by the aggregate of the number of Other Regstrable Securities and Registrable Securities held by the Other Investors and the Investors (each on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party).

               gg.      “Other Registrable Securities” shall have the meaning set forth in Section 2.2(c).

               hh.      “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and/or a government or any department or agency thereof.

               ii.      “register,” “ registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

               jj.      “Registration Expenses” shall mean any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, NASD and other registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange (including fees and disbursements of counsel in connection with such compliance and the preparation of a blue sky memorandum and legal investment survey), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering any Registration Statement, any prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company, (v) the fees and disbursements of Holders’ Counsel, (vi) the fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letters) and the fees and expenses of other Persons, including experts, retained by the Company, (vii) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (ix) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered; provided, however, Registration Expenses shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities; and provided further, that in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event; and provided, further, that in the event the Company shall, in accordance with Section 2.2 or Section 3(r) hereof, not register any securities with respect to which it had given written notice of its intention to register to Holders, notwithstanding anything to the contrary in the foregoing, all of the costs incurred by such Holders in connection with such registration shall be deemed to be Registration Expenses.

               kk.      “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

               ll.      “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

               mm.      “Request” shall have the meaning set forth in Section 2.1(a).

               nn.      “Required Holders” means the holders of at least a majority of the Registrable Securities.

               oo.      “Required Holders of the Registration” shall mean, with respect to a particular registration, one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities to be included in such registration.

               pp.      “Required Registration Amount ” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

               qq.      “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

               rr.      “SEC” means the United States Securities and Exchange Commission.

               ss.      “Underwriters” shall mean the underwriters, if any, of the offering being registered under the Securities Act.

               tt.      “Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

               uu.      “Withdrawn Demand Registration” shall have the meaning set forth in Section 2.1(a).

               vv.      “Withdrawn Request” shall have the meaning set forth in Section 2.1(a).

     2.      Registration.

          2.1      Demand Registration

               a.      Right to Demand Registration. (i) Subject to Section 2.1(c), at any time or from time to time after the date that is nine (9) months after the Closing Date, the Required Holders shall have the right to request in writing that the Company register all or part of such Required Holders’ Registrable Securities (a “Request”) by filing with the SEC a Demand Registration Statement.

                    (1)      Each Request shall specify the amount of Registrable Securities intended to be disposed of by such Holders and the intended method of disposition thereof.

                    (2)      As promptly as practicable, but no later than 10 days after receipt of a Request, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and the Other Investors.

                    (3)      Subject to Section 2.1(b), the Company shall include in a Demand Registration (i) the Registrable Securities intended to be disposed of by the Initiating Holders, (ii) the Registrable Securities intended to be disposed of by any other Holder which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company and (iii) the Other Registrable Securities intended to be disposed of by any Other Investor which shall have made a written request (which request shall specify the amount of Other Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company.

                    (4)      Right to Demand Registration. The Company, as expeditiously as possible following a Request, shall use its best efforts to cause to be filed with the SEC a Demand Registration Statement providing for the registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Request or further requests.

                    (5)      The Company shall use its best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Demand Registration Statement; provided, such period need not extend beyond nine months after the effective date of the Demand Registration Statement; and provided, further, that with respect to any Demand Registration Statement, such period need not extend beyond the Registration Period, and which period, in any event, shall terminate when all Registrable Securities covered by such Demand Registration Statement have been sold (but not before the expiration of the 90 day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) (the “Demand Registration Period”).

          (ii)      A Request may be withdrawn prior to the filing of the Demand Registration Statement by the Required Holders of the Registration (a “Withdrawn Request”) and a Demand Registration Statement may be withdrawn prior to the effectiveness thereof by the Required Holders of the Registration (a “Withdrawn Demand Registration”) and such withdrawals shall be treated as a Demand Registration which shall have been effected pursuant to this Section 2.1, unless the Required Holders of Registrable Securities to be included in such Registration Statement reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration Statement (to the extent actually incurred); provided; however, that if a Withdrawn Request or Withdrawn Demand Registration is made because of a material adverse change in the business or financial condition of the Company, then such withdrawal shall not be treated as a Demand Registration effected pursuant to this Section 2.1 (and shall not be counted toward the number of Demand Registrations to which such Holders are entitled), and the Company shall pay all Registration Expenses in connection therewith. Any Holder requesting inclusion in a Demand Registration may, at any time prior to the effective date of the Demand Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

          (iii)      The registration rights granted pursuant to the provisions of this Section 2.1 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

          b.      Priority in Demand Registrations. If a Demand Registration involves an Underwritten Offering, and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities and Other Registrable Securities, if any, requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Required Holders of the Registration (such writing to state the basis of such opinion and the approximate number of Registrable Securities and Other Registrable Securities which may be included in such offering), the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, the Registrable Securities and Other Registrable Securities requested to be included in the Demand Registration by the Holders and the Other Investors allocated (x) first among the Noteholders and the Other Investors, (I) with the Other Investors being entitled to the Other Investor Percentage of such Demand Registration and (II) with the Noteholders dividing the remainder of such Demand Registration pro rata based on the number of (i) Conversion Shares and New Conversion Shares issued or issuable upon conversion of the Notes and the New Securities, respectively, held by each Noteholder and (ii) shares of any capital stock of the Company issued or issuable, with respect to Notes held by each Noteholder (the “Note Registrable Securities”) as adjusted to be in proportion to the number of Note Registrable Securities requested to be included in such Demand Registration by each of them (on an as converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by any such party) and (y)

second, to the extent to which any shares remain after all of the Note Registrable Securities requested to be included in such Demand Registration are covered by such Registration Statement, pro rata among the Investors and the Other Investors based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities held by each Investor and Other Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party). In the event the Company shall not, by virtue of this Section 2.1(b), include in any Demand Registration all of the Registrable Securities of any Holder requesting to be included in such Demand Registration, such Holder, upon written notice to the Company given within five days of the time such Holder first is notified of such matter, may reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing and the Other Investors shall be entitled to a corresponding increase in the amount of Registrable Securities or Other Registrable Securities, as applicable, to be included in such Demand Registration.

          c.      Limitations on Registrations. The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 2.1(a) are subject to the following limitations:

               (1)      in no event shall the Company be required to effect a Demand Registration unless the reasonably anticipated aggregate offering price to the public of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be at least $5,000,000;

               (2)      in no event shall the Company be required to effect a Demand Registration prior to 91 calendar days after a prior Demand Registration Statement is declared effective by the SEC; and

               (3)      in no event shall the Company be required to effect a Demand Registration at any time during the period commencing with the filing of the Initial Registration Statement or the Additional Registration Statement with the SEC and ending with the earlier of (x) the effectiveness of the Initial Registration Statement or the Additional Registration Statement, as applicable, and (y) the applicable Effectiveness Deadline.

               (4)      in no event shall the Company be required to effect, in the aggregate, more than three Demand Registrations; provided, however, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration the number of Registrable Securities requested to be registered by the Holders by reason of Section 2.1(b).

          d.      Underwriting.

                    (1)      Selection of Underwriters. Notwithstanding anything to the contrary contained in Section 2.1(a), if the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten Offering; and such Initiating Holders may require that all Persons (including other Holders) participating in such registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to the Initiating Holders. If any Demand Registration involves an Underwritten Offering, the sole or managing Underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Holders holding a majority of the Registrable Securities (so long as such Underwriter is not affiliated with any such majority holders) for which registration was requested in the Request, subject to the approval of the Company (such approval not to be unreasonably withheld or delayed).

                    (2)      Underwriting Agreements. If requested by the sole or lead managing Underwriter for any Underwritten Offering effected pursuant to a Demand Registration the Company shall enter into a customary underwriting agreement with the Underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Required Holders of the Registration.

                    (3)      Holders of Registrable Securities to be Parties to Underwriting Agreement. The Holders of Registrable Securities to be distributed by Underwriters in an Underwritten Offering contemplated by Section 2.1(a) shall be parties to the underwriting agreement between the Company and such Underwriters and may, at such Holders’ option, require that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. No Holder shall be required to make any representations or warranties to, or agreements with, the Company or the Underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities and such Holder’s intended method of disposition.

                    (4)      Participation in Underwritten Registration. Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its securities on the same terms and conditions provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents customary for such an offering and reasonably required under the terms of such underwriting arrangements.

                    (5)      In no event shall the Company be required to effect more than three Underwritten Offerings.

          e.      Registration of Other Securities. Whenever the Company shall effect a Demand Registration, no securities other than the Registrable Securities and Other Registrable Securities shall be covered by such registration unless (a) the Required Holders of the Registration shall have consented in writing to the inclusion of such other securities and (b) no holder of Registrable Securities is unable to include any of its Registrable Securities requested for inclusion in such registration by reason of Section 2.1(b).

          f.      Effective Registration Statement; Suspension. A Demand Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement for the Demand Registration Period, (ii) if the offering of any Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach or failure by the Holders of Registrable Securities or are not otherwise waived.

          g.      Other Registrations. During the period (i) beginning on the date of a Request and (ii) ending on the date that is 90 days after the date that a Demand Registration Statement filed pursuant to such Request has been declared effective by the SEC or, if the Required Holders of the Registration shall withdraw such Request or such Demand Registration Statement, on the date of such Withdrawn Request or such Withdrawn Registration Statement, the Company shall not, without the consent of the Required Holders of the Registration, file a registration statement pertaining to any other securities of the Company (other than a registration relating solely to the sale of securities to participants in a Company employee stock or similar plan on Form S-8).

          h.      Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, and (ii) which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration. The Company agrees to include in any such Registration Statement all information which any selling Investor Holder, upon advice of counsel, shall reasonably request.

          2.2      Required Registration.

               a.      Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2.2(e). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the lesser of (x) the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC and (y) the maximum number of shares of Common Stock of the Company permitted to be registered therein by the staff of the SEC. The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

               b.      Additional Mandatory Registrations. To the extent that all the Registrable Securities have not been previously registered on a Registration Statement hereunder, the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2.2(e). Each Additional Registration Statement prepared pursuant hereto shall register for resale the lesser of (x) the Additional Required Registration Amount determined as of the date the applicable Additional Registration Statement is initially filed with the SEC and (y) the maximum number of shares of Common Stock of the Company permitted to be registered therein by the staff of the SEC. Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B, provided that, subject to Section 3(c), the information to be included in the Selling Stockholders section which relates to a Holder shall be subject to the approval of such Holder, and the Company shall make any changes to such section and the Plan of Distribution section that are reasonably requested by such Holder. The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline for such Additional Registration Statement. By 9:30 a.m. on the Business Day following each Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement. To the extent the staff of the SEC does not permit all previously unregistered Additional Registrable Securities to be registered on any Additional Registration Statement, the Company successively shall file Additional Registration Statements in accordance with the terms of this Section 2.2(b) until such time as all Registrable Securities hereunder have been registered with the SEC.

               c.      Allocation of Registrable Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders except for the securities required to be registered by the Company pursuant to the Coty Registration Rights Agreement (as defined in the Securities Purchase Agreement) (such additional securities required to be registered pursuant to the Coty Registration Rights Agreement, the “Other Registrable Securities”, and the registered holders of such Other Registrable Securities, the “Other Investors”). The initial number of Registrable Securities and Other Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities or Other Registrable Securities included therein shall first be allocated among the Other Investors and the Noteholders (x) with the Other Investors being entitled to the Other Investor Percentage of such number of Registrable Securities and Other Registrable Securities and (y) with the Noteholders dividing the remainder of such number of Registrable Securities and Other Registrable Securities pro rata based on the number of Note Registrable Securities held by each Noteholder at the time the Registration Statement covering such initial number of Registrable Securities and Other

Registrable Securities or increase thereof is declared effective by the SEC, and any of such number of Registrable Securities and Other Registrable Securities included in such Registration Statement and any increase in such number of Registrable Securities or Other Registrable Securities included therein that remains after all of the Note Registrable Securities are covered by such Registration Statement shall then be allocated pro rata among the Investors and the Other Investors based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities held by each Investor and Other Investor at the time such Registration Statement is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities or Other Registrable Securities covered by such Registration Statement shall first be allocated to the remaining Noteholders, pro rata based on the number of Note Registrable Securities then held by such Noteholders which are covered by such Registration Statement, and any such shares of Common Stock to be reallocated that remain after all of the Note Registrable Securities are covered by such Registration Statement shall then be allocated to the remaining Investors and Other Investors, pro rata based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities then held by such Investors and Other Investors which are covered by such Registration Statement. If the SEC requires that the Company register less than the amount of shares of Common Stock originally included on any Registration Statement at the time it was filed, first the Registrable Securities (other than Note Registrable Securities) on such registration statement and any other securities allowed to be registered on such Registration Statement (in accordance with this paragraph) shall be decreased on a pro rata basis, and then if any additional shares of Common Stock need to be decreased, the Note Registrable Securities shall be decreased on a pro rata basis.

               d.      Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in regards to the performance of the Company’s obligations under this Agreement.

               e.      Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

               f.      Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2.2(a) or 2.2(b) is insufficient to cover all of the Registrable Securities required to be covered by such Registration

Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2.2(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the Preferred Shares or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Notes), that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificates of Designations (as defined in the Common Exchange Agreement)) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the applicable Warrant).

               g.      Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) filed with the SEC but not declared effective by the SEC on or before the applicable Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Investor which holds Notes an amount in cash equal to two percent (2.0%) of the aggregate principal amount of the Notes held by such Investor immediately following the Closing Date on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which an Investor shall be entitled pursuant to this Section 2.2(g) are referred to herein as “Registration Delay Payments.” For the avoidance of doubt, no Registration Delay Payments may be made unless specifically allowed by the Intercreditor Agreement. Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of two percent (2.0%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the Securities Purchase Agreements to the contrary, (i) no Registration Delay Payments shall be due and payable with respect to the Warrants or the Warrant Shares and (ii) in no event shall the aggregate amount of Registration Delay Payments (other than Registration Delay Payments payable pursuant to events that are within the control of the Company) exceed, in the aggregate, 10% of the aggregate principal amount of the Notes issued on the Closing Date pursuant to the Securities Purchase Agreements.

          2.3      Piggyback Registration.

               a.      Piggyback Rights. If the Company proposes to file a registration statement with the Commission with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, on convertible into, equity securities, for its own account or for the account of any stockholder of the Company (other than a registration statement on Form S-4 or Form S-8 or their successors or any other form for a limited similar purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another Person), the Company shall, at least thirty days prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of any Holder or Holders given within twenty days of the receipt of such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use its best efforts to cause the Registrable Securities that such Holder or Holders request the Company to register to be included in such registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters (if any) of a proposed Underwritten Offering to permit such Registrable Securities to be included in such registration on the same terms and conditions as any similar securities of the Company, in each case to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.3 without obligation to the Holders (any such registration statement which includes Registrable Securities, a “Piggy-Back Registration Statement”).

               b.      Underwritten Offerings. In connection with any Underwritten Offering under this Section 2.3 (but not including Underwritten Offerings under Section 2.1), the notice to the Holders shall state whether such offering is an Underwritten Offering and the Company shall not be required to include any Registrable Securities in such Underwriting Offering unless the Holders requesting inclusion of such Registrable Securities accept the terms of the underwriting as reasonably agreed upon between the Company and the managing Underwriter or Underwriters, selected by the Company. Each Holder that has requested that Registrable Securities held by it be included in such Registration Statement shall (together with the Company and the other Holders distributing the securities through such underwriting) enter into such underwriting agreement as reasonably agreed upon between the Company and the managing Underwriter or Underwriters. In connection with any Underwritten Offering under this Section 2.3 (but not including Underwritten Offerings under Section 2.1), if in the reasonable and good faith opinion of the managing Underwriter or Underwriters, the registration of all, or part of, the Registrable Securities requested to be included in such registration and any other securities to be included in such registration jeopardize the success of the offering by the Company or the holders of securities initiating such registration (the “Demanding Holders”), then: (i) in the case of an Underwritten Offering by the Company, (A) the Company shall not be cutback and (B) the Registrable Securities (other than Note Registrable Securities) and any amount of Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights shall be reduced first pro rata (on an as-converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party) in accordance with the number of securities that each such Person has requested be included in the registration, regardless of the number of securities held by each such Person, and to the extent all of the Registrable Securities (other than Note Registrable Securities) and any amount of Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights have been eliminated, then the Note Registrable Securities and Other Registrable Securities shall be reduced (x) with the Other Investors being entitled to Other Investor Percentage of such remaining number of Registrable Securities and Other Registrable Securities and (y) with the Noteholders dividing the remainder of such remaining number of Registrable Securities and Other Registrable Securities pro rata (on an as-converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by such Noteholder) in accordance with the number of Note Registrable Securities that such Noteholder has requested be included in the registration, regardless of the number of Note Registrable Securities held by each Noteholder (ii) in the case of an Underwritten Offering by a Demanding Holder, (A) the Demanding Holder (and other parties that are subject to the same registration rights agreement with such Demanding Holder) shall not be cutback and (B) the Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights shall be reduced first pro rata (on an as-converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party) in accordance with the number of securities that each such Person has requested be included in the registration, regardless of the number of securities held by each such Person, and to the extent all of the Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights have been eliminated, then the Note Registrable Securities and Other Registrable Securities shall be reduced (x) with regard to the Other Investors, based on the Other Investor Percentage and (y) with regard to the Noteholders pro rata (on an as-converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by such Noteholder) in accordance with the number of Note Registrable Securities that such Noteholder has requested be included in the registration, regardless of the number of Note Registrable Securities held by each Noteholder. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing Underwriter.

     3.      Related Obligations.

          At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.1 or 2.2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

               a.      The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). Subject to Allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act and (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval shall be sought within one day), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.

               b.      The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, or Form 10-QSB, Form 10-K, or Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

               c.      The Company shall (A) permit Legal Counsel and the Investors to review and comment upon (i) a Registration Statement at least seven (7) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or Form 10-QSB, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) incorporate any reasonable comments (such comments to be reasonably drafted by Legal Counsel and such Investors, as applicable) of Legal Counsel that are received by the Company by no later than 5:00 p.m. New York City time, two (2) Business Days prior to their filing with the SEC into any Registration Statement or amendment or supplement thereto. In the event that Legal Counsel or such Investors do not provide comments within the time provided, the Company shall not be obligated to incorporate any such comments. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld and shall be provided within two (2) Business Days of the Company’s written request for such approval; provided, that, if such approval is not provided within such two (2) Business Day period, the Effectiveness Deadline shall be extended until such time as such approval is provided by Legal Counsel. The Company shall furnish to Legal Counsel and the Investors, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii)  promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

               d.      The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time and/or in order to facilitate the disposition of the Registrable Securities owned by such Investor.

               e.      The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

               f.      The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement is appropriate.

               g.      The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

               h.      If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

               i.      If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) any such Investor, (ii) Legal Counsel and/or other counsel to such Investor (if requested by such Investor and if other than Legal Counsel at such Investor’s expense) and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any confidentiality agreement entered into among the parties thereto. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

               j.      The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               k.      The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, or (ii) if such listing is unavailable, secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on The NASDAQ Global Market, or (iii) if, despite the Company’s best efforts to satisfy the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The NASDAQ Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

               l.      The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend after such time as a Registration Statement covering such Registrable Securities is effective) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

               m.      If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make appropriate and reasonable amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities including without limitation those needed to correct any misstatements or omissions therein.

               n.      The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

               o.      The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of the Registration Statement.

               p.      The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

               q.      Within two (2) Business Days after a Registration Statement that covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC substantially in the form attached hereto as Exhibit A.

               r.      Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive Business Days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) Business Days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreements in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

               s.      Notwithstanding anything to the contrary herein, if, at any time or time after the Initial Effective Date, a Demand Registration Statement is filed pursuant to Section 2.1(a) or a Piggy-Back Registration Statement is filed pursuant to Section 2.3 and the Company is required by the SEC to withdraw the Initial Registration Statement in order for such Demand Registration Statement or Piggy-Back Registration Statement, as applicable, to be declared effective by the SEC, the Company may withdraw the Initial Registration Statement without penalty under any provision of this agreement, including, without limitation, Section 2.2(g), provided that after the Effective Date of such Demand Registration Statement or Piggy-Back Registration Statement, as applicable, or if such Demand Registration becomes a Withdrawn Demand Registration, the Piggy-Back Registration Statement is withdrawn, or the Registrable Securities covered by such Piggy-Back Registration Statement are withdrawn from such Piggy-Back Registration Statement, the Company shall file an Additional Registration Statement in accordance with Section 2.2(b).

     4.      Obligations of the Investors.

               a.      At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor to comply with the registration requirements of the SEC and the 1933 Act if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement and such Investor shall furnish such information by no later than 5:00 p.m. New York City time at least three (3) Business Days prior to the intended filing date. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of any registration of such Registrable Securities and shall execute such documents in connection with such registration as are customary and that the Company may reasonably request.

               b.      Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

               c.      Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by the first sentence of 3(f) or receipt of notice that no supplement or amendment is required or the event contemplated by Section 3(g) is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreements in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

               d.      Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     5.      Expenses of Registration.

          The Company shall pay all Registration Expenses in connection with any Registration Statement hereunder, whether or not such registration shall become effective or is withdrawn and whether or not any or all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration. In addition to the foregoing, the Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with the registration, filing or qualification pursuant to Sections 2.2 and 3 of this Agreement which amount shall be limited to $15,000 per Registration Statement.

     6.      Indemnification.

          In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               a.      To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls, any such Person within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are alleged to arise under or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post- effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to section 3(d) and (ii)

shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

               b.      In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of the Company’s directors, each of the Company’s officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor (and not for any Violation by any other Person) expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall only be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Investor pursuant to Section 9.

               c.      Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, Claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

               d.      No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

               e.      The indemnification required by this Section 6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

               f.      The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.      Contribution.

          To the extent any indemnification by an indemnifying party pursuant to Section 6 is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities that is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any Investor that sells Registrable Securities shall be limited in amount to the net amount of proceeds received by such Investor from the sale of such Registrable Securities pursuant to such Registration Statement.

     8.      Reports Under the 1934 Act.

          With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

               a.      make and keep public information available, as those terms are understood and defined in Rule 144;

               b.      file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of each of the Securities Purchase Agreements) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

               c.      furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

     9.      Assignment of Registration Rights.

          The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company (and for the benefit of the other parties hereto) to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreements.

     10.      Amendment of Registration Rights.

          Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance but not retroactively), only with the written consent of the Company and the Required Holders; provided that no provision related to the allocation of shares of Common Stock available under any Registration Statement or the priority such holder has to include its Registrable Securities under any Registration Statement shall be amended without the consent of all of the Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor (and its successors and permitted assigns) and the Company (and its successors or permitted assigns). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also paid pro rata all of the Investors, for such amendment, consent, waiver or modification. The Company shall not be permitted to assign its rights or obligations under this Agreement (except pursuant to a Fundamental Transaction and so long as in connection therewith the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants).

     11.      Miscellaneous.

               a.      A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

               b.      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:

               Ascendia Brands, Inc.

               100 American Metro Boulevard
               Suite 108
               Hamilton, NJ 08619
               Telephone:  (609) 219-0930
               Facsimile: (609) 219-1238
               Email: asheldrick@ascendiabrands.com
               Attention: General Counsel

          With a copy (for informational purposes only) to:

               Kramer Levin Naftalis & Frankel LLP

               1177 Avenue of the Americas
               New York, New York 10036
               Telephone: (212) 715-9100
               Facsimile: (212) 715-9121
               Email: Tballiett@kramerlevin.com
               Attention: Thomas D. Balliett, Esq.

          If to the Transfer Agent:

               American Stock Transfer & Trust Co.

               6201 15th Avenue
               Brooklyn, NY 11219
               Attention: Joe Wolf, Vice President
               Telephone: (718) 921-8143
               Facsimile: (718) 921-8116

          If to Legal Counsel:

               Schulte Roth & Zabel LLP

               919 Third Avenue
               New York, New York 10022
               Telephone: (212) 756-2000
               Facsimile: (212) 593-5955
               Email: ele.klein@srz.com
               Attention: Eleazer N. Klein, Esq.

          If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto (as updated from time to time), with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or confirmation of email delivery or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

               c.      Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               d.      All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the

State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               e.      This Agreement, the other Transaction Documents (as defined in each of the Securities Purchase Agreements) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

               f.      Subject to the requirements of Section 9 and the following sentence, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. The Company shall not be permitted to assign its rights or obligations under this Agreement.

               g.      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               h.      This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               i.      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               j.      All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

               k.      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

               l.      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

               m.      The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor or any other Person, and no provision of this Agreement is intended to impose any obligations on any Investor with respect to any obligation of any other Investor or any other Person. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

               n.      SUBORDINATION. THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 9, 2007 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, WELLS FARGO FOOTHILL, INC., AS SECOND LIEN COLLATERAL AGENT, WATERSHED ADMINISTRATIVE, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, WELLS FARGO FOOTHILL, INC., AS THIRD LIEN COLLATERAL AGENT, AND PRENCEN LENDING LLC, WATERSHED CAPITAL PARTNERS, L.P., AND WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., AS THIRD LIEN LENDERS, AND PRENCEN LLC. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

* * * * * *

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.

By:	/s/ Joseph A. Falsetti
Name: Joseph A. Falsetti
Title: President & Chief Executive Officer

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LLC
By:	Prentice Capital Management, LP, as Manager

By:	/s/ Mathew Hoffman
Name: Mathew Hoffman
Title: General Counsel

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LENDING LLC,
By:	Prentice Capital Management, LP, as Manager

By:	/s/ Mathew Hoffman
Name: Mathew Hoffman
Title: General Counsel

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

WATERSHED CAPITAL PARTNERS, L.P.,
By:	WS Partners, L.L.C., as General Partner

By:	/s/ Meridee A. Moore
Name: Meridee A. Moore
Title: Senior Managing Member

           IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.,
By:	WS Partners, L.L.C., as General Partner

By:	/s/ Meridee A. Moore
Name: Meridee A. Moore
Title: Senior Managing Member

SCHEDULE OF BUYERS

Buyer	Buyer Address and Facsimile Number	Buyer’s Representative’s Address and Facsimile Number
Prencen LLC	c/o Prentice Capital Management, LP
623 Fifth Avenue,
32nd Floor
New York, NY 10022
Facsimile: (212) 756-1480
Telephone: (212)-756-8045
Attention: Michael Weiss
                  Mathew Hoffman
Email: MichaelW@prenticecapital.com
	Matth@prenticecapital.com	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2000 Email: ele.klein@srz.com

Prencen Lending LLC	c/o Prentice Capital Management, LP
623 Fifth Avenue,
32nd Floor
New York, NY 10022
Facsimile: (212) 756-1480
Telephone: (212) 756-8045
Attention: Michael Weiss
                    Mathew Hoffman
Email: MichaelW@prenticecapital.com
	Matth@prenticecapital.com	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: ele.klein@srz.com

Watershed Capital Partners, L.P.	c/o Watershed Administrative, LLC
One Maritime Plaza, Suite 1525
San Francisco, California 94111
Facsimile: (415) 391-3919
Telephone: (415) 391-8900
Attention: Christina Hwang
                    Erin Ross, Esq.
Email: chwang@wcap.com
	eross@wcap.com	Richards Kibbe & Orbe LLP One World Financial Center New York, New York 10281 Facsimile: (212) 530-1801 Telephone: (212) 530-1800 Attention: William Orbe, Esq. Email: worbe@rkollp.com

Watershed Capital Institutional Partners, L.P.	c/o Watershed Administrative, LLC
One Maritime Plaza, Suite 1525
San Francisco, California 94111
Facsimile: (415) 391-3919
Telephone: (415) 391-8900
Attention: Christina Hwang
                    Erin Ross, Esq.
Email: chwang@wcap.com
	eross@wcap.com	Richards Kibbe & Orbe LLP One World Financial Center New York, New York 10281 Facsimile: (212) 530-1801 Telephone: (212) 530-1800 Attention: William Orbe, Esq. Email: worbe@rkollp.com

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219
Attention: Joe Wolf, Vice President

                    Re:      ASCENDIA BRANDS, INC.

Ladies and Gentlemen:

          [We are][I am] counsel to Ascendia Brands, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with (i) that certain Third Amended and Restated Securities Purchase Agreement, dated February 9, 2007 (as amended from time to time, the “Prencen Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Prencen Holders”) pursuant to which the Company issued to Prencen Lending LLC, a Prencen Holder, notes (the “Prencen Notes”) convertible into shares of the Company’s common stock, $0.001 par value (the “Common Stock”), (ii) that certain Securities Purchase Agreement (as amended from time to time, the “Watershed Securities Purchase Agreement”, and together with the Prencen Securities Purchase Agreement, the “Securities Purchase Agreements”), dated February 9, 2007, entered into by and among the Company and the buyers named therein (the “Watershed Holders”, and together with the Prencen Holders, the “Holders”) pursuant to which the Company issued to the Watershed Holders notes (the “Watershed Notes” and together with the Prencen Notes, the “ Notes”) convertible into shares of Common Stock and (iii) that certain Amendment and Exchange Agreement, dated December 27, 2006, as amended from time to time, entered into by and among the Company and the Prencen Holders pursuant to which the Company issued to Prencen LLC, a Prencen Holder, shares of Series B Convertible Preferred Stock of the Company and shares of Series B-1 Convertible Preferred Stock of the Company (collectively, the “Preferred Shares”) convertible into shares of Common Stock. Pursuant to the Securities Purchase Agreements, the Company also has entered into a Registration Rights Agreement, dated February 9, 2007, as amended from time to time, with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, the Bettinger Shares (as defined in the Registration Rights Agreement), the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

          In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us] [me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

          This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by each of the Company’s Irrevocable Transfer Agent Instructions dated July 27, 2006, January 10, 2007 and February 9, 2007.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC:      [LIST NAMES OF HOLDERS]

EXHIBIT B

SELLING STOCKHOLDERS

          The shares of Common Stock being offered by the selling stockholders are (i) issuable upon conversion of the Notes, conversion of the Preferred Shares and upon exercise of the Warrants and (ii) shares of Common Stock. For additional information regarding the issuance of the Notes, the Preferred Shares and Warrants and shares of Common Stock, see “Private Placement of Notes, Preferred Shares, Warrants and Common Stock” above. We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the Notes, Preferred Shares, Warrants and Common Stock issued pursuant to the Securities Purchase Agreements and the Common Exchange Agreement and certain lending agreements between the selling stockholders and the Company, the selling stockholders have not had any material relationship with us within the past three years.

          The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the Notes, Preferred Shares, Warrants and Common Stock currently held by the selling stockholders, as of ________, 200_, assuming conversion of all the Notes and Preferred Shares and exercise of the Warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

          The third column lists the shares of Common Stock being offered by this prospectus by the selling stockholders.

          In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least 130% of the sum of (i) the maximum number of shares of Common Stock issuable upon conversion of the Notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (ii) the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (iii) 1,122,482 shares of Common Stock and (iv) the maximum number of shares of Common Stock issuable upon exercise of the Warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC (subject to adjustment for stock splits and stock dividends). Because the conversion price of the Notes and the Preferred Shares and the exercise price of the Warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

          Under the terms of the Notes, the Preferred Shares and the Warrants, a selling stockholder may not convert the Notes or the Preferred Shares or exercise the Warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of Common Stock which would exceed 9.99%

of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the Notes or the Preferred Shares which have not been converted and upon exercise of the Warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
Prencen LLC (1)			0

Prencen Lending LLC (2)

Watershed Capital Partners, L.P. (3)

Watershed Capital Institutional Partners, L.P. (4)

          (1) Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

          (2) Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen Lending LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

          (3) WS Partners, L.L.C. (“WSP”), as the general partner to Watershed Capital Partners, L.P. (“WCP”), and Watershed Asset Management, L.L.C. (“WAM”), as the investment adviser to WCP, may, for purposes of Rule 13d-3 under the Exchange Act, each be deemed to own beneficially the securities held by WCP. As Senior Managing Member of each of WSP and WAM, Meridee A. Moore may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the securities owned by WCP. WSP, WAM and Meridee A. Moore disclaim any beneficial ownership of such securities.  All of the above-mentioned entities and person disclaim group attribution.

          (4) WS Partners, L.L.C. (“WSP”), as the general partner to Watershed Capital Institutional Partners, L.P. (“WCIP”), and Watershed Asset Management, L.L.C. (“WAM”), as the investment adviser to WCIP, may, for purposes of Rule 13d-3 under the Exchange Act, each be deemed to own beneficially the securities held by WCIP. As Senior Managing Member of each of WSP and WAM, Meridee A. Moore may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the securities owned by WCIP. WSP, WAM and Meridee A. Moore disclaim any beneficial ownership of such securities. All of the above-mentioned entities and person disclaim group attribution.

PLAN OF DISTRIBUTION

          We are registering the shares of Common Stock issuable upon conversion of the Notes and Preferred Shares, upon exercise of the Warrants and shares of Common Stock to permit the resale of these shares of Common Stock by the holders of the Notes, Preferred Shares, Warrants and Common Stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

          The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales made after the date the Registration Statement is declared effective by the SEC;

•	sales pursuant to Rule 144;

•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

          If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

          The selling stockholders may pledge or grant a security interest in some or all of the Notes, Preferred Shares, Warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

          The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

          Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

          There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

          The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

          We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the registration rights agreement, or we may be entitled to contribution.

          Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.